UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AgriFORCE Growing Systems, Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory note: There are no changes to the 14A except that it is being additionally filed with the tagging Prem14A at the request of the SEC.

AgriFORCE Growing Systems, Ltd.

2233 Columbia Street, Suite 300

Vancouver, BC, Canada V5Y 0M6

November 7, 2022

To the Shareholders of AgriFORCE Growing Systems, Ltd.:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of AgriFORCE Growing Systems, Ltd., a British Columbia corporation (the “Company”), to be held at 11:00 AM Pacific time on December 8, 2022, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

At the Special Meeting, Shareholders will be asked to consider and vote upon the following proposals:

1.	Approve the Company’s July 2022 PIPE Financing.

2.	Approve the September 2022 Stronghold Acquisition.

3.	Approve the October 2022 Manna Acquisition.

4.	Approve the acquisition of Delphy Groep BV.

5.	To transact such other business as may be properly brought before the 2022 Special Meeting and any adjournments thereof.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE FOUR PROPOSALS.

Pursuant to the provisions of the Company’s articles, the board of directors of the Company (the “Board”) has fixed the close of business on November 1, 2022 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on November 1, 2022 are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on December 7, 2022.

The Company reserves the right to take any additional pre-cautionary measures deemed to be appropriate, necessary or advisable in relation to the Meeting in response to further developments related to COVID-19.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Special Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Special Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Special Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Special Meeting and vote in person.

By Order of the Board of Directors:

/s/ Ingo Mueller
Ingo Mueller,
Chairman of the Board of Directors

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The 2022 Special Meeting of shareholders (the “Special Meeting”) of AgriFORCE Growing Systems, Ltd. (the “Company”) will be held 11:00 AM Pacific time on December 8, 2022, at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6.

At the Special Meeting, the holders of the Company’s outstanding common shares will act on the following matters:

At the Special Meeting, Shareholders will be asked to consider and vote upon the following proposals:

1.	Approve the Company’s July 2022 PIPE Financing.

2.	Approve the September 2022 Stronghold Acquisition.

3.	Approve the October 2022 Manna Acquisition.

4.	Approve the acquisition of Delphy Groep BV.

5.	To transact such other business as may be properly brought before the 2022 Special Meeting and any adjournments thereof.

Shareholders of record at the close of business on November 1, 2022 are entitled to notice of and to vote at the 2022 Special Meeting and any postponements or adjournments thereof.

Shareholders who intend to attend the meeting via teleconference or video conference must submit votes by Proxy ahead of the proxy deadline of 9:00 a.m. (Pacific Time) on December 7, 2022.

It is hoped you will be able to attend the 2022 Special Meeting but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2022 Special Meeting in person , you may revoke your proxy and vote in person.

Dated: November 7, 2022	By Order of the Board of Directors:

/s/ Ingo Mueller
Ingo Mueller,
Chairman of the Board of Directors

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AGRIFORCE GROWING SYSTEMS, LTD.

2233 Columbia Street, Suite 300

Vancouver, B.C. V5Y 0M6

SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 8, 2022

PROXY STATEMENT

The Board of Directors of AgriFORCE Growing Systems, Ltd. (the “Company”) is soliciting proxies from its shareholders to be used at the 2022 Special Meeting of shareholders (the “Special Meeting”) to be held at the Company’s offices at the Company’s principal offices at 2233 Columbia Street, Suite 300, Vancouver, BC, Canada V5Y 0M6, and at any postponements or adjournments thereof. This proxy statement contains information related to the Special Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about November 10, 2022.

ABOUT THE SPECIAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be November 1, 2022, and thus you are entitled to vote at the Company’s 2022 Special Meeting. This document serves as a proxy statement used to solicit proxies for the 2022 Special Meeting. This document and the Appendixes hereto contain important information about the 2022 Special Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2022 Special Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2022 Special Meeting. As of the close of business on the record date, there were 15,713,596 common shares issued and outstanding and entitled to vote. Each holder of common shares is entitled to one vote for each common share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2022 Special Meeting to be held on December 8, 2022, and vote your shares in person, rather than signing and returning your proxy. Only persons attending in person may vote their shares in person.

If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2022 Special Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2022 Special Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2022 Special Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

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If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

All matters are “non-routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted on our website: https://ir.agriforcegs.com/news-events/ir-calendar. If you are a shareholder with shares registered in your name with the Company’s transfer agent, VStock Transfer, on the record date, you may vote in person at the 2022 Special Meeting or by going to www.vstocktransfer.com/proxy. Record holders can also vote: via email (vote@vstocktransfer.com), via mail (with the self addressed envelope the transfer agent will provide) or via fax (646) 536-3179.

Whether or not you plan to attend the 2022 Special Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2022 Special Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2022 Special Meeting and the Company will give you a ballot when you arrive.

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●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2022 Special Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2022 Special Meeting?

The Company’s Articles stipulate that holders entitle to vote in person or represented by proxy may do so at the Special Meeting permitting the conduct of business at the meeting. On the record date, there were 15,713,596 shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. The Articles state the quorum for transaction of business at the meeting will be at least one shareholder who is present, or who represents by proxy one or more shareholders who, in the aggregate, hold at least 50% of the issued shares entitled to be voted at the meeting. The Articles further provide that if a quorum is not present, the meeting shall be adjourned to the same day in the next week at the same time and place and those persons present and being, or representing by proxy, entitled to attend and vote at the meeting shall be deemed to constitute a quorum, and in all circumstances, the Company will adehere to all minimum quorum requirements under Nasdaq List Rules. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2022 Special Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2022 Special Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2022 Special Meeting and voting in person. Attendance alone at the 2022 Special Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

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What vote is required to approve each item?

The vote required to approve each proposal is: “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2022 Special Meeting are required to approve each proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Special Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Neither proposal herein is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Special Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Special Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.agriforcegs.com/news-events/ir-calendar. All materials will remain posted on https://ir.agriforcegs.com/news-events/ir-calendar at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2022 Special Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2022 Special Meeting, including the procedures for voting your shares, you should contact Richard Wong, the Company’s CFO, by telephone at 604-757-0952.

Why is the Company Seeking Shareholder Approval of Matters 1-4?

Nasdaq Listing Rules 5635(a) and (d) require shareholder approval of acquisitions where 20% or more of the shares of Common Stock of the issuer are to be issued as consideration and where 20% or more of the shares of Common Stock of the Issuer are to be issued below the Nasdaq Minimum Price. As Nasdaq Rules aggregate all transactions which occur in a short period of time elapsed, the Company is seeking shareholder approval of the transactions and issuance of shares with regard to all three acquisitions set forth herein as well as the financing described herein.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, VStock Transfer LLC, and inform them of their request by calling them at (212) 828-8436 or writing them at 18 Lafayette Pl, Woodmere, NY 11598.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of November 1, 2022 by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

	Common shares		Options vested within 60 days of October 19, 2022	Warrants	Series A Preferred Shares	Total	Percentage beneficially owned
Directors and Officers:
Ingo Mueller	1,023,577	[a]	152,771	-	-	1,176,348	7.4%
Richard Wong	120,899		61,754	-	-	182,653	1.2%
Troy McClellan	437,120		48,659	-	-	485,779	3.1%
Mauro Pennella	32,773		18,480	-	-	51,253	0.3%
John Meekison	43,208		23,801	-	-	67,009	0.4%
David Welch	52,450		19,291	-	-	71,741	0.5%
Amy Griffith	-		8,216	-	-	8,216	0.1%
Richard Levychin	-		8,216	-	-	8,216	0.1%
Total all officers and directors (8 persons)	1,710,027		341,188			2,051,215	13.1%

5% or Greater Beneficial Owners
Ingo Mueller	1,023,577	[a]	152,771	-	-	1,176,348	7.4%
Arni Johannson	823,615	[b]	-			823,615	5.2%
Canadian Nexus Team Ventures Corp	583,278		-	317,243	-	900,521	5.6%

(a)	Includes (1) 92,030 common shares held by St. George Capital Corp. of which Mr. Mueller is the President, (2) 421,053 common shares held by 1071269 BC Ltd. of which Mr. Mueller is the sole owner, and (3) 31,579 common shares held by 1178196 BC Ltd. of which Mr. Mueller is an affiliate.
(b)	Includes 48,710 common shares held by Canadian Nexus Ventures Ltd. of which Mr. Johannson is the President.

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PROPOSAL NO. 1

APPROVAL OF THE DEBT FINANCING AND ISSUANCE OF SHARES PURSUANT TO THE COMPANY’S JULY 2022 DEBT FINANCING

July 2022 Debt Financing

On June 30, 2022, AgriForce Growing Systems, Ltd. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with two institutional investors (“Investors”) with an initial purchase of $14.025 million principal amount of debentures (“Debentures”) and accompanying warrants (“Warrants”) and up to an additional $33 million principal amount of Debentures and accompanying Warrants. Under the SPA, the Company received an initial amount of $12.75 million (gross of fees which will be deducted from that amount) on July 6, 2022 and has the right to receive up to an additional aggregate of $33.0 million at the discretion of each of the purchasers hereunder (the “Investors”), in one or multiple tranches, subject to certain conditions, at then-current market prices in minimum tranches of $5 million each. The SPA contains industry standard representations and warranties and negative covenants, including, but not limited to, limitations upon the amounts of indebtedness and other securities which may be incurred and issued by the Company under certain circumstances as set forth in the SPA.

The initial conversion price of the Debentures is $2.22 per share. The Debentures are due in 2.5 years from June 30, 2022, which may be extended for an additional six month period by the Company by paying, at the end of the 18th month of the term of the Debentures, six months of interest at the rate of 8% per annum. The Debentures are subject to a 10% original issue discount and bear interest at 5% for the first 12 months, 6% for the next 12 months and 8% until maturity. The Debentures amortize over a 25 month period commencing on September 1, 2022, and the monthly amortization of the Debentures are payable in cash only for the first 12 months of amortizations and in cash or stock thereafter at the option of the Company. Once the monthly amortizations are payable in cash or stock, the Company can only elect to pay the monthly amortization in stock if certain equity conditions, as set forth in the Debentures, are met, which include, but are not limited to, for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the daily trading volume for the Common Stock on the principal Trading Market exceeds $1,000,000 per Trading Day, the Company is not in default of any of its obligations under the Debentures, there is an effective registration statement for the resale of shares issuable under the Debentures, and the Company is in compliance with all Nasdaq listing requirements. The Debentures contain commercially standard events of default and covenants and the like.

In addition, the Investors have received 3.5-year Warrants with 65% warrant coverage at an initial exercise price of $2.442 per share, subject to customary adjustments, including a price ratchet (to the price of the new issuance) if it issues its common shares at a price less than the then in effect exercise price and are subject to standard pro rata dilution for reverse stock splits and the like. The Debentures have the same dilution protection as the Warrants.

Both the Debentures and Warrants contain exercise limitations upon an Investor beneficially owning more than either 4.99% or 9.99% of the Company’s common shares and also contain caps upon the total amount of common shares issuable upon conversion of the Debentures and exercise of the Warrants of 19.9% of the issued and outstanding shares of the Company at the time of the closing of the transactions, until shareholder approval of both the financing transaction, including all subsequent tranches of the financing, and the Delphy acquisition are received, consistent with Nasdaq rules.

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The Company has entered into a Registration Rights Agreement with the Investors to register the shares issuable upon conversion of the Debentures and exercise of the Warrants with a registration statement to be filed on Form S-1 no later than 30 days from June 30, 2022 (or any subsequent closing) and effective no later than 60 days from June 30, 2022 (or the date of any subsequent closing; or 90 days, if there is full SEC review). Penalties for missing those deadlines are equal to 2% of the subscription amount per month up to 10% of the subscription amount.

The Company’s subsidiaries have also entered into subsidiary guarantees pursuant to which each guarantees the performance of the Company of its obligations under the SPA and related instruments. Each of the officers and directors has also entered into a lockup agreement to not sell any common shares of the Company owned by each such person for one year from June 30, 2022 (subject to the ability to sell shares received by each as the result of an employment agreement at any time, which ability to sell shares commences on January 1, 2023).

All of the Debentures and Warrants sold under the SPA are sold in private placement transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2022 Special Meeting are required to approve each proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

APPROVAL OF THE DEBT FINANCING AND ISSUANCE OF SHARES PURSUANT TO THE COMPANY’S JULY 2022 DEBT FINANCING

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PROPOSAL NO. 2

APPROVAL OF THE STRONGHOLD ACQUISITION AND ISSUANCE OF COMMON SHARES TO BE ISSUED IN THE STRONGHOLD ACQUISITION

As of September 16, 2022, AgriForce Growing Systems, Ltd. (the “Company”) entered into a Purchase and Sale Agreement (“PSA”) with Stronghold Power Systems, Inc. (“Seller”) to purchase approximately 34 acres of land in Coachella California. The purchase price is $4,300,000, payable as follows: (i) $1,500,000 in cash and (ii) $2,800,000 in restricted shares of common stock of the Company. The purchase price is allocable $1,642,350 for purchase of the land and the balance for completion of development work by the Seller on the Property. The stock is being issued in the form of prefunded warrants (pending shareholder approval of issuance of the shares) in two tranches: (i) $1,700,000 (695,866 shares) issued within five days of entry into the PSA, and (ii) $1,100,000 (450,266 shares) at closing of the transaction. The first tranche shall be void if closing of the transaction does not occur by March 31, 2023, and the pre funded per share exercise price is $2.443, and is subject to certain adjustments as stated in the prefunded warrants. Issuance of all securities in this transaction is in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and the prefunded warrants bear legends to that effect.

THE BOARD RECOMMENDS A VOTE “FOR”

APPROVAL OF THE STRONGHOLD ACQUISITION AND ISSUANCE OF COMMON SHARES TO BE ISSUED IN THE STRONGHOLD ACQUISITION.

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PROPOSAL NO. 3 – APPROVAL OF THE MANNA ACQUISITION AND ISSUANCE OF COMMON SHARES TO BE ISSUED IN THE MANNA ACQUISITION

On September 10, 2021, AgriForce Growing Systems, Ltd. entered into an agreement (“Agreement”) to acquire the intellectual property (IP) from Manna Nutritional Group LLC (MNG), a privately held firm based in Boise, Idaho. The IP encompasses patent-pending technologies to naturally process and convert grain, pulses and root vegetables, resulting in low-starch, low-sugar, high-protein, fiber-rich baking flour products, as well as a wide range of breakfast cereals, juices, natural sweeteners and baking enhancers.

The terms of the Agreement are as follows:

The aggregate purchase price for the Purchased Assets (the “Purchase Price”) is up to $14,475,000, and shall consist of the following, subject to the terms and conditions of this Agreement, as follows:

(i)	The number of shares of Company’s common stock (rounded up to the nearest whole number), restricted as to resale under Section 4(a)(2) of the Securities Act, equal to the quotient of (i) $5,000,000 divided by (ii) a per share price equal to the average of the volume weighted average price (“VWAP”) of the Company’s common shares for the ten trading days immediately preceding the Due Diligence Deadline (as defined below) (the “Closing Shares”). The Closing Shares, to be due on the Closing Date, which Closing Shares are restricted as to resale and issued under a private placement exempt from registration under Section 4(a)(2) of the Securities Act, are subject to release of restriction and lockup on a quarterly basis over ten quarters commencing on the Closing Date in equal amounts of shares over ten consecutive calendar quarters. The Closing Shares are due and will be issued to MNG upon the date that is 180 days from the Effective Date (September 10, 2021) (the “Due Diligence Deadline”), with such due diligence being comprised of (the following three bullet points are the “KPIs”):

●	Receipt and Tasting of Flours and Sweeteners by the Company;

●	Independent Lab Testing of Flours and Sweeteners by the Company to confirm fiber, protein, and starch content of such products meets the specifications provided by MNG; and

●	Completion by the Company of Third-Party Engineering Process Analysis, included in the scope of work outlined by Covert Engineers, dated August 11, 2021, for conceptual and preliminary plant design for a Pilot Manufacturing Facility.

(ii)	$1,475,000 in cash, minus any amounts paid to MNG under (iii), payable to MNG at Closing;

(iii)	$725,000 in cash payable follows: (a) $225,000 payable on the Effective Date; and (b) $500,000 payable within 120 days after the Effective Date, to reimburse MNG for, without limitation, satisfaction of all the secured debt as listed in Section 2.04 of the Disclosure Schedules to the Agreement (the “Secured Debt”).

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(iv)	The number of shares of Company’s common stock (rounded up to the nearest whole number) to be issued in two tranches that equals (i) $8,000,000 divided by (ii) a per share price equal to the VWAP of the Company’s common shares for the ten trading days immediately before the issuance date of those shares (“Post-Closing Shares”). $5,000,000 of the Post-Closing Shares will be issued on June 30, 2022, to be held in Escrow. $3,000,000 of the Post-Closing Shares will be issued to MNG on December 31, 2022, to be held in Escrow. All distributions and dividends attributable to the Post-Closing Shares (collectively, “Dividends”) will accrue for the benefit of MNG and will be held in Escrow pending release of the Post-Closing Shares, in which case all Dividends will be released to MNG at the same time as the Post-Closing Shares are so released. Until Post-Closing Shares are released from Escrow, all voting rights thereto shall be exercised as directed by the Company’s Board of Directors. If a Patent is issued within 24 months of the Closing Date, and such Patent is transferred to the Company free and clear of all encumbrances, then the Post-Closing Shares shall be released from Escrow in four equal amounts commencing on the date of issuance of the Patent and then for the three subsequent three-month anniversaries thereof.

In the event that after 24 months from the closing date, a Patent does not issue from the IP, Buyer’s obligation to issue the Post-Closing Shares and Dividends to MNG will be deemed null and void ab initio and will no longer be due and owing to MNG, and the Post-Closing Shares shall be released from escrow and returned to the Company, and the Purchase Price shall be adjusted downward dollar for dollar.

As of May 10, 2022, the Company completed an amendment to its asset purchase agreement with Manna Nutritional Group LLC, dated September 10, 2021. The amendment modifies certain provisions of Section 2 thereof. Section 2.04(i) was amended to provide for the issuance of prefunded warrants instead of shares, with the trigger valuation date for the first $3.5 million of equity to be March 10, 2022 and the trigger valuation date for the next $1.5 million of equity to be the resubmission work date on the patents set forth in the asset purchase agreement. Section 2.04(iv) was amended to also reflect issuance of pre funded warrants instead of common shares in two tranches of $5 million on June 30, 2022 and $3 million on December 31, 2022, such that if a Patent (as defined in the asset purchase agreement) is issued within 24 months of the Closing Date (as defined in the asset purchase agreement), then the aforementioned $8 million in prefunded warrants will vest in four equal amounts on the date of issuance of the patent and then for the three subsequent three month anniversaries thereof. If the aforementioned patent does not issue within 24 months of the Closing Date, then those prefunded warrants shall be returned to the Purchaser, and the transaction purchase price shall be adjusted downward, dollar for dollar. The amendment also contains covenants to obtain shareholder approval of the acquisition transactions before the prefunded warrants can be exercised into Company common shares.

On October 17, 2022, the Company closed the assignment of the actual Manna patent and issued to Manna a total of 4,627,675 prepaid warrants which are exercisable into the same number of common shares of the Company upon approval of this Proposal by the Company’s shareholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE MANNA ACQUISITION AND ISSUANCE OF COMMON SHARES TO BE ISSUED IN THE MANNA ACQUISITION

15

PROPOSAL NO. 4 – APPROVAL OF THE DELPHY ACQUISITION AND SHARES TO BE ISSUED IN THE DELPHY ACQUISITION

Delphy Groep BV Acquisition

On February 10, 2022, the Company signed a definitive agreement to acquire Delphy Groep BV (“Delphy”), a Netherlands-based AgTech consultancy firm, for € 23.5 million (USD $23.5 million) through a combination of cash and stock. The closing of the transaction was expected to occur within 60 days of the signing date but is subject to shareholder approval and completion of audited financials of Delphy. The definitive agreement follows the binding letter of intent (“LOI”) as previously announced in the Company’s press release in October 2021. Delphy, which optimizes production of plant-based foods and flowers, has multinational operations in Europe, Asia, Kazakhstan, and Africa, with approximately 200 employees and consultants. Delphy’s client list includes agriculture companies, governments, universities, and leading AgTech suppliers, who turn to the company to drive agricultural innovation, solutions, and operational expertise.

On September 22, 2022, AgriForce Growing Systems, Ltd. (the “Company”) entered into an amendment to its agreement to purchase all of the issued and outstanding shares of Delphy Groep, B.V. Pursuant to the amendment, the total purchase price is reduced from €$23.5 million to €17.66 million (USD $17.66 million), plus a potential earnout of up to €5.99 million (USD $5.99 million) over 2 years, based on achieving future performance milestones. The Company will pay €168,818 of interest on the purchase price (such interest was assessed from May 9, 2022 to July 29, 2022). If closing does not occur by November 15, 2022, the Company will pay additional interest on the purchase price of four percent per annum until closing.

Information on Delphy

Delphy Groep B.V., Wageningen (the “Company” or “Delphy”) is a Netherland based company and was incorporated as a private company by Articles of Incorporation issued pursuant to the provisions of the Dutch Civil Code on October 11, 2005. The Company’s registered and records office address is at Agro Business Park 5, in Wageningen, the Netherlands and is registered at the chamber of commerce under number 09154407. The activities of Delphy Groep B.V. and its group companies (“the Company”) mainly focus on the entrepreneurs in the primary sector and agribusiness partners, both nationally and internationally. Advisors in tree cultivation, pot and bedding plant cultivation, greenhouse vegetables, floriculture, fruit cultivation, strawberry cultivation, field vegetable cultivation, cut flowers, arable farming, flower bulbs and other vegetable sectors, are the confidential advisors on the farm of the agricultural entrepreneur. The two subsidiaries GreenQ Group B.V. and Improvement Centre B.V. operate a modern greenhouse complex, in which new cultivation concepts and technical installations from all parts of the world are developed, tested and demonstrated.

Internal structure

Management
(J. van der Wekken,
R. Rademakers).
Business operations
(D. Egbertsen).
Management
secretary
(S. Koop).
IT
Financial
administration.
Communications.
Payroll
(Branse HR)
HRM
(Brandse HR)
Team managers.

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Organizational structure

Stoll, Ulko
100%
Delphy Groep B.V.
- van der Wekken, Cornelis
Minor shareholders
70%
Minor shareholders
64,80%
De Bietentang B.V.
59%/41%
- Stoll, Ulko
Minor shareholders
50,01%
Minor shareholders
15%
30%
35,20%
41%
49,99%
50%
85%/100%
100%
100%
100%
100%
100%
100%
HAS Hortiadvice A/S
Delphy UK
XPlant.nl B.V.
- Stoll, Ulko
Delphy CVBA
Delphy Japan Ltd.
Delphy Poland Sp. z.o.o
Delphy B.V.
- van der Wekken, Cornelis
Delphy Rwanda Ltd
GreenQ Group B.V.
- Delphy Groep B.V.
100%
Improvement Centre BV
-GreenQ Group B.V.
Delphy Projects B.V.
- van der Wekken, Cornelis
Delphy (Shanghai) Agricultural Technology Co., Ltd.
Aegisto B.V.
- Delphy Groep B.V.
B.V.
Director
actual/effective%

The Group consists of Delphy Groep B.V. and its Dutch subsidiaries; GreenQ Group B.V. (which in turn serves as an intermediary to Improvement Centre B.V.), Delphy B.V., Delphy Projects B.V. and Aegisto B.V., and its (foreign and Dutch) interests in; Delphy (Shanghai) Agricultural Co. Ltd., Latia Agribusiness Solutions Ltd., Delphy CVBA, Delphy UK Ltd., HAS Hortiadvice A/S, Xplant.nl B.V., Delphy Poland Sp. z.o.o., Delphy Japan Ltd., and Delphy Rwanda Ltd. (a note on the subsidiaries has been added to this report in Annex II}.

The shares in Delphy Groep B.V. (hereinafter: the “Shares”), are held by thirteen (13) shareholders, with individual participation ranging from 1.17% to 16.96%. Delphy Groep B.V. together with its subsidiaries Delphy B.V. and Delphy Projects B.V. form a fiscal entity for the purposes of corporation tax. GreenQ Group B.V. and Improvement Centre B.V. form a (separate) fiscal entity for the purposes of corporate tax.

Management biographies

Jacco van der Wekken

Jacco has a master’s degree in plant cultivation, which master’s degree he achieved in 1988. After finishing his master’s degree, Jacco worked at (among others) The Greenery. After this time Jacco founded Delphy (which was then called DLV Plant Groep). As such, Jacco has been the CEO of Delphy and its (legal) predecessors for over 23 years. Jacco is statutory director of the company.

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Arnoud van Boven

Arnoud has achieved a master’s degree at the Erasmus University of Rotterdam. He specializes in agrobusiness and turn-key projects. Arnoud has been with Delphy for over 23 years and is an intrinsic part of its management team.

Aad van den Berg

Prior to working at Delphy, Aad worked as a director at the company Royal Brinkman, which role he fulfilled for 15 years. In 2005 Aad started working as a managing director at Delphy, which role he has (therefore) fulfilled for almost 18 years. Aad specializes in agrobusiness, research projects, and innovation. Since he has joined Delphy, Aad has been a part of the management team.

CORE BUSINESS

Delphys’ core business is the provision of services and advice, with regard to floriculture, pot and bedding plant cultivation, greenhouse vegetable production, ornamental horticulture, fruit cultivation, strawberry cultivation, outdoor vegetable production, cut flowers, agriculture, flower bulbs and other vegetable products. Delphy focusses on business in the primary sector of food production and agricultural resource production.

GreenQ Group B.V. and Improvement Centre B.V. operate a modern greenhouse complex in which new cultivation concepts and technical installations (from all parts of the world) are developed, tested and demonstrated.

According to the Registry of the Dutch Chamber of Commerce, the sole director of Delphy Groep B.V. is Mr. C.J. van der Wekken. As follows from the minutes of meetings from the board, an informal board or management team consists of Aad van den Berg, Jacco van der Wekken, Jeroen van Buren, Gerjo Engbers, Arnoud van Boven, Martine de Jong, Klaas Walraven, and Irma Bellekom.

LOAN AGREEMENTS

The provided Documents contain a number of agreements relating to loans of Delphy, an overview of the loans is as follows the outstanding amounts have been derived from the most recent credit agreement provided, dated August 2021:

ABN Amro	Credit facility	€750,000
ABN Amro	Loan	€1,100,000
ABN Amro	Loan	€1,000,000

Loan agreement ABN Amro dated 31 January 2014

An agreement between ABN Amro and the companies within the Delphy Group was provided (dated 31 January 2014), relating to a credit arrangement between both parties. The agreement is factually a continuance of an earlier agreement dated 5 September 2011, the general terms and conditions of ABN (as are discussed in this chapter) apply. As security for the credit arrangement, a mortgage has been pledged.

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The loan consists of two separate loans (as certain provisions apply to each loan separately), the first being a ‘EURIBOR loan’ for a total of €2,458,333 (of which €1,333,333 was yet outstanding at the time this continued agreement was signed), the second being a ‘loan’ of €1,100,000 (the total amount of which was still outstanding at the time this continued agreement was signed).

Aside from the mortgage, liens were also agreed upon. In accordance with the agreement, liens have been placed on; any and all stock and inventory, receivables owed to the companies, and other goods (as described in the general terms and conditions).

Furthermore, surety was agreed upon, amounting to a surety of €25,000 (plus interest and costs) by P. Klapwijk and a parallel surety by L. van den Berg, also for €25,000,00.

Loan agreement ABN Amro dated 30 May 2020

A later agreement was provided between ABN Amro and GreenQ Group B.V. (dated 30 May 2020), also relating to a credit agreement between both parties. The agreement is a continuance of an earlier agreement dated 6 March 2019, which in turn is a continuance of the loan agreement dated 31 January 2014. As this agreement has been renegotiated, an extensive disquisition on the loan agreement does not seem relevant, therefore, refer to the next part of this paragraph.

Loan agreement ABN Amro doted 13 August 2021

The last loan agreement provided between ABN Amro and GreenQ Group B.V. (dated 13 August 2021) is a continuance of the loan agreement dated 24 June 2020 (which seems to be the signing date of the agreement as set out above). The parties to the agreement are ABN AMRO Bank N.V., and GreenQ Group B.V., Delphy Groep B.V., Delphy B.V., Delphy Projects B.V., and Improvement Centre B.V. As was the case with all previous agreements, the general terms and conditions of ABN (as have been discussed) apply.

The loan now consists of a credit facility of €750,000 and two loans. The first loan amounts to €1,100,000 (of which the entire amount is still outstanding at the time the agreement was signed), and the second loan amounts to €1,000,000 (of which €900,000 was still outstanding at the time the agreement was signed).

The most important arrangements of the agreement are as follows:

(i)	the interest on the current account is variable, that is to say that it consists of the monthly EURIBOR average plus (+/+) market allowance plus (+/+) an agreed upon increment. When the agreement was signed the following was true of these number: monthly EURIBOR (- 0.557%) + market allowance (0.30%) + increment (2.40%) = 2.143% interest;

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(ii)	further costs include a credit provision of 0.25% per quarter and a commitment fee of 0.5% per year;

(iii)	The agreement states that the provisions of earlier agreements still apply to both the loans. Furthermore, Delphy Agriconsult B.V., Delphy International B.V. and GreenQ Group B.V. are no longer jointly and severally bound to the loans (as they have ceased to exist). The other parties (as mentioned above) are jointly and severally liable for claims under the agreement;

(iv)	the bank uses certain calculations whereby it is possible that the claim of the bank can become due early;

(v)	it is agreed that the companies must try to use the bank as a vehicle for payments as much as possible;

(vi)	if certain rules and regulations are amended, so shall the agreement be.

As mentioned above the agreement states that past agreements shall still apply to the loans. However, not all previous agreements have been provided, which means that we have not been able to verify if the sureties of P. Klapwijk and L. van den Berg still apply (no Documents have been provided to that effect, but no Documents entirely disprove the existence of these sureties). While the most recent agreements between Delphy and ABN Amro do not explicitly mention these sureties as part of the arrangements, the agreements do refer to previous agreements, which may mean that suretyship may still apply to the current agreements. Applicability of the sureties would have no adverse effect on the business, however, the sureties apply to two people who would not concur with continued suretyship.

Mortgage agreement ABN Amro

A mortgage agreement has been provided between AMRO Bank N.V., and Delphy Groep B.V. and GreenQ Group B.V. together. The mortgage is placed on the registered properties as mentioned in the agreement, for a maximum amount of €7,000,000 (which consists of a maximum claim against the mortgaged properties of €5,000,000 as principal, and costs up to a maximum of €2,000,000).

The mortgage is placed on the following properties:

Violierenweg 3, 2665 MV Bleiswijk, known to the Municipality of Bleiswijk, section D, number 3112 (the surface of which is 20,080 m2).

Properties on the Dijkgraafweg in Hazerswoude, known to the Municipality of Hazerswoude, section K, numbers 61,657 and 752 (the surface of which amounts to a total of 24,540 m2).

The mortgage has been established for any claim the bank might have on; GreenQ Group B.V., Delphy Groep B.V., Delphy B.V., Delphy Agriconsult B.V., Delphy Projects B.V., Delphy International B.V., Improvement Centre B.V. and GreenQ B.V. (some of which no longer exist). The general terms and conditions of ABN Amro are applicable to the mortgage deed (said terms and conditions are discussed within this chapter). A provisions is made on renting out the properties, whereby the bank must first consent to intended lease of the properties.

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As of November 2021, there are 183 employees working at Delphy B.V. and Improvement Centre B.V. Of these employees, 162 are employed by Delphy B.V. and 21 by Improvement Centre B.V. In addition, there are 9 people on the payroll.

The management of Delphy Groep BV is advised by the Advisory Board of Delphy Groep BV. The members of the Advisory Board are appointed by the shareholders of the Delphy Groep BV. The following applies to the Advisory Board: in order to guarantee the independence of Delphy Groep BV, all members sit in a personal capacity.

Long-term debt as of December 31, 2021 and 2020 consists of the following:

	December 31, 2021	December 31, 2020
2.3% Loan payable (€1,000,000 principal) in quarterly installments of €50,000 including interest, with final payment of €50,000 (1 January, 2026)^ .	€850,000	€337,988
1.2% Loan payable (€1,100,000 principal) payable at end of term, including interest, with final payment of €1,100,000 (1 July, 2026)*.	1,100,000	1,100,000
Total Long-Term Debt	€1,950,000	€1,437,988
Less:
Current installments of long-term debt	200,000	150,000

Long-Term Debt, Excluding Current Installments	€1,750,000	€1.287,988

^ Conditions:

Lender: ABN AMRO Bank N.V. Principal amount: €1,000,000

Repayment: €50,000 on the first day of each quarter Interest: 2.3%

Fair value of this long-term debt approximates the carrying value

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* Conditions:

Lender: ABN AMRO Bank N.V. Principal amount: €1,100,000

Repayment: full repayment at the end of the term Interest: 3 months Euribor + 1.2%

Fair value of this long-term debt approximates the carrying value

The following securities have been provided:

- A bank mortgage, first in rank, amounting to €5,000,000 on the untaxed registered property located in Hazerwoude, Dijkgraafweg and Bleiswijk, Violierenweg;

- A pledge on stocks;

- A pledge on company inventory;

- A pledge on claims.

REVENUE

The Company generates revenue primarily from the provision of services, conducting research for customers and other services (trainings and subscriptions). In the following table, revenue from contracts with customers is disaggregated by major service lines and timing of revenue recognition. The table also includes revenue from the major business lines.

	December 31, 2021	December 31, 2020
Advisory services	€11,400,825	€10,810,597
Research	2,730,588	2,587,762
Other	2,417,358	2,290,916
Contract balances	€16,548,771	€15,689,275

The following table provides information about receivables, contract assets and contract liabilities from contracts with customers.

	December 31, 2021	December 31, 2020
Trade accounts receivable	€3,341,772	€3,166,089
Contract asset	3,605,535	3,933,889
Contract liability	4,100,133	3,773,132

The contract assets primarily relate to the Company’s rights to consideration for work performed but not billed at the reporting date on research projects. The amount of contract assets during the period ended 31 December 2021 was not impacted by an impairment charge. The contract assets are transferred to receivables when the rights become unconditional. This usually occurs when the Group issues an invoice to the customer.

The contract liabilities primarily relate to fees received by the Company for which the associated performance obligations have not been satisfied and revenue has not been recognized.

The Company has multiple projects which are financed by government grants. In 2020 the Company received Noodmaatregel Overbrugging Werkgelegenheid (NOW) subsidy, which is a temporary emergency COVID-19 support for employment expenses. The table below shows an overview of the subsidy income recognized from various governmental organizations.

	December 31, 2021	December 31, 2020
Government grants	€7,044,325	€6,607,488
NOW	-	554,940
Other	12,064	48,445
Cost of government grants	(5,642,360)	(4,928,962)
	€1,414,029	€2,281,911

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Vote Required

The approval of a majority of shares present and voting at this Special Meeting is required to approve Matter 4.

THE BOARD RECOMMENDS A VOTE “FOR”

APPROVAL OF THE DELPHY ACQUISITION AND SHARES TO BE ISSUED IN THE DELPHY ACQUISITION.

MATTER NO. 5 - OTHER MATTERS

The Board knows of no matter to be brought before the Special Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Special Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Ingo Mueller
Ingo Mueller
Chairman and CEO

23

ANNEX I

FINANCIAL STATEMENTS FOR DELPHY GROEP BV

24

Delphy Groep B.V.

Audited Consolidated Financial Statements

As of and for the years ended December 31, 2021 and 2020

25

26

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Delphy Groep B.V.

Opinion

We have audited the consolidated financial statements of Delphy Groep B.V., which comprise the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of income and comprehensive income, changes in stockholder’s equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the consolidated financial position of Delphy Groep B.V. as of December 31, 2021 and 2020, and the consolidated results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Delphy Groep B.V. and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Delphy Groep B.V.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Marcum LLP ■ 600 Anton Boulevard ■ Suite 1600 ■ Costa Mesa, California 92626 ■ Phone 949.236.5600 ■ Fax 949.236.5601 ■ www.marcumllp.com

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Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Delphy Groep B.V.’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Delphy Groep B.V.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Costa Mesa,

CA August 31,

2021

28

DELPHY GROEP B.V., WAGENINGEN

CONSOLIDATED BALANCE SHEETS

(Expressed in EURO)

	Note	December 31, 2021	December 31, 2020
ASSETS

Current
Cash and cash equivalents		€4,955,602	€4,721,338
Restricted cash		42,631	42,631
Trade accounts receivable, less allowance for doubtful accounts of €32,029 in 2021 and €432,608 in 2020		3,341,772	3,166,089
Inventories		17,727	19,921
Other current assets	4	4,010,045	4,518,962
Total current assets		12,367,777	12,468,941
Non-current
Other receivables	7	149,050	182,002
Equity method investments	6	541,911	629,721
Property, plant and equipment, net	5	4,639,787	3,109,654
Intangible assets		9,911	4,570
Total assets		€17,708,436	€16,394,888

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current
Accounts payable and other current liabilities	8	€9,082,180	€8,142,359
Current installments of long-term debt	9	200,000	150,000
Income taxes payable	14	78,452	330,543
Total current liabilities		9,360,632	8,622,902
Non-current
Long-term debt	9	1,750,000	1,287,988
Other liabilities	10	186,375	196,640
Total liabilities		11,297,007	10,107,530
Commitments and contingencies	17

Stockholders’ equity
Common shares, €1 par value per share, 18,000 shares authorized, issued and outstanding at December 31, 2021 and December 31, 2020, respectively	11	18,000	18,000
Treasury stock		(921,878)	(139,081)
Additional paid-in capital		286,108	286,108
Retained earnings		7,005,538	6,096,469
Accumulated other comprehensive loss		(3,916)	(4,379)
Total equity attributable to Delphy Groep B.V. and its subsidiaries		6,383,852	6,257,117
Noncontrolling interest		27,577	30,241
Total stockholders’ equity		6,411,429	6,287,358

Total liabilities and stockholders’ equity		€17,708,436	€16,394,888

The accompanying notes are an integral part of these consolidated financial statements.

29

DELPHY GROEP B.V., WAGENINGEN

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Expressed in EURO)

For the years ended December 31, 2021 and 2020

	Note	2021	2020
Revenue
Revenue	12	€16,548,771	€15,689,275
Cost of revenue		(7,345,494)	(6,501,617)
Gross profit		9,203,277	9,187,658

Selling, general and administrative expense		(9,181,496)	(9,893,160)
Operating income		21,781	(705,502)

Other expense / (income)
Other income, net	13	1,414,029	2,281,911
Interest income		29	956
Interest expense		(19,109)	(24,345)
Income of equity method investees		207,487	55,987
Income before income taxes		1,624,217	1,609,007

Income tax expense	14	(321,195)	(359,009)
Net income		1,303,022	1,249,998

Net income attributable to non-controlling interest		4,134	6,902
Net income attributable to Delphy Groep B.V. and its subsidiaries		1,298,888	1,243,096

Foreign currency translation adjustments		463	1,465
Net comprehensive income Delphy Groep B.V. and its subsidiaries		€1,299,351	€1,244,561

The accompanying notes are an integral part of these consolidated financial statements.

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DELPHY GROEP B.V., WAGENINGEN

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(Expressed in EURO, except share numbers)

	Common stock		Treasury stock
	# of Shares	Amount	# of Shares	Amount	Additionl paid-in- capital Retained	Retained earnings	Accumulated other comprehensive income (loss)	Total equity attributable to Delphy Groep B.V. and its subsidiaries	Non~controlling interest	Total Stockholders’ Equity

Balances as of January 1, 2020	18,000	€18,000	576	€(147,192)	€282,157	€4,853,373	€(5,844)	€5,000,494	€23,339	€5,023,833
Sale of treasury stock	-	-	(37)	8,111	3,951	-	-	12,062	-	12,062
Net income	-	-	-	-	-	1,243,096	-	1,243,096	6,902	1,249,998
Foreign currency translation	-	-	-	-	-	-	1,465	1,465	-	1,465
Balances as of December 31, 2020	18,000	€18,000	539	€(139,081)	€286,108	€6,096,469	€(4,379)	€6,257,117	€30,241	€6,287,358
Share repurchase	-	-	2,069	(782,797)	-	-	-	(782,797)	-	(782,797)
Net income	-	-	-	-	-	1,298,888	-	1,298,888	4,134	1,303,022
Foreign currency translation	-	-	-	-	-	-	463	463	-	463
Dividends	-	-	-	-	-	(389,819)	-	(389,819)	(6,798)	(396,617)
Balances as of December 31, 2021	18,000	€18,000	2,608	€(921,878)	€286,108	€7,005,538	€(3,916)	€6,383,852	€27,577	€6,411,429

The accompanying notes are an integral part of these consolidated financial statements.

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DELPHY GROEP B.V., WAGENINGEN

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in EURO)

For the years ended December 31, 2021 and 2020

	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	€1,303,022	€1,249,998
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	305,063	228,157
Provision for jubilee bonuses	(10,265)	(43,076)
Net change in allowance for doubtful accounts	(400,579)	331,005
Equity in income of equity method investees	(207,487)	(63,597)
Foreign exchange transaction	(5,874)	4,256
Changes in operating assets and liabilities:
Decrease (increase) in trade accounts receivable	224,896	(259,759)
Decrease (increase) in other current assets	180,563	(171,243)
Decrease (increase) in other receivables	26,141	20,940
Increase (decrease) in accounts payable and accrued liabilities	612,820	566,051
Decrease (increase) in inventories	2,194	(2,300)
Decrease (increase) in contract assets/liabilities	655,355	2,845
Increase (decrease) in income tax payable	(252,091)	363,930
Net cash provided by operating activities	€2,433,758	€2,227,207
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant & equipment	(1,828,662)	(660,468)
Acquisition of intangibles assets	(11,875)	-
Dividend received	301,171	135,728
Net cash used in investing activities	€(1,539,366)	€(524,740)
CASH FLOWS FROM FINANCING ACTIVITIES
Decrease (increase) in receivable from shareholders and associates	6,811	(37,648)
Proceeds from debt to credit institutions	662,012	337,988
Principal payments on debt to credit institutions	(150,000)	-
Payments to acquire treasury stock	(782,797)	-
Proceeds from issuance of common stock	-	12,062
Dividend paid	(396,617)	-
Net cash (used in) provided by financing activities	€(660,591)	€312,402

Effect of exchange rate changes on cash	463	1,460
Change in cash and cash equivalents	233,801	2,014,869
Cash and cash equivalents at beginning of year	€4,721,338	€2,705,009
Cash and cash equivalents at end of year	€4,955,602	€4,721,338

Change in restricted cash	-	4
Restricted cash at beginning of year	€42,631	€42,627
Restricted cash at end of year	€42,631	€42,631

The accompanying notes are an integral part of these consolidated financial statements.

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NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the years ended December 31, 2021 and 2020 (Expressed in EURO, except where noted)

1. BUSINESS OVERVIEW

Delphy Groep B.V., Wageningen (the “Company” or “Delphy”) is a Netherland based company and was incorporated as a private company by Articles of Incorporation issued pursuant to the provisions of the Dutch Civil Code on October 11, 2005. The Company’s registered and records office address is at Agro Business Park 5, in Wageningen, the Netherlands and is registered at the chamber of commerce under number 09154407.

The activities of Delphy Groep B.V. and its group companies (“the Company”) mainly focus on the entrepreneurs in the primary sector and agribusiness partners, both nationally and internationally. Advisors in tree cultivation, pot and bedding plant cultivation, greenhouse vegetables, floriculture, fruit cultivation, strawberry cultivation, field vegetable cultivation, cut flowers, arable farming, flower bulbs and other vegetable sectors, are the confidential advisors on the farm of the agricultural entrepreneur.

The two subsidiaries GreenQ Group B.V. and Improvement Centre B.V. operate a modern greenhouse complex, in which new cultivation concepts and technical installations from all parts of the world are developed, tested and demonstrated.

2. BASIS OF PREPARATION

Basis of Presentation

The accompanying consolidated financial statements (the “financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. In the opinion of the Company’s management, the financial statements reflect all adjustments, which are normal and recurring in nature, necessary for fair financial statement presentation.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Delphy and its majority-owned subsidiaries (collectively, the Company). All significant intercompany balances and transactions have been eliminated in consolidation.

The Company consolidates entities in which it has a controlling financial interest based on either the variable interest entity (VIE) or voting interest model. The Company is required to first apply the VIE model to determine whether it holds a variable interest in an entity, and if so, whether the entity is a VIE. If the Company determines it does not hold a variable interest in a VIE or the entity is not a VIE, it then applies the voting interest model. Under the voting interest model, the Company consolidates an entity when it holds a majority voting interest in an entity. Immaterial subsidiaries are not included in consolidation.

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The Company accounts for investments in which it has significant influence but not a controlling financial interest using the equity method of accounting (see Note 7).

VIE Model

An entity is considered to be a VIE if any of the following conditions exist: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support, (b) the holders of the equity investment at risk, as a group, lack either the direct or indirect ability through voting rights or similar rights to make decisions that have a significant effect on the success of the entity or the obligation to absorb the entity’s expected losses or right to receive the entity’s expected residual returns, or (c) the voting rights of some equity investors are disproportionate to their obligation to absorb losses of the entity, their rights to receive returns from an entity, or both and substantially all of the entity’s activities either involve or are conducted on behalf of an investor with disproportionately few voting rights.

The Company consolidates entities that are VIEs when the Company determines it is the primary beneficiary. Generally, the primary beneficiary of a VIE is a reporting entity that has (a) the power to direct the activities that most significantly affect the VIE’s economic performance, and (b) the obligation to absorb losses of, or the right to receive benefits from, the VIE that could potentially be significant to the VIE.

Stichting Participatie DLV Plan Groep (the “foundation”) is a fund established by Delphy to acquire, manage and dispose Delphy’s shares. This foundation is classified as VIE and since Delphy has power to direct most of significant activities of foundation via the director and it has potential significant variable interest, the Foundation is consolidated by Delphy.

As of December 31, 2021, the Company determined that all other entities subject to the consolidation guidance applies voting interest model for consolidation.

These consolidated financial statements include the accounts of Delphy Groep and its subsidiaries:

Name of entity:	Country of Incorporation	Purpose	Date of Incorporation
Delphy Groep B.V.	Wageningen, The Netherlands	Parent Company	October 11, 2005
Delphy B.V.	Bennekom, The Netherlands	Consultancy, Projects, Research and Training	December 3, 2002
GreenQ Group B.V.	Bleiswijk, The Netherlands	Greenhouse complex for cultivation	September 9, 2005
Delphy Projects B.V.	Wageningen, The Netherlands	No major operation	January 12, 2001
Improvement Centre B.V.	Bleiswijk , The Netherlands	Greenhouse complex for cultivation	September 9, 2005
Aegisto B.V.	Meterik, The Netherlands	Research and Development in Agriculture and Fisheries (not biotechnological)	September 15, 2009
Stichting Participatie DLV Plan Groep	Wageningen, The Netherlands	Acquire, manage and dispose Delphy’s shares	December 6, 2011
Delphy Poland Sp. z.o.o	Warsaw, Poland	Consultancy and Research	May 12, 2014

The Company has the majority shareholdings in Delphy (Shanghai) Agriculture Technology Co. Ltd and Delphy Rwanda Ltd but not included in its consolidated figures. The collective significance of these companies is negligible on the whole of the Company.

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Functional and Reporting Currency

The functional currency for each entity included in these consolidated financial statements is the currency of the primary economic environment in which the entity operates. These consolidated financial statements are presented in Euro (“€”). Currency conversion to € is performed in accordance with ASC 830, Foreign Currency Matters.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include estimated transaction price of the Company’s revenue contracts; the useful lives of property, plant & equipment; allowances for doubtful accounts; deferred tax claims, inventories, equity method investments, and share-based compensation; and provision for employee benefit obligations, and other contingencies.

Concentration of Risk

Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of cash and cash equivalents and accounts receivable. As of December 31, 2021, and 2020, of the Company’s cash, cash equivalents, and restricted cash of €4,955,602 and €4,721,338 respectively, €42,631 and €42,631, respectively, was held in bank accounts with ABN Amro, Rabobank and ING which are large, creditworthy financial institutions. The Company has not experienced any losses on its deposits of cash and cash equivalents and believes that it is not exposed to any significant credit risk on cash.

Other Risk

The group assesses the financial risks per contract. The main risks relating to the group are set out in the financial statements. In addition to the financing of the ABN Amro of the real estate, the financing of the group mainly takes place with own resources that are sufficient so that no or hardly any interest or credit risks are incurred. The responsible transactions within the group almost all take place in Euros, so that there are hardly any currency risks.

3. SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

All highly liquid investments with an original maturity of three months or less at the date of purchase are considered cash equivalents. The Company’s cash equivalents balance consists primarily of cash on hand and bank balances.

Restricted cash

Restricted cash consists of funds that are contractually restricted as to usage or withdrawal due to a contractual agreement for a bank guarantee. The Company has presented restricted cash separately from cash and cash equivalents in the consolidated balance sheets.

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Trade Accounts Receivable, net

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions, reasonable, supportable forecast and the Company’s customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

Property, Plant and Equipment

Property, Plant and Equipment are initially recognized at acquisition cost or manufacturing cost, including any costs directly attributable to bringing the assets to the location and condition necessary for them to be capable of operating in the manner intended by the Company’s management. Property, Plant and Equipment are subsequently measured at cost less accumulated depreciation and impairment losses.

Depreciation is recognized on a straight-line basis to write down the cost less estimated residual value. The following useful lives are applied:

Useful Lives
Land	Indefinite
Buildings	5 years
Plant and machinery	7-11 years
Vehicles	3 years
Furniture and office equipment	3-7 years

Gains or losses arising on the disposal of property, plant and equipment are determined as the difference between the disposal proceeds and the carrying amount of the assets and are recognized in statement of comprehensive income within other income or other expenses.

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Expenditures for repairs and maintenance are charged to expense as incurred. Maintenance expenditures are only capitalized to the extent, such maintenance extends the useful life of the asset.

Intangible assets

Externally Acquired Software

Intangible assets which are acquired separately will be recognized at acquisition cost. Such cost includes the purchasing price (including any import duties and taxes) and the additional expenses like external legal expenses. After initial recognition, the acquired intangible assets are amortized on a straight-line basis over it’s useful live.

Internal-Use Software Development Costs

The Company capitalizes qualifying internal-use software development costs incurred during the application development stage for cloud-based application i.e., QMS. QMS is primarily used to deliver its services. Capitalization of costs begins when:

(i) the preliminary project stage is completed; and (ii) it is probable that the software will be completed and used for its intended purpose. Capitalization ceases when the software is substantially complete and ready for its intended use. Costs related to preliminary project activities and post-implementation operating activities are expensed as incurred.

Capitalized internal-use software development costs are included in intangible assets, net and amortized on a straight-line basis over their estimated useful lives. The amortization of capitalized internal-use software development costs is included in cost of services. As of December 31, 2021, and 2020, capitalized internal-use software development costs is not material and hence expensed in statement of comprehensive income under ‘Selling, general and administrative expense’.

Leases

The Company determines if a contract is or contains a lease at the inception of the contract and reassesses that conclusion if the contract is modified. All leases are assessed for classification as an operating lease or a capital lease. All leases that transfer substantially all the benefits and risk associated with the ownership of the leased property to the lessee are treated as capital leases. All leases that do not transfer substantially all such benefits and risks are treated as operating leases. The Company does not have any leases that are classified as capital leases as of December 31, 2021 or 2020.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. In order to determine if assets have been impaired, assets are grouped and tested at the lowest level for which identifiable independent cash flows are available (“asset group”). An impairment loss is recognized when the sum of projected undiscounted cash flows is less than the carrying value of the asset group. The measurement of the impairment loss to be recognized is based on the difference between the fair value and the carrying value of the asset group. Fair value can be determined using a market approach, income approach or cost approach. The reversal of impairment losses is prohibited. There were no impairments of long-lived assets for the years ended December 31, 2021 and 2020.

Revenue Recognition

The Company only has revenue from customers. The Company recognizes revenue when or as it satisfies performance obligations under the terms of its contracts, and control of its services is transferred to its customers in an amount that reflects the consideration the Company expects to receive from its customers in exchange for those services. This process involves identifying the customer contract, determining the performance obligations in the contract, determining the contract price, allocating the contract price to the distinct performance obligations in the contract, and recognizing revenue when or as the performance obligations have been satisfied. A performance obligation is considered distinct from other obligations in a contract when it (a) provides a benefit to the customer either on its own or together with other resources that readily available to the customer and (b) is separately identified in the contract.

Taxes assessed by a government authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from sales.

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The Company’s primary sources of revenue are advisory, research, trainings and subscriptions. The Company does not act as an agent in any of its revenue arrangements. Contracts with customers state the terms and conditions of the service. Payment terms and conditions may vary by contract type. In the advisory revenue stream payment usually takes place after the first site visit, whereas for the research revenue stream the first payment is expected directly after signing the contract. For trainings and subscriptions payment usually has to be made before the training or subscription takes place. As a result, the contracts do not include a significant financing component. In addition, contacts typically do not contain variable consideration as the contracts include stated prices. For these contracts revenue is recognized over time, as either the customer simultaneously receives and consumes the benefits provided by the Company’s performance as the entity performs or the entity’s performance does not create an asset with an alternative use to the entity and the entity has an enforceable right to payment for performance completed to date. Revenue is measured by the costs incurred to date relative to the estimated total costs to fulfill each contract (cost-to-cost method). Incurred costs represent work performed, which corresponds with, and thereby best depicts, the transfer of control to the customer. Contract costs include labor, depreciation and amortization, utilities and overhead.

The Company’s remaining source of revenue is the supply of goods. For these contracts revenue is recognized at a point in time as the performance obligation is satisfied once control of a product is transferred to a customer.

Contract Assets and Liabilities

Contract assets primarily represent revenue earnings over time for which the Company does not presently have an unconditional right to payment (generally not yet billable) based on the terms of the contracts. The Company does not have impairment losses associated with contracts with customers for the years ended December 31, 2021 and 2020.

Contract liabilities consist of fees invoiced or paid by the Company’s customers for which the associated performance obligations have not been satisfied and revenue has not been recognized based on the Company’s revenue recognition criteria described above.

Contract assets and contract liabilities are reported in a net position on an individual contract basis at the end of each reporting period. Contract assets are classified as current in the consolidated balance sheet when the Company expects to complete the related performance obligations and invoice the customers within one year of the balance sheet date, and as long-term when the Company expects to complete the related performance obligations and invoice the customers more than one year out from the balance sheet date. Contract liabilities are classified as current in the consolidated balance sheet when the revenue recognition associated with the related customer payments and invoicing is expected to occur within one year of the balance sheet date and as long-term when the revenue recognition associated with the related customer payments and invoicing is expected to occur in more than one year from the balance sheet date.

Cost of revenue

The Company classifies costs as cost of revenue if they are directly related to providing the service that generates revenue. These costs include direct costs such as labor and indirect costs such as utilities, depreciation and amortization and overhead.

Other income

Government Grant or Subsidies

The Company has multiple projects which are financed by government grants or subsidies. Grants that compensate the Group for expenses incurred are recognized in profit or loss as other income on a systematic basis in the periods in which the expenses are recognized, unless the conditions for receiving the grant are met after the related expenses have been recognized. In this case, the grant is recognized when it becomes receivable.

Foreign Currency Transactions

Transactions denominated in currencies other than the applicable functional currency are converted to the functional currency at the exchange rate on the transaction date. At period end, monetary assets and liabilities are remeasured to the reporting currency using exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are remeasured at historical exchange rates. Gains and losses resulting from foreign currency transactions are included in selling, general and administrative expenses.

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Fair value of Financial Instruments

The fair value of the Company’s financial asset or financial liability is determined in accordance with FASB ASC 820, “Fair Value Measurement,” which establishes a fair value hierarchy that prioritizes the assumptions (inputs) to valuation techniques used to price assets or liabilities that are measured at fair value. The hierarchy, as defined below, gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The guidance for fair value measurements requires that assets and liabilities measured at fair value be classified and disclosed in one of the following categories:

●	Level 1: Defined as observable inputs, such as quoted (unadjusted) prices in active markets for identical assets or liabilities.

●	Level 2: Defined as observable inputs other than quoted prices included in Level 1. This includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3: Defined as unobservable inputs to the valuation methodology that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities. Level 3 assets and liabilities include those whose fair value measurements are determined using pricing models, discounted cash flow methodologies or similar valuation techniques, as well as significant management judgment or estimation.

The fair value of the Company’s cash and cash equivalent, trade accounts receivable, account receivable from group companies, loan receivable, accounts payable and long-term debt approximates their carrying amounts.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Recently Adopted Accounting Standards

Effective January 1, 2021, the Company adopted ASU 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” ASU 2019-12 simplifies the accounting for income taxes by removing exceptions within the general principles of Topic 740 regarding the calculation of deferred tax liabilities, the incremental approach for intra-period tax allocation, and calculating income taxes in an interim period. In addition, the ASU adds clarifications to the accounting for franchise tax (or similar tax). which is partially based on income, evaluating tax basis of goodwill recognized from a business combination, and reflecting the effect of any enacted changes in tax laws or rates in the annual effective tax rate computation in the interim period that includes the enactment date. The adoption of this new guidance did not have a material impact to these financial statements.

Recently Issued Accounting Standards

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses”. The standard, including subsequently issued amendments, requires a financial asset measured at amortized cost basis, such as accounts receivable and certain other financial assets, to be presented at the net amount expected to be collected based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, and requires the modified retrospective approach. Early adoption is permitted. Based on the composition of the Company’s trade receivables and other financial assets, current market conditions, and historical credit loss activity, the Company is currently in the process of evaluating the impact of this guidance on our financial statements.

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In February 2016, the FASB issued ASU 2016-02, Leases, and has subsequently issued several supplemental and/or clarifying ASU’s (collectively, “Topic 842”), which requires a dual approach for lease accounting under which a lessee would account for leases as finance leases or operating leases. Both finance leases and operating leases may result in the lessee recognizing a right of use asset and a corresponding lease liability. For finance leases, the lessee would recognize interest expense and amortization of the right-of-use asset, and for operating leases, the lessee would recognize lease expense on a straight-line basis. This ASU is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years, and allows a modified retrospective approach. Early adoption is permitted. The Company is currently in the process of evaluating the impact of this guidance on its financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

4. OTHER CURRENT ASSETS

	December 31, 2021	December 31, 2020
Amount receivable from participating interests and group companies	€62,360	€61,099
Prepayments and accrued income	41,841	176,484
Dividend receivable	99,980	99,980
Loan receivable*	54,789	140,535
Tax receivable	68,186	32,557
Contract assets	3,605,535	3,933,889
Others	77,354	74,426
Total Other Current Asset	€4,010,045	€4,518,962

*6% interest is charged on the loan receivable. The fair value of loan receivable approximates the carrying value. For terms and conditions with related parties, refer to Note 15 - Related Party Transactions.

5. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:
	December 31, 2021	December 31, 2020
Land and building	€5,169,513	€4,867,507
Plant and machinery	4,638,034	3,241,969
Furniture and office equipment	519,828	401,272
Vehicles	30,450	30,450
Total Property, Plant and Equipment	10,357,825	8,541,198
Less: Accumulated depreciation	(5,718,038)	(5,431,544)
Total Property, Plant and Equipment, Net	€4,639,787	€3,109,654

Depreciation expense on property, plant and equipment, was €305,063 and €228,157 for the years ended December 31, 2021 and 2020, respectively. Depreciation expense is included in ‘Selling, general and administrative expense’ and ‘Cost of revenue’.

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6. EQUITY METHOD INVESTMENTS

(i) The following table shows the information about entities in which Company made equity method investments:

Name of entity:	Associate / Joint venture	Principal activities	Country of Incorporation	Proportion of ownership as of 31 December 2021	Proportion of ownership as of 31 December 2020
Delphy CVBA	Associate	Consulting company (agriculture)	Belgium	49.99%	49.99%
Delphy UK Ltd	Associate	Consulting company (agriculture)	United Kingdom	35.20%	35.20%
HAS Hortladvise	Associate	Consulting company (agriculture)	Denmark	30%	30%
Delphy Japan Co., Ltd.	Joint venture	Consulting company (agriculture)	Japan	50%	50%
Xplant.nl B.V.	Associate	Magazines & field demo days	The Netherlands	41%	41%

(ii) These consolidated financial statements include the carrying amount of equity method investments as at December 31, 2021:

	Carrying amount as	Carrying amount as
Name of entity:	at December 31, 2021	at December 31,2020
Delphy CVBA	€74,198	€81,260
Delphy UK Ltd	110,008	92,970
HAS Hortladvise	184,772	312,689
Delphy Japan Co., Ltd.	162,933	118,786
Xplant.nl B.V.	9,998	1
Other*	2	24,015
Total	€541,911	€629,721

*The Company has the majority shareholdings in Delphy (Shanghai) Agriculture Technology Co. Ltd and Delphy Rwanda Ltd but not included in its consolidated figures. The collective significance of these companies is negligible on the whole of the Company.

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(iii) Summary combined financial information for the Equity method investment companies as of and for the years ended December 31, 2021 and 2020 follows:

	Delphy CVBA Hortladvise			Delphy UK Ltd			HAS
	2021		2020	2021		2020	2021		2020
Financial position:	€			€			€
Current assets		431,313	493,542		477,860	467,148		1,179,249	2,106,540

Property, plant, and equipment,net		3,101	2,430		1,386	1,715		30,926	-
Other assets		150	6,350		-	-		5.378	36,688
Total Assets		434,564	502,322		479,246	468,863		1,215,553	2,143,228
Current liabilities		286,137	339,769		166,460	204,418		599,645	1,005,513
Long-term debt		-	-		263	326			95,417
Total liabilities		286,137	339,769		166,724	204,744		599,645	1,100,930
Stockholders’ equity		148,427	162,553		312,522	264,119		615,908	1,042,298

Total liabilities and stockholders’ equity		€434,564	502,322		€479,246	468,863		€1,215,553	2,143,228

Results of operations:
Sales		668,378	667,302		1,193,836	1,087,253		3,992,526	3,688,977
Operating income		230,419	191,348		179,948	140,131		140,840	(148,930)
Net income		185,874	135,680		145,357	113,251		110,907	(116,056)

	Delphy Japan Co., Ltd.			Xplant.nl B.V.
	2021		2020	2021		2020
Financial position:	€			€
Current assets		418,246	357,950		119,823	161,228
Property, plant, and equipment, net		2,908	308		1,460	1,960
Other assets		2,996	3,188		684	-
Total Assets		424,150	361,446		121,967	163,188
Current liabilities		97,118	108,745		91,290	143,762
Long-term debt		-	-		6,000	12,000
Total liabilities		97,118	108,745		97,290	155,762
Stockholders’ equity		327,032	252,701		24,677	7,426
Total liabilities and stockholders’
Equity		€424,150	361,446		€121,967	163,188

Results of operations:
Sales		579,831	713,023		390,339	318,765
Operating income		101,190	108,814		15,875	(1,891)
Net income		94,211	76,543		17,351	1,686

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7. OTHER RECEIVABLES

The Company’s other receivables consisted of the following:

	December 31, 2021	December 31, 2020
Loan to stockholders^	€94,583	€101,394
Loan to third parties*	16,408	43,257
Deferred tax claims	34,059	33,351
Loan receivable**	4,000	4,000
Total Other Receivable	€149,050	€182,002

^An interest of the 12-month Euribor plus 0.5% is charged on the receivables from stockholder. The terms vary from January 31, 2028, to January 31, 2031. The fair value of this Loan to Stockholder approximates the carrying value.

*The loans to third parties concern an interest-free loan to the lease company to finance the company’s vehicle fleet. The fair value of this loan to third parties approximates the carrying value.

**No interest is charged on the receivables.

For terms and conditions with related parties, refer to Note 15 - Related Party Transactions.

8. ACCOUNTS PAYABLE AND OTHER CURRENT LIABILITIES

The Company’s accrued and other current liabilities consisted of the following:

	December 31, 2021	December 31, 2020
Accounts payable	€1,722,521	€1,372,145
Accrued expenses	3,259,526	2,997,082
Contract liability	4,100,133	3,773,132
Total Accounts payable and Other Current Liabilities	€9,082,180	€8,142,359

9. LONG TERM DEBT

Long-term debt as of December 31, 2021 and 2020 consists of the following:

	December 31, 2021	December 31, 2020
2.3% Loan payable (€1,000,000 principal) in quarterly installments of €50,000 including interest, with final payment of €50,000 (1 January), 2026^.	€850,000	€337.988
1.2% Loan payable (€1,100,000 principal) payable at end of term, including interest, with final payment of €1,100,000 (1 July), 2026*.	1,100,000	1.100.000
Total Long-Term Debt	€1,950,000	€1.437.988
Less:
Current installments of long-term debt	200,000	150.000

Long-Term Debt, Excluding Current Installments	€1,750,000	€1.287.988

^ Conditions:

Lender: ABN AMRO Bank N.V. Principal amount: €1,000,000

Repayment: €50,000 on the first day of each quarter Interest: 2.3%

Fair value of this long-term debt approximates the carrying value

43

* Conditions:

Lender: ABN AMRO Bank N.V. Principal amount: €1,100,000

Repayment: full repayment at the end of the term Interest: 3 months Euribor + 1.2%

Fair value of this long-term debt approximates the carrying value

The following securities have been provided:

- A bank mortgage, first in rank, amounting to € 5,000,000 on the untaxed registered property located in Hazerwoude, Dijkgraafweg and Bleiswijk, Violierenweg;

- A pledge on stocks;

- A pledge on company inventory;

- A pledge on claims.

10. OTHER LIABILITIES

The Company’s other liabilities consisted of the following:

	December 31, 2021	December 31, 2020
Long term provision for jubilee bonuses	€186,375	€196,640
Total Other Non-Current Liabilities	€186,375	€196,640

11. SHARE CAPITAL

Authorized and Issued share capital

As of December 31, 2021, and 2020, the Company was authorized to issue 18,000 ordinary shares with a par value of €1.00 per share. There were 18,000 shares issued and outstanding as of December 31, 2021 and 2020. Of the ordinary shares outstanding as of December 31, 2021 and 2020, nil shares were non-voting.

Holders of common stock are entitled to one vote per share, and to receive dividends and, upon liquidation or dissolution, are entitled to receive all assets available for distribution to stockholders. The holders have no preemptive or other subscription rights and there are no redemption or sinking fund provisions with respect to such shares. Common stock is subordinate to the preferred stock with respect to dividend rights and rights upon liquidation, winding up and dissolution of the Company.

Treasury stock

Treasury shares are accounted for directly in equity, with treasury shares held for reissue presented as a deduction from equity and any difference between the purchase price and reissue proceeds does not impact income. On reissue, the classification within equity of gains or losses on share transactions differs based on the comparison of proceeds received to original cost. If the proceeds from the sale of the treasury shares are greater than the cost of the shares sold, then the entity recognizes the excess proceeds as additional paid-in capital. If the proceeds from the sale of the treasury shares are less than the original cost of the shares sold, then, generally, the excess cost first reduces any additional paid-in capital arising from previous sales of treasury shares, and any remaining excess is recognized as a reduction of retained earnings.

Noncontrolling interest

Noncontrolling interests’ share of equity equals the carrying amounts of net assets in undertakings not owned Delphy Groep B.V. and its subsidiaries. The noncontrolling interest share of equity consists of the 15% of the shares not owned by Delphy Groep B.V. and its subsidiaries.

Stockholder Agreements with employees

All stockholders of Delphy Groep B.V. are employees of Delphy B.V. Under the stockholder agreement, employees with certain functions are allowed to become stockholder in Delphy under certain conditions. The employees acquire the shares either as natural person or through personal holdings.

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Certain employees with proven performance from associates are allowed to become stockholder of the relevant legal entity. As of December 31, 2021 and 2020, employees from Delphy Poland Sp. z.o.o., Delphy UK Ltd. and HortiAdvice Scandinavia A/S have shares of the relevant legal entity.

Under all stockholder agreements with employees, the purchase price is determined by a stated formula which takes a multiple of the annual profit over the last three financial years and the relative share of the employee in the issued capital into account. Employees acquire shares on the same terms and formula price available to all other employees holding the same class of stock. In this case the transaction is not compensatory. The formula price represents the relevant transaction price for those shares and the transaction is the sale of a share of stock at that price. Consequently, no compensation is recorded as share- based payment.

12. REVENUE

The Company generates revenue primarily from the provision of services, conducting research for customers and other services (trainings and subscriptions). In the following table, revenue from contracts with customers is disaggregated by major service lines and timing of revenue recognition. The table also includes revenue from the major business lines.

	December 31, 2021	December 31, 2020
Advisory services	€11,400,825	€10,810,597
Research	2,730,588	2,587,762
Other	2,417,358	2,290,916
	€16,548,771	€15,689,275

Contract balances

The following table provides information about receivables, contract assets and contract liabilities from contracts with customers.

	December 31, 2021	December 31, 2020
Trade accounts receivable	€3,341,772	€3,166,089
Contract asset	3,605,535	3,933,889
Contract liability	4,100,133	3,773,132

The contract assets primarily relate to the Company’s rights to consideration for work performed but not billed at the reporting date on research projects. The amount of contract assets during the period ended 31 December 2021 was not impacted by an impairment charge. The contract assets are transferred to receivables when the rights become unconditional. This usually occurs when the Group issues an invoice to the customer.

The contract liabilities primarily relate to fees received by the Company for which the associated performance obligations have not been satisfied and revenue has not been recognized.

13.	OTHER INCOME

The Company has multiple projects which are financed by government grants. In 2020 the Company received Noodmaatregel Overbrugging Werkgelegenheid (NOW) subsidy, which is a temporary emergency COVID-19 support for employment expenses. The table below shows an overview of the subsidy income recognized from various governmental organizations.

	December 31, 2021	December 31, 2020
Government grants	€7,044,325	€6,607,488
NOW	-	554,940
Other	12,064	48,445
Cost of government grants	(5,642,360)	(4,928,962)
	€1,414,029	€2,281,911

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14.	INCOME TAXES

Income taxes

Total income before income taxes for the years ended December, 31, 2021 and 2020 were allocated as follows:

	December 31, 2021	December 31, 2020
Income from continuing operations	€1,624,217	€1,609,007
Income (loss) from discontinued operations	-	-
	€1,624,217	€1,609,007

For the years ended December, 31, 2021 and 2020, income from continuing operations before taxes consists of the following:

	December 31, 2021	December 31, 2020
Domestic	€1,599,108	€1,563,494
Foreign	25,109	45,513
	€1,624,217	€1,609,007

Income tax expense attributable to income from continuing operations consists of:

	December 31, 2021	December 31, 2020
Current	€(321,903)	€(353,709)
Deferred tax movement	708	(5,300)
	€(321,195)	€(359,009)

Deferred income taxes

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2021 and 2020 are presented below.

	December 31, 2021	December 31, 2020
Deferred tax assets:
Provisions	€19,838	€20,053
Fixed assets	14,221	13,298
Total gross deferred tax assets	€34,059	€33,351
Less valuation allowance	-	-
Net deferred tax assets	€34,059	€33,351
Deferred tax liabilities:
Total gross deferred liabilities	€-	€-
Net deferred tax assets	€34,059	€33,351

The Company determines its valuation allowance on deferred tax assets by considering both positive and negative evidence in order to ascertain whether it is more likely than not that deferred tax assets will be realized. The realization of deferred tax assets is dependent upon the generation of future taxable income, which is uncertain.

The Company believes that it is more likely than not that all of the deferred tax assets will be realized; accordingly, the Company has recorded no valuation allowance on its net deferred tax assets as of December 31, 2021 and 2020.

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15.	RELATED PARTY TRANSACTIONS

Related party transactions and balances are set out in below tables:

	December 31, 2021	December 31, 2020
Revenue:
Delphy CVBA	€35,400	€29,489
Delphy Japan Co., Ltd.	37,777	60,085
Delphy UK Ltd	136,685	103,362
Delphy (Shanghai) Agriculture Technology Co., Ltd[2]	-	157,100
	€209,861	€350,036
Purchase transactions:
Delphy CVBA	€57,691	€48,108
Delphy UK Ltd	4,590	-
Latia Agribusiness Solutions	-	10,001
Delphy Japan Co., Ltd.	-	5,023
	€62,281	€63,132

	December 31, 2021		December 31, 2020
Amount receivable from Group Companies:	€		€
Delphy Japan Co., Ltd.		1,127		887
Delphy Rwanda Ltd[2]		4,885		6,074
Delphy (Shanghai) Agriculture Technology Co., Ltd[2]		56,348		54,138
		€62,360		€61,099

	December 31, 2021		December 31, 2020
Receivables from stockholders and equity method investees:	€		€
Loan to stockholders		94,583		101,394
		€94,583		€101,394

16. EMPLOYEE PLAN

The Company has Stichting pensioenfonds ABP and Rabobank Pensioenfonds both are currently classified as defined contribution plan. The premiums owed for the year under review for such plans are recognized as an expense.

The premiums are recognized as expense as soon as they are due. Prepaid premiums are recognized as accrued income if this leads to a refund or a reduction in future payments. Premiums not yet paid are included in the balance sheet as a liability.

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17.	COMMITMENTS AND CONTINGENCIES

Lease commitments

The Company has entered into operational lease obligation up to and including 2031, of which the obligations are set out in below tables:

Rental Building	Future Minimum Lease Payments
2022	€272,403
2023	259,459
2024	208,762
2025	185,744
2026 and beyond	741,626
Total future minimum lease payments – facilities	€1,667,994

Company cars:	Future Minimum Lease Payments
2022	€530,792
2023	361,687
2024	195,923
2025	51,874
2026 and beyond	-

Total future minimum lease payments - company cars	€1,140,276

Contingencies

Other liability

With regard to the foreign participation in Serbia and Bosnia, no data has been received with regard to the performance in the past financial year. The participation does not carry out any activities. Depending on local country requirements, Delphy Groep B.V. can be held liable for any negative capital in said participation. The magnitude of such a claim cannot be reasonably estimated. As of December 31, 2021, no such claim has been made.

Guarantees

Credit facility

GreenQ Group B.V., Improvement Centre B.V., Delphy Groep B.V., Delphy B.V. and Delphy Projects B.V. have a joint credit facility. The companies are jointly and severally liable for the credit facility.

The credit facility consists of one loan with a principal amount of €1,000,000 one loan with a principal amount of €1,100,000 and a combination facility of €750,000.

The following securities have been provided:

- A bank mortgage, first in rank, amounting to €5,000,000 on the untaxed registered property located in Hazerwoude, Dijkgraafweg and Bleiswijk, Violierenweg;

- A pledge on stocks;

- A pledge on company inventory;

- A pledge on claims.

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18.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through August 31, 2022 the date on which these financial statements were available to be issued, to ensure that this filing includes appropriate disclosure of events both recognized in the financial statements as of December 31, 2021, and events which occurred subsequent to December 31, 2021, but were not recognized in the financial statements. Except as disclosed below, there were no events that required recognition, adjustment to or disclosure in the financial statements.

On February 8, 2022, in preparation of the acquirement by Agriforce, the Company retired the 2,608 common shares in treasury stock. The accounts impacted by this retirement are common stock, treasury stock and retained earnings.

On February 10, 2022, the Company signed a definitive agreement to be acquired by Agriforce a Canada based Nasdaq listed company through a combination of cash and stock deal.

49

Delphy Groep B.V.

Unaudited Condensed Consolidated Interim Financial Statements

As of June 30, 2022 and December 31, 2021 and for the six months ended June 30, 2022 and 2021

50

51

DELPHY GROEP B.V., WAGENINGEN

CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS

(Expressed in EURO)

	Note	June 30, 2022 (Unaudited)	December 31, 2021

ASSETS

Current
Cash and cash equivalents		€1,711,563	€4,955,602
Restricted cash		42,631	42,631
Trade accounts receivable, less allowance for doubtful accounts of €32,141 in 2022 and €32,029 in 2021		2,433,672	3,341,772
Inventories		17,727	17,727
Other current assets	4	5,679,263	4,010,045
Total current assets		9,844,856	12,367,777
Non-current
Other receivables	6	160,213	149,050
Equity method investments		741,989	541,911
Property, plant and equipment, net	5	4,595,985	4,639,787
Intangible assets		7,530	9,911
Operating lease right-of-use asset		3,145,037	-
Total assets		€18,535,610	€17,708,436

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current
Accounts payable and other current liabilities	7	€6,914,297	€9,082,180
Lease liabilities - current		680,815	-
Current installments of long-term debt	8	200,000	200,000
Income taxes payable		-	78,452
Total current liabilities		7,795,112	9,360,632
Non-current
Lease liabilities – non-current		2,464,221	-
Long-term debt	8	1,650,000	1,750,000
Other liabilities		180,277	186,375
Total liabilities		12,089,610	11,297,007
Commitments and contingencies	14

Stockholders’ equity
Common shares, €1 par value per share, 18,000 shares issued and outstanding at June 30, 2022, and December 31, 2021, respectively	9	15,392	18,000
Treasury stock		-	(921,878)
Additional paid-in capital		286,108	286,108
Retained earnings		6,120,593	7,005,538
Accumulated other comprehensive loss		(3,694)	(3,916)
Total equity attributable to Delphy Groep B.V. and its subsidiaries		6,418,399	6,383,852
Noncontrolling interest		27,601	27,577
Total stockholders’ equity		6,446,000	6,411,429

Total liabilities and stockholders’ equity		€18,535,610	€17,708,436

The accompanying notes are an integral part of these unaudited condensed consolidated interim financial statements.

52

DELPHY GROEP B.V., WAGENINGEN

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (unaudited)

(Expressed in EURO)

For the six months ended June 30, 2022 and 2021

	Note	2022	2021

Revenue
Revenue	10	€8,648,108	€6,704,897
Cost of revenue		(3,269,088)	(2,258,183)
Gross profit		5,379,020	4,446,714

Selling, general and administrative expense		(5,412,435)	(4,536,600)
Operating income		(33,415)	(89,886)

Other expense / (income)
Other income, net	11	(78,451)	(349,713)
Interest income		11,196	60
Interest expense		(94,307)	(22,396)
Income of equity method investees		200,079	127,312
Income before income taxes		5,102	(334,623)

Income tax expense		29,247	69,920
Net income		34,349	(265,333)

Net income attributable to non-controlling interest		(24)	(7,644)
Net income attributable to Delphy Groep B.V. and its subsidiaries		34,325	(272,977)

Foreign currency translation adjustments		222	1,669
Net comprehensive income Delphy Groep B.V. and its subsidiaries		€34,547	€(271,308)

The accompanying notes are an integral part of these unaudited condensed consolidated interim financial statements.

53

DELPHY GROEP B.V., WAGENINGEN

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (unaudited)

(Expressed in EURO, except share numbers)

	Common stock		Treasury stock
	# of Shares	Amount	# of Shares	Amount	Additional paid-in-capital	Retained earnings	Accumula-ted other comprehensive income (loss)	Total equity attributable to Delphy Groep B.V. and its subsidiaries	Non controlling interest	Total Stockholders’ Equity
Balances as of January 1, 2021	18,000	€18,000	539	€(139,081)	€286,108	€6,096,469	€(4,379)	€6,257,117	€30,241	€6,287,358
Shares repurchase	-	-	935	(353,767)	-	-	-	(353,767)	-	(353,767)
Net income	-	-	-	-	-	(272,977)	-	(272,977)	7,644	(265,333)
Foreign currency translation	-	-	-	-	-	-	1,669	1,669	-	1,669
Balances as of June 30, 2021	18,000	€18,000	1,474	€(492,848)	€286,108	€5,823,492	€(2,710)	€5,632,042	€37,885	€5,669,927
Shares repurchase	-	-	1,134	(429,030)	-	-	-	(429,030)	-	(429,030)
Net income	-	-	-	-	-	1,571,865	-	1,571,865	(3,510)	1,568,355
Foreign currency translation	-	-	-	-	-	-	(1,206)	(1,206)	-	(1,206)
Dividends	-	-	-	-	-	(389,819)	-	(389,819)	(6,798)	(396,617)
Balances as of December 31, 2021	18,000	€18,000	2,608	€(921,878)	€286,108	€7,005,538	€(3,916)	€6,383,852	€27,577	€6,411,429
Share retirement	(2,608)	(2,608)	(2,608)	921,878	-	(919,270)	-	-	-	-
Net income	-	-	-	-	-	34,325	-	34,325	24	34,349
Foreign currency translation	-	-	-	-	-	-	222	222	-	222
Balances as of June 30, 2022	15,392	€15,392	-	€-	€286,108	€6,120,593	€(3,694)	€6,418,399	€27,601	€6,446,000

The accompanying notes are an integral part of these unaudited condensed consolidated interim financial statements.

54

DELPHY GROEP B.V., WAGENINGEN

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS (unaudited)

(Expressed in EURO)

For the six months ended June 30, 2022 and 2021

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	€34,349	€(265,333)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	232,088	108,444
Net change of right-of-use assets	162,842	-
Provision for jubilee bonuses	(6,098)	-
Net change in allowance for doubtful accounts	112	(279,664)
Equity in income of equity method investees	(200,079)	(127,312)
Foreign exchange transaction	1	8,179
Changes in operating assets and liabilities:
Decrease (increase) in trade accounts receivable	907,987	1,787,569
Decrease (increase) in other current assets	(441,798)	(406,174)
Decrease (increase) in other receivables	(11,163)	(4,013)
Increase (decrease) in accounts payable and accrued liabilities	(2,648,446)	(389,739)
Increase (decrease) of lease liabilities	(162,842)	-
Decrease (increase) in contract assets/liabilities	(746,857)	(664,722)
Increase (decrease) in income tax payable	(78,452)	(25,602)
Net cash used in operating activities	€(2,958,356)	€(258,367)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property, plant & equipment	(185,905)	(1,032,459)
Acquisition of intangibles assets	-	(22,522)
Dividend received	-	152,256
Net cash used in investing activities	€(185,905)	€(902,725)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from debt to credit institutions	-	662,012
Principal payments on debt to credit institutions	(100,000)	(50,000)
Payments to acquire treasury stock	-	(353,767)
Net cash (used in) provided by financing activities	€(100,000)	€258,245

Effect of exchange rate changes on cash	222	1,669
Change in cash and cash equivalents	(3,244,261)	(902,847)
Cash and cash equivalents at beginning of period	€4,955,602	€4,721,338
Cash and cash equivalents at end of period	€1,711,563	€3,820,160

Change in restricted cash	-	-
Restricted cash at beginning of period	€42,631	€42,631
Restricted cash at end of period	€42,631	€42,631

The accompanying notes are an integral part of these unaudited condensed consolidated interim financial statements.

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NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (unaudited)

For the six months ended December 31, 2021 and 2020

(Expressed in EURO, except where noted)

1.	BUSINESS OVERVIEW

Delphy Groep B.V., Wageningen (the “Company” or “Delphy”) is a Netherland based company and was incorporated as a private company by Articles of Incorporation issued pursuant to the provisions of the Dutch Civil Code on October 11, 2005. The Company’s registered and records office address is at Agro Business Park 5, in Wageningen, the Netherlands and is registered at the chamber of commerce under number 09154407.

The activities of Delphy Groep B.V. and its group companies (“the Company”) mainly focus on the entrepreneurs in the primary sector and agribusiness partners, both nationally and internationally. Advisors in tree cultivation, pot and bedding plant cultivation, greenhouse vegetables, floriculture, fruit cultivation, strawberry cultivation, field vegetable cultivation, cut flowers, arable farming, flower bulbs and other vegetable sectors, are the confidential advisors on the farm of the agricultural entrepreneur.

The two subsidiaries GreenQ Group B.V. and Improvement Centre B.V. operate a modern greenhouse complex, in which new cultivation concepts and technical installations from all parts of the world are developed, tested and demonstrated.

2.	BASIS OF PREPARATION

Basis of Presentation

The accompanying unaudited condensed consolidated interim financial statements (the “interim financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and should be read in conjunction with the audited financial statements and the related notes thereto for the years ended December 31, 2021 and 2020, included elsewhere in this proxy statement.

In the opinion of management, the accompanying unaudited condensed interim financial statements contain all adjustments which are necessary to state fairly the Company’s financial position as of June 30, 2022, and the results of its operations and cash flows for the six months ended June 30, 2022 and 2021. Such adjustments are of a normal and recurring nature. The results for the six months ended June 30, 2022, are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2022, or for any future period.

Principles of Consolidation

The accompanying consolidated interim financial statements include the accounts of Delphy and its majority-owned subsidiaries (collectively, the Company). All significant intercompany balances and transactions have been eliminated in consolidation.

The Company accounts for investments in which it has significant influence but not a controlling financial interest using the equity method of accounting.

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These consolidated interim financial statements include the accounts of Delphy Groep and its subsidiaries:

Name of entity:	Country of Incorporation	Purpose	Date of Incorporation
Delphy Groep B.V.	Wageningen, The Netherlands	Parent Company	October 11, 2005
Delphy B.V.	Bennekom, The Netherlands	Consultancy, Projects, Research and Training	December 3, 2002
GreenQ Group B.V.	Bleiswijk, The Netherlands	Greenhouse complex for cultivation	September 9, 2005
Delphy Projects B.V.	Wageningen, The Netherlands	No major operation	January 12, 2001
Improvement Centre B.V.	Bleiswijk , The Netherlands	Greenhouse complex for cultivation	September 9, 2005
Aegisto B.V.	Meterik, The Netherlands	Research and Development in Agriculture and Fisheries (not biotechnological)	September 15, 2009
Stichting Participatie DLV Plan Groep	Wageningen, The Netherlands	Acquire, manage and dispose Delphy’s shares	December 6, 2011
Delphy Poland Sp. z.o.o	Warsaw, Poland	Consultancy and Research	May 12, 2014

The Company has the majority shareholdings in Delphy (Shanghai) Agriculture Technology Co. Ltd and Delphy Rwanda Ltd but not included in its consolidated interim figures. The collective significance of these companies is negligible on the whole of the Company.

Use of Estimates

The preparation of consolidated interim financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated interim financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include estimated transaction price of the Company’s revenue contracts; the useful lives of property, plant & equipment; allowances for doubtful accounts; deferred tax claims, inventories, equity method investments, and share-based compensation; and provision for employee benefit obligations, and other contingencies.

Concentration of Risk

Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of cash and cash equivalents and accounts receivable. As of June 30 2022, and December 31, 2021, of the Company’s cash, cash equivalents, and restricted cash of €1,711,563 and €4,955,602 respectively, €42,631 and €42,631, respectively, was held in bank accounts with ABN Amro, Rabobank and ING which are large, creditworthy financial institutions. The Company has not experienced any losses on its deposits of cash and cash equivalents and believes that it is not exposed to any significant credit risk on cash.

Other Risk

The group assesses the financial risks per contract. The main risks relating to the group are set out in the interim financial statements. In addition to the financing of the ABN Amro of the real estate, the financing of the group mainly takes place with own resources that are sufficient so that no or hardly any interest or credit risks are incurred. The responsible transactions within the group almost all take place in Euros, so that there are hardly any currency risks.

3.	SIGNIFICANT ACCOUNTING POLICIES

This section should be read in conjunction with the audited financial statements and the related notes thereto for the years ended December 31, 2021 and 2020, included elsewhere in this proxy statement.

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Trade Accounts Receivable, net

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions, reasonable, supportable forecast and the Company’s customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

Leases

The Company determines if a contract is or contains a lease at the inception of the contract and reassesses that conclusion if the contract is modified. All leases are assessed for classification as an operating lease or a capital lease. All leases that transfer substantially all the benefits and risk associated with the ownership of the leased property to the lessee are treated as capital leases. All leases that do not transfer substantially all such benefits and risks are treated as operating leases. The Company does not have any leases that are classified as capital leases as of June 30, 2022, and December 31, 2021.

Revenue Recognition

The Company only has revenue from customers. The Company recognizes revenue when or as it satisfies performance obligations under the terms of its contracts, and control of its services is transferred to its customers in an amount that reflects the consideration the Company expects to receive from its customers in exchange for those services. This process involves identifying the customer contract, determining the performance obligations in the contract, determining the contract price, allocating the contract price to the distinct performance obligations in the contract, and recognizing revenue when or as the performance obligations have been satisfied. A performance obligation is considered distinct from other obligations in a contract when it (a) provides a benefit to the customer either on its own or together with other resources that readily available to the customer and (b) is separately identified in the contract.

Taxes assessed by a government authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from sales.

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The Company’s primary sources of revenue are advisory, research, trainings and subscriptions. The Company does not act as an agent in any of its revenue arrangements. Contracts with customers state the terms and conditions of the service. Payment terms and conditions may vary by contract type. In the advisory revenue stream payment usually takes place after the first site visit, whereas for the research revenue stream the first payment is expected directly after signing the contract. For trainings and subscriptions payment usually has to be made before the training or subscription takes place. As a result, the contracts do not include a significant financing component. In addition, contacts typically do not contain variable consideration as the contracts include stated prices. For these contracts revenue is recognized over time, as either the customer simultaneously receives and consumes the benefits provided by the Company’s performance as the entity performs or the entity’s performance does not create an asset with an alternative use to the entity and the entity has an enforceable right to payment for performance completed to date. Revenue is measured by the costs incurred to date relative to the estimated total costs to fulfill each contract (cost-to-cost method). Incurred costs represent work performed, which corresponds with, and thereby best depicts, the transfer of control to the customer. Contract costs include labor, depreciation and amortization, utilities and overhead.

The Company’s remaining source of revenue is the supply of goods. For these contracts revenue is recognized at a point in time as the performance obligation is satisfied once control of a product is transferred to a customer.

Contract Assets and Liabilities

Contract assets primarily represent revenue earnings over time for which the Company does not presently have an unconditional right to payment (generally not yet billable) based on the terms of the contracts. The Company does not have impairment losses associated with contracts with customers for the six months ended June 30, 2022 and 2021.

Contract liabilities consist of fees invoiced or paid by the Company’s customers for which the associated performance obligations have not been satisfied and revenue has not been recognized based on the Company’s revenue recognition criteria described above.

Contract assets and contract liabilities are reported in a net position on an individual contract basis at the end of each reporting period. Contract assets are classified as current in the consolidated balance sheet when the Company expects to complete the related performance obligations and invoice the customers within one year of the balance sheet date, and as long-term when the Company expects to complete the related performance obligations and invoice the customers more than one year out from the balance sheet date. Contract liabilities are classified as current in the consolidated balance sheet when the revenue recognition associated with the related customer payments and invoicing is expected to occur within one year of the balance sheet date and as long-term when the revenue recognition associated with the related customer payments and invoicing is expected to occur in more than one year from the balance sheet date.

Cost of revenue

The Company classifies costs as cost of revenue if they are directly related to providing the service that generates revenue. These costs include direct costs such as labor and indirect costs such as utilities, depreciation and amortization and overhead.

Other income

Government Grant or Subsidies

The Company has multiple projects which are financed by government grants or subsidies. Grants that compensate the Group for expenses incurred are recognized in profit or loss as other income on a systematic basis in the periods in which the expenses are recognized, unless the conditions for receiving the grant are met after the related expenses have been recognized. In this case, the grant is recognized when it becomes receivable.

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Fair value of Financial Instruments

The fair value of the Company’s financial asset or financial liability is determined in accordance with FASB ASC 820, “Fair Value Measurement,” which establishes a fair value hierarchy that prioritizes the assumptions (inputs) to valuation techniques used to price assets or liabilities that are measured at fair value. The hierarchy, as defined below, gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The guidance for fair value measurements requires that assets and liabilities measured at fair value be classified and disclosed in one of the following categories:

●	Level 1: Defined as observable inputs, such as quoted (unadjusted) prices in active markets for identical assets or liabilities.

●	Level 2: Defined as observable inputs other than quoted prices included in Level 1. This includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3: Defined as unobservable inputs to the valuation methodology that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities. Level 3 assets and liabilities include those whose fair value measurements are determined using pricing models, discounted cash flow methodologies or similar valuation techniques, as well as significant management judgment or estimation.

The fair value of the Company’s cash and cash equivalent, trade accounts receivable, account receivable from group companies, loan receivable, accounts payable and long-term debt approximates their carrying amounts.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

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Recently Adopted Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases, and has subsequently issued several supplemental and/or clarifying ASU’s (collectively, “Topic 842”), which requires a dual approach for lease accounting under which a lessee would account for leases as finance leases or operating leases. Both finance leases and operating leases may result in the lessee recognizing a right of use asset and a corresponding lease liability. For finance leases, the lessee would recognize interest expense and amortization of the right-of-use asset, and for operating leases, the lessee would recognize lease expense on a straight-line basis. This ASU is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years, and allows a modified retrospective approach. Early adoption is permitted. The Company is currently in the process of evaluating the impact of this guidance on its interim financial statements. Refer to Note 13 Leases.

Upon adoption of Topic 842 effective January 1, 2022, we recognized operating lease liabilities of €3,307,879 and corresponding right-of-use (“ROU”) assets of €3,307,879.

Recently Issued Accounting Standards

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses”. The standard, including subsequently issued amendments, requires a financial asset measured at amortized cost basis, such as accounts receivable and certain other financial assets, to be presented at the net amount expected to be collected based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, and requires the modified retrospective approach. Early adoption is permitted. Based on the composition of the Company’s trade receivables and other financial assets, current market conditions, and historical credit loss activity, the Company is currently in the process of evaluating the impact of this guidance on our interim financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated interim financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

4.	OTHER CURRENT ASSETS

	June 30, 2022	December 31, 2021
Amount receivable from participating interests and group companies	€62,360	€62,360
Prepayments and accrued income	401,799	41,841
Dividend receivable	-	99,980
Loan receivable*	40,233	54,789
Tax receivable	94,562	68,186
Contract assets	4,832,955	3,605,535
Others	247,354	77,354
Total Other Current Asset	€5,679,263	€4,010,045

*6% interest is charged on the loan receivable. The fair value of loan receivable approximates the carrying value.

For terms and conditions with related parties, refer to Note 12 - Related Party Transactions.

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5.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	June 30, 2022	December 31, 2021
Land and building	€5,225,959	€5,169,513
Plant and machinery	5,017,649	4,638,034
Furniture and office equipment	269,672	519,828
Vehicles	30,450	30,450
Total Property, Plant and Equipment	10,543,730	10,357,825
Less: Accumulated depreciation	(5,947,745)	(5,718,038)
Total Property, Plant and Equipment, Net	€4,595,985	€4,639,787

Depreciation expense on property, plant and equipment, was €229,707 and €94,749 for the six months ended June 30, 2022 and 2021, respectively. Depreciation expense is included in ‘Selling, general and administrative expense’ and ‘Cost of revenue’.

6.	OTHER RECEIVABLES

The Company’s other receivables consisted of the following:

	June 30, 2022	December 31, 2021
Loan to stockholders^	€94,583	€94,583
Loan to third parties*	27,571	16,408
Deferred tax claims	34,059	34,059
Loan receivable**	4,000	4,000
Total Other Receivable	€160,213	€149,050

^An interest of the 12-month Euribor plus 0.5% is charged on the receivables from stockholder. The terms vary from January 31, 2028, January 31, 2031 or indefinitely. The fair value of this Loan to Stockholder approximates the carrying value.

*The loans to third parties concern an interest-free loan to the lease company to finance the company’s vehicle fleet. The fair value of this loan to third parties approximates the carrying value.

**No interest is charged on the receivables.

For terms and conditions with related parties, refer to Note 12 - Related Party Transactions.

7.	ACCOUNTS PAYABLE AND OTHER CURRENT LIABILITIES

The Company’s accrued and other current liabilities consisted of the following:

	June 30, 2022	December 31, 2021
Accounts payable	€1,065,200	€1,722,521
Accrued expenses	1,268,401	3,259,526
Contract liability	4,580,696	4,100,133
Total Accounts payable and Other Current Liabilities	€6,914,297	€9,082,180

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8.	LONG TERM DEBT

Long-term debt as of June 30, 2022, and December 31, 2021 consists of the following:

	June 30, 2022	December 31, 2021
2.3% Loan payable (€1,000,000 principal) in quarterly installments of €50,000 including interest, with final payment of €50,000 (1 January), 2026^.	€750,000	€850,000
1.2% Loan payable (€1,100,000 principal) payable at end of term, including interest, with final payment of €1,100,000 (1 July), 2026*.	1,100,000	1,100,000
Total Long-Term Debt	€1,850,000	€1,950,000
Less:
Current installments of long-term debt	200,000	200,000

Long-Term Debt, Excluding Current Installments	€1,650,000	€1,750,000

^ Conditions:

Lender: ABN AMRO Bank N.V.

Principal amount: €1,000,000

Repayment: €50,000 on the first day of each quarter

Interest: 2.3%

Fair value of this long-term debt approximates the carrying value

* Conditions:

Lender: ABN AMRO Bank N.V.

Principal amount: €1,100,000

Repayment: full repayment at the end of the term

Interest: 3 months Euribor + 1.2%

Fair value of this long-term debt approximates the carrying value

The following securities have been provided:
- A bank mortgage, first in rank, amounting to € 5,000,000 on the untaxed registered property located in Hazerwoude, Dijkgraafweg and Bleiswijk, Violierenweg;
- A pledge on stocks;
- A pledge on company inventory;
- A pledge on claims.

9.	SHARE CAPITAL

Authorized and Issued share capital

As of June 30, 2022, and December 31, 2021, the Company was authorized to issue 18,000 ordinary shares with a par value of €1.00 per share. There were 15,392 shares issued and outstanding as of June 30, 2022, and 18,000 shares issued and outstanding as of December 31, 2021. Of the ordinary shares outstanding as of June 30, 2022, and December 31, 2021, nil shares were non-voting.

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Holders of common stock are entitled to one vote per share, and to receive dividends and, upon liquidation or dissolution, are entitled to receive all assets available for distribution to stockholders. The holders have no preemptive or other subscription rights and there are no redemption or sinking fund provisions with respect to such shares. Common stock is subordinate to the preferred stock with respect to dividend rights and rights upon liquidation, winding up and dissolution of the Company.

Treasury stock

Treasury shares are accounted for directly in equity, with treasury shares held for reissue presented as a deduction from equity and any difference between the purchase price and reissue proceeds does not impact income. On reissue, the classification within equity of gains or losses on share transactions differs based on the comparison of proceeds received to original cost. If the proceeds from the sale of the treasury shares are greater than the cost of the shares sold, then the entity recognizes the excess proceeds as additional paid-in capital. If the proceeds from the sale of the treasury shares are less than the original cost of the shares sold, then, generally, the excess cost first reduces any additional paid-in capital arising from previous sales of treasury shares, and any remaining excess is recognized as a reduction of retained earnings.

Noncontrolling interest

Noncontrolling interests’ share of equity equals the carrying amounts of net assets in undertakings not owned Delphy Groep B.V. and its subsidiaries. The noncontrolling interest share of equity consists of the 15% of the shares not owned by Delphy Groep B.V. and its subsidiaries.

Stockholder Agreements with employees

All stockholders of Delphy Groep B.V. are employees of Delphy B.V. Under the stockholder agreement, employees with certain functions are allowed to become stockholder in Delphy under certain conditions. The employees acquire the shares either as natural person or through personal holdings.

Certain employees with proven performance from associates are allowed to become stockholder of the relevant legal entity. As of June 30, 2022 and December 31, 2021, employees from Delphy Poland Sp. z.o.o., Delphy UK Ltd. and HortiAdvice Scandinavia A/S have shares of the relevant legal entity.

Under all stockholder agreements with employees, the purchase price is determined by a stated formula which takes a multiple of the annual profit over the last three financial years and the relative share of the employee in the issued capital into account. Employees acquire shares on the same terms and formula price available to all other employees holding the same class of stock. In this case the transaction is not compensatory. The formula price represents the relevant transaction price for those shares and the transaction is the sale of a share of stock at that price. Consequently, no compensation is recorded as share-based payment.

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10.	REVENUE

The Company generates revenue primarily from the provision of services, conducting research for customers and other services (trainings and subscriptions). In the following table, revenue from contracts with customers is disaggregated by major service lines and timing of revenue recognition. The table also includes revenue from the major business lines.

	June 30, 2022	June 30, 2021
Advisory services	€6,296,332	€5,228,596
Research	1,668,706	995,975
Other	683,070	480,326
	€8,648,108	€6,704,897

Contract balances

The following table provides information about receivables, contract assets and contract liabilities from contracts with customers.

	June 30, 2022	December 31, 2021
Trade accounts receivable	€2,433,672	€3,341,772
Contract asset	4,832,955	3,605,535
Contract liability	4,580,696	4,100,133

The contract assets primarily relate to the Company’s rights to consideration for work performed but not billed at the reporting date on research projects. The amount of contract assets during the period ended 31 December 2021 was not impacted by an impairment charge. The contract assets are transferred to receivables when the rights become unconditional. This usually occurs when the Group issues an invoice to the customer.

The contract liabilities primarily relate to fees received by the Company for which the associated performance obligations have not been satisfied and revenue has not been recognized.

11.	OTHER INCOME

The Company has multiple projects which are financed by government grants. The table below shows an overview of the subsidy income recognized from various governmental organizations.

	June 30, 2022	June 30, 2021
Government grants	€3,026,299	€3,402,346
Other	(246)	2,032
Cost of government grants	(3,104,504)	(3,754,091)
	€(78,451)	€(349,713)

12.	RELATED PARTY TRANSACTIONS

Related party transactions and balances are set out in below tables:

	June 30, 2022	June 30, 2021
Revenue:
Delphy CVBA	€3,000	€25,000
Delphy Japan Co., Ltd.	30,323	8,631
Delphy UK Ltd	91,706	91,668
	€125,029	€125,299
Purchase transactions:
Delphy UK Ltd	5,800	4,590
HortiAdvice A/S	361	-
	€6,161	€4,590

	June 30, 2022		December 31, 2021
Amount receivable from Group Companies:	€		€
Delphy Japan Co., Ltd.		1,127		1,127
Delphy Rwanda Ltd[2]		4,885		4,885
Delphy (Shanghai) Agriculture Technology Co., Ltd[2]		56,348		56,348
		€62,360		€62,360

	June 30, 2022		December 31, 2021
Receivables from stockholders and equity method investees:	€		€
Loan to stockholders		94,583		94,583
		€94,583		€94,583

13.	LEASES

The Company determines if any arrangements contain a lease at its inception. The Company assesses whether or not the Company has control over the identified asset for a period of time during the contract period. Operating leases are included in non-current assets, current liabilities, and non-current liabilities in our consolidated balance sheet if the lease term is greater than 12 months. There are no finance leases.

ROU assets represent the right to use underlying asset during the lease term and the lease liabilities represent the obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized on the commencement date of the lease based on the present value of the lease payments over the lease term. The Company uses the incremental borrowing rate on based information available at the commencement date of the lease payments. The Company includes payments for any renewal or cancellable options that are reasonably certain that the Company will exercise.

Operating lease costs for lease payments are recognized on a straight-line basis over the lease term.

The Company has elected to not record ROU assets and lease obligations for short-term leases with a term less than 12 months and recognizes the short-term leases as a lease expense to the profit or loss.

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The components of lease expenses were as follows:

June 30, 2022
Operating lease expenses	€465,622
Short term lease expenses	-
Total lease expenses	€465,622

The Company has operating leases for several offices with remaining lease terms between 6 months and 9 years and for several cars with remaining lease terms between 1 month and 4 years. The discount rate was 4,5%.

14.	COMMITMENTS AND CONTINGENCIES

Lease commitments

The Company has entered into operational lease obligation up to and including 2031, of which the obligations are set out in below tables:

Rental Building	Future Minimum Lease Payments
2022	€143,254
2023	259,459
2024	208,762
2025	185,744
2026 and beyond	741,626
Total future minimum lease payments – facilities	€1,538,845

Company cars:	Future Minimum Lease Payments
2022	€265,245
2023	409,019
2024	255,284
2025	104,715
2026 and beyond	14,792
Total future minimum lease payments - company cars	€1,049,055

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Contingencies

Other liability

With regard to the foreign participation in Serbia and Bosnia, no data has been received with regard to the performance in the past financial year. The participation does not carry out any activities. Depending on local country requirements, Delphy Groep B.V. can be held liable for any negative capital in said participation. The magnitude of such a claim cannot be reasonably estimated. As of December 31, 2021, no such claim has been made.

Guarantees

Credit facility

GreenQ Group B.V., Improvement Centre B.V., Delphy Groep B.V., Delphy B.V. and Delphy Projects B.V. have a joint credit facility. The companies are jointly and severally liable for the credit facility.

The credit facility consists of one loan with a principal amount of €1,000,000 one loan with a principal amount of €1,100,000 and a combination facility of €750,000.

The following securities have been provided:

- A bank mortgage, first in rank, amounting to €5,000,000 on the untaxed registered property located in Hazerwoude, Dijkgraafweg and Bleiswijk, Violierenweg;

- A pledge on stocks;

- A pledge on company inventory;

- A pledge on claims.

15.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through October 21, 2022 the date on which these interim financial statements were available to be issued, to ensure that this filing includes appropriate disclosure of events both recognized in the interim financial statements as of June 30, 2022, and events which occurred subsequent to June 30, 2022, but were not recognized in the interim financial statements. There were no events that required recognition, adjustment to or disclosure in the interim financial statements.

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ANNEX II

FINANCIAL STATEMENTS AND MANAGEMENT DISCUSSION AND ANALYSIS FOR AGRIFORCE GROWING SYTEMS LTD.

AGRIFORCE GROWING SYSTEMS LTD.

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2021 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AgriFORCE Growing Systems Ltd.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of AgriFORCE Growing Systems Ltd. (the “Company”) as of December 31, 2021 and 2020, the related consolidated statements of comprehensive loss, changes in shareholders equity and cash flows for each of the two years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provides a reasonable basis for our opinion.

/s/ Marcum LLP
Marcum llp

We have served as the Company’s auditor since 2020.

Costa Mesa, CA

March 29, 2022

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AGRIFORCE GROWING SYSTEMS LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in US dollars)

	Note	December 31, 2021	December 31, 2020

ASSETS

Current
Cash		$7,775,290	$653,410
Other receivables		32,326	8,973
Prepaid expenses and other current assets	6	309,040	213,038
Total current assets		8,116,656	875,421

Non-current
Property and equipment, net	4	40,971	28,443
Intangible asset	7	1,477,237	-
Lease deposit, non-current		50,608	-
Deferred IPO costs		-	390,932
Construction in progress	5	2,079,914	2,071,093
Total assets		$11,765,386	$3,365,889

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current
Accounts payable and accrued liabilities	8	$1,532,312	$1,930,988
Contingent consideration payable	7	753,727	-
Total current liabilities		2,286,039	1,930,988

Non-current
Deferred rent		12,954	-
Warrants liability	11	1,418,964	-
Long term loan	10	47,326	31,417
Total liabilities		3,765,283	1,962,405
Commitments and contingencies	16

Shareholders’ equity
Preferred Shares, no par value per share - unlimited shares authorized; nil and 2,258,826 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively*	12	-	6,717,873
Common shares, no par value per share - unlimited shares authorized; 15,176,698 and 8,441,617 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively*	12	25,637,543	5,696,050
Additional paid-in-capital	12	2,203,343	1,297,566
Obligation to issue shares	12	93,295	94,885
Accumulated deficit		(19,900,992)	(12,521,944)
Accumulated other comprehensive income (loss)		(33,086)	119,054
Total shareholders’ equity		8,000,103	1,403,484

Total liabilities and shareholders’ equity		$11,765,386	$3,365,889

*	reflects the 1:4.75 reverse stock split effected on November 29, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

2

AGRIFORCE GROWING SYSTEMS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Expressed in US dollars)

For the years ended December 31, 2021 and 2020

	Note	2021	2020

OPERATING EXPENSES
Consulting		$1,088,413	$441,021
Depreciation	4	11,797	9,059
Office and administrative		780,135	189,813
Investor and public relations		748,349	121,126
Professional fees		882,146	445,158
Rent		168,315	20,898
Research and development	15	474,338	123,915
Share based compensation	12	796,141	571,210
Shareholder and regulatory		143,095	337,878
Travel and entertainment		69,598	13,426
Wages and salaries		1,766,491	1,071,867
Operating loss		(6,928,818)	(3,345,371)

OTHER EXPENSES / (INCOME)
Foreign exchange gain		(162,976)	(17,650)
Write-off of deposit		151,711	-
Accretion of interest on senior secured debentures		483,529	-
Change in fair value of warrants	11	(1,191,383)	-
Issuance cost related to warrants		374,465	-
Loss on extension of debt term		58,952	-
SR&ED tax incentive income	15	-	(106,195)

Net loss		(6,643,116)	(3,221,526)

Dividend paid to preferred shareholders		735,932	948,064

Net loss attributable to common shareholders		(7,379,048)	(4,169,590)

Other comprehensive loss
Foreign currency translation		(152,140)	(45,856)

Comprehensive loss attributable to common shareholders		$(7,531,188)	$(4,215,446)

Basic and diluted net loss attributed to common share*		$(0.66)	$(0.53)

Weighted average number of common shares outstanding – basic and diluted*		11,164,311	7,907,233

*	reflects the 1:4.75 reverse stock split effected on November 29, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

3

AGRIFORCE GROWING SYSTEMS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Expressed in US dollars, except share numbers)

		Common Shares*		Series A Preferred Shares*		Additional Paid-in-	Obligation to issue	Accumulated	Accumulated other comprehensive	Total Shareholders’
	Note	# of Shares	Amount	# of Shares	Amount	capital	shares	Deficit	income (loss)	Equity
Balance, December 31, 2019		7,705,209	$3,725,454	2,258,826	$6,717,873	$726,356	$12,463	$(8,352,354)	$164,910	$2,994,702
Shares issued on exercise of warrants		365,112	666,878	-	-	-	-	-	-	666,878
Shares issued for consulting services		100,237	355,654	-	-	-	82,422	-	-	438,076
Shares issued for dividend on Preferred Shares		271,059	948,064	-	-	-	-	(948,064)	-	-
Share based compensation		-	-	-	-	571,210	-	-	-	571,210
Net loss		-	-	-	-	-	-	(3,221,526)	-	(3,221,526)
Foreign currency translation		-	-	-	-	-	-	-	(45,856)	(45,856)
Balance, December 31, 2020		8,441,617	$5,696,050	2,258,826	$6,717,873	$1,297,566	$94,885	$(12,521,944)	$119,054	$1,403,484
Shares issued for cash		3,127,998	13,262,712	-	-	-	-	-	-	13,262,712
Shares issued for conversion of series A Preferred Stock		2,258,826	6,717,873	(2,258,826)	(6,717,873)	-	-	-	-	-
Shares issued on exercise of warrants		39,800	238,800	-	-	44,644	-	-	-	283,444
Shares issued on cashless exercise of warrants		36,275	-	-	-	64,992	-	-	-	64,992
Shares issued on exercise of options		7,018	9,123	-	-	-	-	-	-	9,123
Shares issued on cashless exercise of options		820,029	-	-	-	-	-	-	-	-
Shares issued for bonus and compensation		159,775	648,449	-	-	-	-	-	-	648,449
Shares issued for consulting services		76,364	381,663	-	-	-	(1,590)	-	-	380,073
Share issued for settlement of accrued director’s fee		19,992	46,783	-	-	-	-	-	-	46,783
Shares issued for dividend on Preferred shares		189,004	735,932	-	-	-	-	(735,932)	-	-
Share issue costs		-	(2,099,842)	-	-	-	-	-	-	(2,099,842)
Share based compensation		-	-	-	-	796,141	-	-	-	796,141
Net loss		-	-	-	-	-	-	(6,643,116)	-	(6,643,116)
Foreign currency translation		-	-	-	-	-	-	-	(152,140)	(152,140)
Balance, December 31, 2021		15,176,698	$25,637,543	-	$-	$2,203,343	$93,295	$(19,900,992)	$(33,086)	$8,000,103

*	reflects the 1:4.75 reverse stock split effected on November 29, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

4

AGRIFORCE GROWING SYSTEMS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in US Dollars)

For the years ended December 31, 2021 and 2020

	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the year	$(6,643,116)	$(3,221,526)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	11,797	9,059
Share based compensation	796,141	571,210
Shares issued for consulting services	321,121	438,076
Shares issued for compensation	134,383	-
Loss on extension of debt term	58,952	-
Write-off of deposit	151,711	-
Issuance cost related to warrants	374,465	-
Change in fair value of warrants	(1,191,383)	-
Accretion of interest on senior secured debentures	483,529	-
Changes in operating assets and liabilities:
Decrease (increase) in other receivables	(23,353)	38,724
Decrease (increase) in prepaid expenses and other current assets	(235,713)	54,779
Increase in accounts payable and accrued liabilities	662,173	257,967
Lease deposit, non-current	(50,608)	-
Deferred rent	12,954	-
Net cash used in operating activities	(5,136,947)	(1,851,711)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	(25,522)	(1,574)
Acquisition of intangibles	(225,000)	-
Deposit for purchase of land	(12,000)	(170,000)
Cash paid for construction in progress	(744,191)	-
Net cash used in investing activities	(1,006,713)	(171,574)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Initial Public Offering	15,639,990	-
IPO costs paid including underwriting discount	(2,279,374)	(93,495)
Proceeds from exercise of warrants	238,800	666,878
Proceeds from long term loan	15,932	31,417
Proceeds from senior secure debentures – net	600,000	-
Financing costs of senior secured debentures	(69,000)	-
Repayment of Senior Secured Debentures	(750,000)	-
Proceeds from exercise of options	9,123	-
Net cash provided by financing activities	13,405,471	604,800

Effect of exchange rate changes on cash	(139,931)	(86,996)
Change in cash	7,121,880	(1,505,481)
Cash, beginning of year	653,410	2,158,891
Cash, end of year	$7,775,290	$653,410

Supplemental cash flow information:
Cash paid during the period for interest	$-	$-
Cash paid during the period for income taxes	$-	$-

Supplemental disclosure of non-cash investing and financing transactions
Fair value of warrants liability	$374,028	$-
Preferred stock dividend paid in common shares	$735,932	$948,064
Unpaid amount related to construction in progress included in accounts payable	$-	$744,191
Conversion of Series A preferred stock to common shares	$6,717,873	$-
Unpaid IPO costs	$-	$297,437
Unpaid amount related to intangible assets included in accrued expenses	$500,000	$-

The accompanying notes are an integral part of these consolidated financial statements.

5

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended December 31, 2021 and 2020

(Expressed in US Dollars, except where noted)

1.	BUSINESS OVERVIEW

AgriFORCE Growing Systems Ltd. (the “Company”) was incorporated as a private company by Articles of Incorporation issued pursuant to the provisions of the Business Corporations Act (British Columbia) on December 22, 2017. The Company’s registered and records office address is at 300 – 2233 Columbia Street, Vancouver, British Columbia, Canada, V5Y 0M6. On February 13, 2018, the Company changed its name from 1146470 B.C. Ltd to Canivate Growing Systems Ltd. On November 22, 2019 the Company changed its name from Canivate Growing Systems Ltd. to AgriFORCE Growing Systems Ltd.

The Company is an innovative agriculture-focused technology company that delivers reliable, financially robust solutions for high value crops through our proprietary facility design and automation Intellectual Property to businesses and enterprises globally. The Company intends to operate in the plant based pharmaceutical, nutraceutical, and other high value crop markets using its unique proprietary facility design and hydroponics based automated growing system that enable cultivators to effectively grow crops in a controlled environment. The Company calls its facility design and automated growing system the “AgriFORCE grow house”. The Company has designed its AgriFORCE grow house to produce in virtually any environmental condition and to optimize crop yields to as near their full genetic potential possible whilst substantially eliminating the need for the use of pesticides and/or irradiation.

2.	BASIS OF PREPARATION

Basis of Presentation

The accompanying consolidated financial statements (the “financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity. In the opinion of the Company’s management, the financial statements reflect all adjustments, which are normal and recurring in nature, necessary for fair financial statement presentation.

Principal of Consolidation

Our consolidated financial statements include the accounts of our wholly owned subsidiaries. We consolidate variable interest entities (VIEs) when we have variable interests and are the primary beneficiary.

All inter-company balances and transactions have been eliminated on consolidation. These consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries:

Name of entity:	Country of Incorporation	Purpose	Date of Incorporation
AgriFORCE Growing Systems Ltd.	Canada	Parent Company	Dec 22, 2017
Canivate Growing Solutions Ltd.**	Canada	Management Company	May 22, 2018
Daybreak Ag Systems Ltd.	Canada	Intellectual Property Development	Dec 4, 2019
AgriFORCE Holdings Inc.*	United States	Intellectual Property	Aug 31, 2018
West Pender Holdings, Inc.	United States	Real Estate Holding and Development Company	Sep 1, 2018
AgriFORCE Investments Inc.	United States	Holding Company	Apr 9, 2019
West Pender Management Co.	United States	Management Advisory Services	Jul 9, 2019
AGI IP Co.	United States	Intellectual Property	Mar 5, 2020

*	AgriFORCE Holdings Inc. was dissolved during the year ended December 31, 2020.
**	Canivate Growing Solutions Ltd. was dissolved during the year ended December 31, 2021.

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During the year ended December 31, 2019, AgriFORCE Investments Inc., West Pender Holdings, Inc. and AgriFORCE Holdings Inc., wholly owned subsidiaries of the Company, commenced operations and their financial results are consolidated into the results of the Company. West Pender Management Co., a wholly owned subsidiary commenced operations in 2021 and its results are consolidated into the results of the Company. All other subsidiaries have been created and did not have any operating activities or Financial Statements as at December 31, 2021 and 2020.

Functional and Reporting Currency

The functional currency for each entity included in these consolidated financial statements is the currency of the primary economic environment in which the entity operates. These consolidated financial statements are presented in United States dollars (“U.S. dollars”). Currency conversion to U.S. dollars is performed in accordance with ASC 830, Foreign Currency Matters.

Use of Estimates

The preparation of our financial statements in accordance with U.S. generally accepted accounting principles requires us to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. Significant estimates reflected in these financial statements include, but are not limited to, accounting for share-based compensation, valuation of warrant liability, as well as depreciation method. Actual results could differ from these estimates and those differences could be material.

Going Concern

The Company has incurred substantial operating losses since its inception and expects to continue to incur significant operating losses for the foreseeable future. As reflected in the financial statements for the year ended December 31, 2021, the Company had a net loss of $6.6 million, $5.1 million of net cash used in operating activities, and the Company had working capital of $5.8 million.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of this uncertainty. The Company is at the stage of development of its first facility and other Intellectual Property. As such it is likely that additional financing will be needed by the Company to fund its operations and to develop and commercialize its technology. These factors raise substantial doubt about the Company’s ability to continue as a going concern. For the next twelve months from issuance of these financial statements, the Company will seek to obtain additional capital through the sale of debt or equity financings or other arrangements to fund operations; however, there can be no assurance that the Company will be able to raise needed capital under acceptable terms, if at all. The sale of additional equity may dilute existing shareholders and newly issued shares may contain senior rights and preferences compared to our currently outstanding common shares. Issued debt securities may contain covenants and limit the Company’s ability to pay dividends or make other distributions to shareholders. If the Company is unable to obtain such additional financing, future operations would need to be scaled back or discontinued. Due to the uncertainty in the Company’s ability to raise capital, management believes that there is substantial doubt in the Company’s ability to continue as a going concern for twelve months from the issuance of these financial statements.

Reverse Stock Split

On November 29, 2020, the Company effectuated a one-for-4.75 reverse stock split of the Company’s common shares (the “Reverse Split”). As a result of the Reverse Split, every 4.75 shares of the Company’s old common shares were converted into one share of the Company’s new common shares. Fractional shares resulting from the reverse split were rounded to the nearest whole number. The Reverse Split automatically and proportionately adjusted, based on the 1:4.75 split ratio, all issued and outstanding shares of the Company’s common shares, as well as common shares underlying convertible preferred shares, convertible debentures, stock options and warrants outstanding at the time of the effectiveness of the Reverse Split. The exercise price on outstanding equity based-grants was proportionately increased, while the number of shares available under the Company’s equity-based plans was also proportionately reduced. Share and per share data (except par value) for the periods presented reflect the effects of the Reverse Split. References to numbers of common shares and per share data in the accompanying financial statements and notes thereto for periods ended prior to November 29, 2020 have been adjusted to reflect the Reverse Split on a retroactive basis.

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3.	SIGNIFICANT ACCOUNTING POLICIES

Cash

The Company’s cash consists of cash maintained in checking and interest-bearing accounts. The Company accounts for financial instruments with original maturities of three months or less at the date of purchase as cash equivalents. The Company held no cash equivalents as of December 31, 2021 and 2020.

Property and Equipment

Property and equipment are initially recognized at acquisition cost or manufacturing cost, including any costs directly attributable to bringing the assets to the location and condition necessary for them to be capable of operating in the manner intended by the Company’s management. Property, plant and equipment are subsequently measured at cost less accumulated depreciation and impairment losses.

Depreciation is recognized on a straight-line basis to write down the cost less estimated residual value of computer equipment and furniture and fixtures. The following useful lives are applied:

Computer equipment	3 years
Furniture and fixtures	7 years

Gains or losses arising on the disposal of property, plant and equipment are determined as the difference between the disposal proceeds and the carrying amount of the assets and are recognized in profit or loss within other income or other expenses.

Construction in progress includes construction progress payments, deposits, engineering costs, interest expense for debt financing on long-term construction projects and other costs directly related to the construction of the facilities. Expenditures are capitalized during the construction period and construction in progress is transferred to the relevant class of property and equipment when the assets are available for use, at which point the depreciation of the asset commences.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. In order to determine if assets have been impaired, assets are grouped and tested at the lowest level for which identifiable independent cash flows are available (“asset group”). An impairment loss is recognized when the sum of projected undiscounted cash flows is less than the carrying value of the asset group. The measurement of the impairment loss to be recognized is based on the difference between the fair value and the carrying value of the asset group. Fair value can be determined using a market approach, income approach or cost approach. The reversal of impairment losses is prohibited.

Deferred IPO Costs

Deferred IPO costs represent legal, accounting and other direct costs related to the Company’s efforts to raise capital through an initial public offering of the Company’s common stock (“IPO”). There were no IPO costs incurred prior to 2020. The Company completed the IPO in July 2021 and accordingly all deferred IPO costs, except for the portion allocated to warrant liability, were reclassified to additional paid-in capital as a reduction of the IPO proceeds. The portion allocated to warrant liability was expensed in the statement of comprehensive loss.

8

Revenue Recognition

The Company has not recorded any revenues since its inception. However, in the future, the Company expects to generate returns from any or all the revenue sources below from its customers:

●	Rental income from facilities.
●	Intellectual property income from the license of the facilities
●	Management and advisory fees from management service contracts and

On January 1, 2018, the Company early adopted ASU No. 2014-09, Revenue from Contracts with Customers and all related amendments (“ASC 606” or “the new revenue standard”). ASC 606 is a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The new revenue standard is based on the principle that an entity should recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve this core principle, ASC 606 provides that an entity should apply the following steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new revenue standard also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and costs to obtain or fulfill contracts. The Company will apply ASC 606 prospectively to all contracts.

Loss per Common Share

The Company presents basic and diluted loss per share data for its common shares. Basic loss per common share is calculated by dividing the profit or loss attributable to common shareholders of the Company by the weighted average number of common shares outstanding during the year. Diluted loss per common share is calculated by adjusting the weighted average number of common shares outstanding to assume conversion of all potentially dilutive share equivalents, such as stock options and warrants and assumes the receipt of proceeds upon exercise of the dilutive securities to determine the number of shares assumed to be purchased at the average market price during the year. Diluted net loss attributable to common shareholders per share does not differ from basic net loss attributable to common shareholders per share for the years ended December 31, 2021 and December 31, 2020, since the effect of the Company’s stock options and warrants are anti-dilutive.

Research and Development

Expenditure on research and development activities, undertaken with the prospect of gaining new scientific or technical knowledge and understanding, is recognized as expense when incurred.

Foreign Currency Transactions

The financial statements of the Company and its subsidiaries whose functional currencies are the local currencies are translated into U.S. dollars for consolidation as follows: assets and liabilities at the exchange rate as of the balance sheet date, shareholders’ equity at the historical rates of exchange, and income and expense amounts at the average exchange rate for the period. Translation adjustments resulting from the translation of the subsidiaries’ accounts are included in “Accumulated other comprehensive income” as equity in the consolidated balance sheets. Transactions denominated in currencies other than the applicable functional currency are converted to the functional currency at the exchange rate on the transaction date. At period end, monetary assets and liabilities are remeasured to the reporting currency using exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are remeasured at historical exchange rates. Gains and losses resulting from foreign currency transactions are included within non-operating expenses.

Fair value of Financial Instruments

The fair value of the Company’s accounts receivable, accounts payable and other current liabilities approximate their carrying amounts due to the relative short maturities of these items.

9

As part of the issuance of debentures on March 24, 2021, the Company issued warrants having strike price denominated in U.S. Dollars. This creates an obligation to issue shares for a price that is not denominated in the Company’s functional currency and renders the warrants not indexed to the Company’s stock, and therefore, must be classified as a derivative liability and measured at fair value. On the same basis, the Series A Warrants and the representative warrants issued as part of the IPO are also classified as a derivative liability and measured at fair value.

The fair value of the Company’s warrants is determined in accordance with FASB ASC 820, “Fair Value Measurement,” which establishes a fair value hierarchy that prioritizes the assumptions (inputs) to valuation techniques used to price assets or liabilities that are measured at fair value. The hierarchy, as defined below, gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The guidance for fair value measurements requires that assets and liabilities measured at fair value be classified and disclosed in one of the following categories:

●	Level 1: Defined as observable inputs, such as quoted (unadjusted) prices in active markets for identical assets or liabilities.

●	Level 2: Defined as observable inputs other than quoted prices included in Level 1. This includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3: Defined as unobservable inputs to the valuation methodology that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities. Level 3 assets and liabilities include those whose fair value measurements are determined using pricing models, discounted cash flow methodologies or similar valuation techniques, as well as significant management judgment or estimation.

As of December 31, 2021, the Company’s warrant liability related to IPO warrants and representative’s warrant amounting to $1,418,964 (December 31, 2020 - $nil) is reported at fair value and categorized as Level 1 inputs. Whereas, the fair value of warrant liability related to Bridge warrants that were issued and exercised during the year was categorized as level 3 inputs. (See Note 9 and Note 11)

Reclassifications

The Company has reclassified certain amounts in the 2020 consolidated financial statements to comply with the 2021 presentation.

Income Taxes

Current tax expense is the expected tax payable on the taxable income for the period, using tax rates enacted at period-end.

Deferred tax assets, including those arising from tax loss carryforwards, requires management to assess the likelihood that the Company will generate sufficient taxable earnings in future periods in order to utilize recognized deferred tax assets. Assumptions about the generation of future taxable profits depend on management’s estimates of future cash flows. In addition, future changes in tax laws could limit the ability of the Company to obtain tax deductions in future periods. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of the Company to realize the net deferred tax assets recorded at the reporting date could be impacted.

The Company operates in various tax jurisdictions and is subject to audit by various tax authorities.

10

The Company records uncertain tax positions based on a two-step process whereby (1) a determination is made as to whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold the Company recognizes the largest amount of tax benefit that is greater than 50% likely to be realized upon ultimate settlement with the related tax authority. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. Significant judgment is required in the identification of uncertain tax positions and in the estimation of penalties and interest on uncertain tax positions.

There were no material uncertain tax positions as of December 31, 2021 and 2020.

Share Based Compensation

The Company generally uses the straight-line method to allocate compensation cost to reporting periods over each optionee’s requisite service period, which is generally the vesting period, and estimates the fair value of stock-based awards to employees and directors using the Black-Scholes option-valuation model (the “Black-Scholes model”). The Black-Scholes model requires the input of subjective assumptions, including volatility, the expected term and the fair value of the underlying common shares on the date of grant, among other inputs. The Company recognizes any forfeitures as they occur.

Recent Accounting Pronouncements

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, as modified by the Jumpstart Our Business Start-ups Act of 2012, (the “JOBS Act”). Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 13(a) of the Securities Exchange Act of 1934, as amended, for complying with new or revised accounting standards applicable to public companies. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.

Effective January 1, 2021, the Company adopted ASU 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” ASU 2019-12 simplifies the accounting for income taxes by removing exceptions within the general principles of Topic 740 regarding the calculation of deferred tax liabilities, the incremental approach for intra-period tax allocation, and calculating income taxes in an interim period. In addition, the ASU adds clarifications to the accounting for franchise tax (or similar tax). which is partially based on income, evaluating tax basis of goodwill recognized from a business combination, and reflecting the effect of any enacted changes in tax laws or rates in the annual effective tax rate computation in the interim period that includes the enactment date. The adoption of this new guidance did not have a material impact to these financial statements.

In August 2020, the FASB issued ASU 2020-06 “Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity” (“ASU 2020-06”). The intention of ASU 2020-06 is to address the complexities in accounting for certain financial instruments with a debt and equity component. Under ASU 2020-06, the number of accounting models for convertible notes will be reduced and entities that issue convertible debt will be required to use the if-converted method for the computation of diluted “Earnings per share” under ASC 260. ASC 2020-06 is effective for fiscal years beginning after December 15, 2021 and may be adopted through either a modified retrospective method of transition or a fully retrospective method of transition. We are currently assessing the impact this guidance will have on our financial statements.

In May 2021, the FASB issued ASU 2021-04 - Earnings Per Share (Topic 260), Debt - Modifications and Extinguishments (Subtopic 470-50), Compensation - Stock Compensation (Topic 718), and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (a consensus of the FASB Emerging Issues Task Force). ASU 2021-04 clarifies and reduces diversity in an issuer’s accounting for modifications or exchanges of freestanding equity-classified written call options that remain equity classified after modification or exchange. Modifications and exchanges should be treated as an exchange of the original instrument for a new instrument. The amendment requires entities to measure the effect as the difference between the fair value of the modified or exchanged written call option and the fair value of that written call option immediately before it is modified or exchanged if the modification or the exchange that is a part of or directly related to a modification or an exchange of an existing debt instrument or line-of-credit or revolving-debt arrangements.

11

For all other modifications or exchanges, the effect should be measured as the excess, if any, of the fair value of the modified or exchanged written call option over the fair value of that written call option immediately before it is modified or exchanged for all other modifications or exchanges. The amendments require entities to recognize the effect on the basis of the substance of the transaction, in the same manner as if cash had been paid as consideration. The amendments also require entities to recognize the effect in accordance with the guidance in Topic 718, Compensation - Stock Compensation. ASU No. 2021-04 is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. ASU 2021-04 will be adopted on January 1, 2022 and will not have a material impact to these financial statements.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses.” The standard, including subsequently issued amendments, requires a financial asset measured at amortized cost basis, such as accounts receivable and certain other financial assets, to be presented at the net amount expected to be collected based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, and requires the modified retrospective approach. Early adoption is permitted. Based on the composition of the Company’s trade receivables and other financial assets, current market conditions, and historical credit loss activity, the Company is currently in the process of evaluating the impact of this guidance on our financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, and has subsequently issued several supplemental and/or clarifying ASU’s (collectively, “Topic 842”), which requires a dual approach for lease accounting under which a lessee would account for leases as finance leases or operating leases. Both finance leases and operating leases may result in the lessee recognizing a right of use asset and a corresponding lease liability. For finance leases, the lessee would recognize interest expense and amortization of the right-of-use asset, and for operating leases, the lessee would recognize lease expense on a straight-line basis. This ASU is effective for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years, and allows a modified retrospective approach. Early adoption is permitted. The Company is currently in the process of evaluating the impact of this guidance on our financial statements.

In October 2021, the Financial Accounting Standards Board (“FASB”) issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. Under ASU 2021-08, an acquirer must recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with Topic 606. The guidance is effective for interim and annual periods beginning after December 15, 2022, with early adoption permitted. The Company is currently in the process of evaluating the impact of this guidance on our financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

4.	PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	December 31, 2021	December 31, 2020
Computer equipment	$22,708	$13,473
Furniture and fixtures	39,997	36,323
Total property and equipment	62,705	49,796
Less: Accumulated depreciation	(21,734)	(21,353)
Property and equipment, net	$40,971	$28,443

Depreciation expense on property and equipment, was $11,797 and $9,059 for the years ended December 31, 2021 and 2020, respectively.

12

5.	CONSTRUCTION IN PROGRESS

The Company engaged outside contractors to begin construction work on its first facility. As of December 31, 2021, $2,079,914 (December 31, 2020 – $2,071,093) represents progress payments related to facility construction.

6.	PREPAID EXPENSES AND DEPOSITS

	December 31, 2021	December 31, 2020
Deposits	$32,000	$170,000
Legal retainer	33,692	43,038
Prepaid expenses	214,445	-
Others	28,903	-
	$309,040	$213,038

During the year ended December 31, 2020, the Company entered into a land purchase agreement in relation to construction of a facility in Coachella, California. A deposit of $170,000 has been paid and the balance of the purchase price is subject to financing. On April 6, 2021, the scheduled close of escrow was extended to April 30, 2021 and the purchase price was increased to $4.4 million. The Company wrote off the non-refundable portion of the deposit amounting to $150,000 as the close of escrow period has lapsed; however the Company is currently renegotiating the terms of the agreement.

Others include an office lease deposit amounting to $77,774, of which $50,608 is recorded under non-current assets. (December 31, 2020 - $Nil).

7.	INTANGIBLE ASSET

Intangible asset represents $1,477,237 of Intellectual Property (“IP”) acquired under an Asset purchase agreement from Manna Nutritional Group, LLC (“MNG”) on September 10, 2021. The IP encompasses patent-pending technologies to naturally process and convert grain, pulses and root vegetables, resulting in low-starch, low-sugar, high-protein, fiber-rich baking flour products, as well as a wide range of breakfast cereals, juices, natural sweeteners and baking enhancers. The terms of the agreement are as below:

The aggregate purchase price for the Purchased Assets (the “Purchase Price”) is up to $14,475,000, and shall consist of the following, subject to the terms and conditions of this Agreement, as follows:

(i)	The number of shares of Company’s common stock (rounded up to the nearest whole number), restricted as to resale under Section 4(a)(2) of the Securities Act, equal to the quotient of (i) $5,000,000 divided by (ii) a per share price equal to the average of the volume weighted average price (“VWAP”) of the Company’s common shares for the ten trading days immediately preceding the Due Diligence Deadline (as defined below) (the “Closing Shares”). The Closing Shares, to be due on the Closing Date, which Closing Shares are restricted as to resale and issued under a private placement exempt from registration under Section 4(a) (2) of the Securities Act, are subject to release of restriction and lockup on a quarterly basis over ten quarters commencing on the Closing Date in equal amounts of shares over ten consecutive calendar quarters. The Closing Shares are due and will be issued to MNG upon the date that is 180 days from the Effective Date (September 10, 2021) (the “Due Diligence Deadline”), with such due diligence being comprised of (the following three bullet points are the key performance indicators “KPIs”):

●	Receipt and Tasting of Flours and Sweeteners by the Company;

●	Independent Lab Testing of Flours and Sweeteners by the Company to confirm fiber, protein, and starch content of such products meets the specifications provided by MNG; and

●	Completion by the Company of Third-Party Engineering Process Analysis, included in the scope of work outlined by Covert Engineers, dated August 11, 2021, for conceptual and preliminary plant design for a Pilot Manufacturing Facility.

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(ii)	$1,475,000 in cash, minus any amounts paid to MNG under (iii), payable to MNG at Closing;

(iii)	$725,000 in cash payable follows: (a) $225,000 payable on the Effective Date; and (b) $500,000 payable within 120 days after the Effective Date, to reimburse MNG for, without limitation, satisfaction of all the secured debt as listed in Section 2.04 of the Disclosure Schedules to the Agreement (the “Secured Debt”).

(iv)	The number of shares of Company’s common stock (rounded up to the nearest whole number) to be issued in two tranches that equals (i) $8,000,000 divided by (ii) a per share price equal to the VWAP of the Company’s common shares for the ten trading days immediately before the issuance date of those shares (“Post Closing Shares”). $5,000,000 of the Post-Closing Shares will be issued on June 30, 2022, to be held in Escrow. $3,000,000 of the Post-Closing Shares will be issued to MNG on December 31, 2022, to be held in Escrow. All distributions and dividends attributable to the Post-Closing Shares (collectively, “Dividends”) will accrue for the benefit of MNG and will be held in Escrow pending release of the Post-Closing Shares, in which case all Dividends will be released to MNG at the same time as the Post-Closing Shares are so released. Until Post-Closing Shares are released from Escrow, all voting rights thereto shall be exercised as directed by the Company’s Board of Directors. If a Patent is issued within 24 months of the Closing Date, and such Patent is transferred to the Company free and clear of all encumbrances, then the Post-Closing Shares shall be released from Escrow in four equal amounts commencing on the date of issuance of the Patent and then for the three subsequent three-month anniversaries thereof.

In the event that after 24 months from the closing date, a Patent does not issue from the IP, Buyer’s obligation to issue the Post-Closing Shares and Dividends to MNG will be deemed null and void ab initio and will no longer be due and owing to MNG, and the Post-Closing Shares shall be released from escrow and returned to the Company, and the Purchase Price shall be adjusted downward dollar for dollar.

Based on the terms above and in conformity with US GAAP, the Company accounted for purchase as an asset acquisition and has deemed the asset purchased as an in-process research and development. The Company has further deemed the asset to be of indefinite life until the completion of the associated research and development (“R&D”) activities. Once completed and commercialized, the asset will be amortized over its useful life. The recognition of the IP asset is based on the payments made to date of $225,000 and contingent consideration that is probable and reasonably estimable as of the reporting date. Subsequent changes in contingent consideration are recorded against cost. As of December 31, 2021, the company has recorded $500,000 under accrued expenses, related to reimbursement for satisfaction of secured debt of seller. Further, the company has recorded $753,727 as contingent consideration, which is considered probable and due on closing. The remaining amounts payable as described above were not deemed to be probable at December 31, 2021, and accordingly have not been accrued for.

Subsequent to the year end, the Company paid $500,000 to satisfy the secured debt of seller.

8.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	December 31, 2021	December 31, 2020
Accounts payable	$414,117	$991,565
Accrued expenses	981,027	905,629
Others	137,168	33,794
	$1,532,312	$1,930,988

Accounts payable includes $Nil (December 31, 2020 - $744,191) payable to outside contractor in relation to facility construction. Accrued expenses include bonus payable of $Nil (December 31, 2020 - $487,983), withholding taxes payable $89,236 (December 31, 2020 - $Nil) and Directors fees payable of $39,309 (December 31, 2020 - $128,448). Accounts payable and accrued liabilities include a total unpaid IPO cost of $Nil (December 31, 2020 - $297,437).

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9.	SENIOR SECURED DEBENTURES

On March 24, 2021, the Company entered into a securities purchase agreement with certain accredited investors for the purchase of $750,000 in principal amount ($600,000 subscription amount) of senior secured debentures originally due June 24, 2021 (the “Bridge Loan”). The imputed interest rate is encompassed within the original issue discount of the debentures and no additional cash interest shall be due. The debentures were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to certain purchasers who are accredited investors within the meaning of Rule 501 under the Securities Act of 1933, as amended. Transaction costs of $69,000 have been recorded in connection with the Bridge Loan.

On June 24, 2021, the due date was extended, for which the Company paid an extension fee of 10,000 common shares with a fair value of $60,000. The senior secured debentures were repaid in full on July 13, 2021.

As part of the bridge loan, the debenture holder was issued warrants (the “Bridge Warrants”) to purchase 93,938 common shares with a strike price of $3.99 per share. The term of the warrants was three years. In accordance with U.S. GAAP, the fair value of the warrants was initially recorded as a liability in the balance sheet using Black-Scholes option-pricing model. The Company remeasures the fair value of the warrants liability at each reporting date until the warrants are exercised or have expired. Changes in the fair value of the warrants liability is reported in the statements of comprehensive income / (loss) as income or expense. The fair value of the warrants liability is subject to significant fluctuation based on changes in the inputs to the Black-Scholes option-pricing model, including our common stock price, expected volatility, expected term, the risk-free interest rate and dividend yield. The market price for our common stock may be volatile. Consequently, future fluctuations in the price of our common stock may cause significant increases or decreases in the fair value of the warrants.

The changes in the fair value of the Bridge Warrants amounting to $203,456 is charged to the statement of comprehensive income / (loss). The warrants were exercised on October 27, 2021 and accordingly, the warrant liability was extinguished. The fair value of the warrants prior to exercise was estimated at $64,992, determined using the Black-Scholes option pricing model and the following assumptions; stock price $2.16, dividend yield – nil, expected volatility 73%, risk free rate of return 0.94%, expected term of 3 years.

10.	LONG TERM LOAN

During the year ended December 31, 2020, the Company entered into a loan agreement with Alterna Bank for a principal amount of $31,417 (CAD$ 40,000) under the Canada Emergency Business Account Program (the “Program”).

The Program, as set out by the Government of Canada, requires that the funds from this loan shall only be used by the Company to pay non-deferrable operating expenses including, without limitation, payroll, rent, utilities, insurance, property tax and regularly scheduled debt service, and may not be used to fund any payments or expenses such as prepayment/refinancing of existing indebtedness, payments of dividends, distributions and increases in management compensation.

The loan is interest free for an initial term that ends on December 31, 2023. Repaying the loan balance on or before December 31, 2023 will result in loan forgiveness of up to a third of loan value (up to CAD $20,000). Any outstanding loan after initial term carries an interest rate of 5% per annum, payable monthly during the extended term i.e. January 31, 2024 to December 31, 2025.

In April 2021, the Company applied for additional loan with Alterna Bank under the Program and received $15,909 (CAD$20,000). The expansion loan is subject to the original terms and conditions of the Program.

11.	WARRANTS LIABILITY

As of December 31, 2021, the warrant liability represents aggregate fair value of publicly traded 3,088,198 Series A Warrants and 135,999 representative’s warrants.

The representative’s warrant is exercisable one year from the effective date of the registration statement for the IPO and will expire three years after the effective date. The exercise price of the representative’s warrant is $6 per share. The warrants have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(e)(1) of FINRA. The underwriter (or permitted assignees under Rule 5110(e)(1)) will not sell, transfer, assign, pledge, or hypothecate these warrants or the securities underlying these warrants, nor will they engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the warrants or the underlying securities for a period of 180 days from the date of this prospectus. The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary cash dividend or recapitalization, reorganization, merger or consolidation.

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The change in fair value on the warrant liability amounting to $1,191,383 is recorded in the statement of comprehensive loss for the year ended December 30, 2021. This includes change in fair value related to the Bridge Warrants amounting to $203,456.

12.	SHARE CAPITAL

a)	Authorized Share Capital

On March 1, 2019, the Company changed its share structure with a Directors’ resolution to replace Class – A voting shares with Common voting Shares, and to eliminate Class-B non-voting shares (where nil were issued), and created a new series of Preferred shares with no par value and unlimited number of shares. Holders of Preferred shares shall be entitled to receive distribution ahead of holders of Common shares. In addition, Preferred shareholders are also entitled to a fixed premium (if specifically provided in the special rights and restrictions attached to a specific series of Preferred shares), prior to any distributions to holders of Common shares in the event of dissolution, liquidation or winding-up of the Company.

b)	Issued Share Capital

The Company had the following common share transactions during the year ended December 31, 2020:

●	On May 2, 2020, the Company declared and issued 86,739 common shares at $3.37 (CAD $4.75) (412,008 common shares at $0.71 (CAD $1.00) before the Reverse Split) as stock dividend to holders of Series A Preferred shares issued on May 2, 2019.

●	On May 10, 2020, the Company declared and issued 48,791 common shares at $3.42 (CAD $4.75) (231,758 common shares at $0.72 (CAD $1.00) before the Reverse Split) as stock dividend to holders of Series A Preferred shares issued on May 10, 2019.

●	On November 2, 2020, the Company declared and issued 86,739 common shares at $3.56 (CAD $4.75) (412,008 common shares at $0.75 (CAD $1.00) before the Reverse Split) as stock dividend to holders of Series A Preferred shares issued on May 2, 2019.

●	On November 10, 2020, the Company declared and issued 48,791 common shares at $3.66 (CAD $4.75) (231,758 common shares at $0.77 (CAD $1.00) before the Reverse Split) as stock dividend to holders of Series A Preferred shares issued on May 10, 2019.

●	During the year ended December 31, 2020, 365,113 (1,734,285 before the Reverse Split) warrants were exercised at a price of CAD $2.38 (CAD $0.50 before the Reverse Split).

●	At various times during the year ended December 31, 2020, the Company issued 100,237 common shares (476,126 before the Reverse Split) to various consultants for services rendered.

The Company had the following common share transactions during the year ended December 31, 2021:

●	On March 29, 2021, the Company issued 30,000 common shares with a fair value of $179,700 against consulting services from a third party.

●	On May 10, 2021, the Company declared, and on May 11, 2021 issued, 86,739 common shares as stock dividend to holders of Series A Preferred shares issued on May 2, 2019.

●	On May 10, 2021, the Company declared, and on May 11, 2021 issued, 48,791 common shares as stock dividend to holders of Series A Preferred shares issued on May 10, 2019.

●	On May 27, 2021, the Company issued to consultants a total of 7,237 common shares.

●	On May 27, 2021, the Company issued 820,029 common shares as a result of 1,113,701 stock options exercised on a cashless basis at various exercise prices.

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●	On May 28, 2021, the Company’s officers opted to receive a total of 98,356 common shares as bonus compensation for services rendered and accrued for in 2019 and 2020.

●	On June 24, 2021, the Company issued to a consultant working with the senior secured debentures holders, a total of 10,000 common shares on their behalf, for the term extension of the Bridge Loan (see Note 6).

●	On July 12, 2021, the Company completed its IPO whereby it sold a total of 3,127,998 units, each consisting of one common share and one Series A warrant to purchase one common share, at a public offering price of $5.00 for gross proceeds of $15,639,990. The Company received net proceeds from the IPO of $14,388,791, after deducting underwriting discounts and commissions of 1,251,199.

●	On July 12, 2021, with the closing of the IPO, 2,258,826 common shares were issued upon the conversion of all of its issued and outstanding Series A Preferred Shares.

●	On July 13, 2021, the Company declared and issued, 53,474 common shares as final stock dividend to the holders of Series A Preferred shares.

●	On July 13, 2021, the Company issued to consultants a total of 15,000 common shares.

●	On July 15, 2021, the Company issued 39,800 common shares as a result of exercise of 39,800 Series A warrants on cash basis at an exercise price of $6 per warrant.

●	On July 28, 2021, 93,938 common stock purchase warrants were issued to the purchaser of the senior secured debentures, with a term of three years and a strike price per share of $3.99.

●	On September 01, 2021, the Company issued to Directors 19,992 common shares as settlement of accrued directors’ fee.

●	On October 1, 2021, the company issued 36,379 common share as part of compensation to Company’s officers and executives.

●	On October 1, 2021, the Company issued to a consultant 3,188 common shares against services.

●	On October 27, 2021, the Company issued 36,275 common shares as a result of cashless exercise of 93,938 common stock purchase warrants related to the senior secured debentures.

●	On November 27, 2021, the Company issued 7,018 common shares on as a result of exercise of 7,018 stock options at an exercise price of $1.30 (CAD $1.66).

●	On December 31, 2021, the Company issued 35,979 common share as part of compensation to Company’s officers.

c)	Stock Options

The Company has adopted a stock option plan (the “Plan”) for its directors, officers, employees and consultants to acquire common shares of the Company. The terms and conditions of the stock options are determined by the Board of Directors.

On May 28, 2019, at the Company’s annual general meeting, shareholders approved an amendment to the Stock Option Plan to increase the number of authorized shares subject to the stock option plan to 15% of the issued and outstanding shares of the Company (including any unconverted Series A Preferred Shares).

For the year ended December 31, 2021, the Company recorded aggregate share-based compensation expense of $796,141 (December 31, 2020 - $571,210) for all stock options on a straight-line basis over the vesting period.

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As of December 31, 2021, 717,019 (December 31, 2020 - 1,450,918) Stock Options were outstanding at a weighted average exercise price of $5.63 (CAD 7.14) [December 31, 2020 - $2.01 (CAD 2.56)], of which 280,938 (December 31, 2020 - 1,161,726) were exercisable.

The amounts recognized as share-based payments and stock options are included in share-based compensation on the Statement of Loss and Comprehensive Loss.

As of December 31, 2021, there was $634,626 (December 31, 2020 - $275,150) of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the stock option plan; that cost is expected to be recognized over a period of 3 years (December 31, 2020 – 2 years).

The following summarizes stock option activity during the years ended December 31, 2021 and 2020:

	Number of Options*	Weighted Average Exercise Price*	Weighted Average Remaining Life (years)

Balance at December 31, 2019	1,106,711	$1.35	4.98
Granted	387,760	$3.73	5.46
Forfeited	(25,132)	$1.31	-
Cancelled	(18,421)	$1.31	-
Balance at December 31, 2020	1,450,918	$2.01	4.38
Granted	509,788	$7.00	4.47
Exercised	(1,120,719)	3.23	-
Forfeited	(28,947)	$4.75	-
Cancelled	(94,021)	$6.70	-
Balance at December 31, 2021	717,019	$5.84	4.48

*	reflects the 1:4.75 reverse stock split effected on November 29, 2020.

The Company’s outstanding and exercisable stock options at December 31, 2021 were:

	Outstanding Options*				Exercisable Options*
Expiry Date	Number	Weighted Average Remaining Life (years)	Weighted Average Exercise Price	Weighted Average Exercise Price	Number	Weighted Average Exercise Price
			CAD $	$		$
January 31, 2026	921	4.09	4.75	3.75	921	3.75
June 30, 2026	255,594	4.50	4.75	3.75	211,993	3.75
May 31, 2026	355,775	4.42	8.87	7.00	59,296	7.00
July 15, 2026	55,445	4.54	8.87	7.00	4,620	7.00
September 30, 2026	49,284	4.75	8.87	7.00	4,108	7.00
Total Share Options	717,019	4.48	7.40	5.84	280,938	4.53

*	reflects the 1:4.75 reverse stock split effected on November 29, 2020.

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Stock-based compensation expense recognized is based on options expected to vest, the fair value of each employee option grant during the years ended December 31, 2021 and 2020 was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

	December 31, 2021	December 31, 2020
Expected volatility	80.00%	79.60%
Expected term (in years)	3.31	3.44
Risk-free interest rate	0.92%	0.45%
Fair value of options	$2.59	$1.90

d)	Warrants

The Company’s outstanding warrants as of December 31, 2021 were:

	Number of warrants*	Weighted average exercise price*	Weighted average exercise price*	Expiry Date
		CAD	$

Outstanding, December 31, 2019	3,398,996	7.70	6.05
Exercised during quarter 4, 2020	(365,112)	2.38	1.87	December 21, 2021**
Expired during quarter 4, 2020	(63,157)	2.38	1.87	October 15, 2021**
Expired during quarter 4, 2020	(163,610)	2.38	1.87	December 21, 2021**
Expired during quarter 4, 2020	(33,684)	1.66	1.30	December 31, 2021**
Expired during quarter 4, 2020	(210,526)	2.38	1.87	January 16, 2022**
Expired during quarter 4, 2020	(16,842)	1.66	1.30	January 21, 2022**
Outstanding, December 31, 2020	2,546,065	9.50	7.46
Granted during quarter 3, 2021	3,263,997	7.48	6.00	July 12, 2024
Granted during quarter 3, 2021	93,938	4.98	3.99	July 28, 2024
Exercised during quarter 3, 2021	(39,800)	7.48	6.00	July 12, 2024
Exercised during quarter 4, 2021	(93,938)	4.98	3.99	July 28, 2024
Outstanding, December 31, 2021	5,770,262	7.49	5.91

*	reflects the 1:4.75 reverse stock split effected on November 29, 2020.
**	pursuant to the terms of the warrants, the warrants were accelerated to expire on October 10, 2020 due to occurrence of an acceleration event. Accordingly, any unexercised warrants were terminated.

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13.	INCOME TAXES

For the year ended December 31, 2021 and 2020, loss before income tax provision consisted of the following:

	December 31, 2021	December 31, 2020

Domestic operations – Canada	$(6,202,837)	$(2,732,888)
Foreign operations - United States	(440,279)	(488,638)
Total loss before taxes	$(6,643,116)	$(3,221,526)

Income tax expense (benefit) consists of the following for the years ended December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020

Loss before taxes	$(6,643,116)	$(3,221,526)
Statutory tax rate	27.00%	27.00%
Income taxes at the statutory rate	$(1,793,641)	$(869,812)
Change in fair value of warrants	(321,674)	-
Other permanent differences	93,375	-
Stock-based compensation	253,556	154,227
Share issue costs	(112,812)	(45,854)
Others	18,499	(41,388)
Total	$(1,862,697)	$(720,051)

Change in valuation Allowance	$1,862,697	$720,051
Total income tax expense (benefit)	$-	$-

The Company is subject to Canadian federal and provincial tax for the estimated assessable profit for the years ended December 31, 2020 and 2021 at a rate of 27%.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not that we will not realize those tax assets through future operations. Significant components of the Company’s deferred taxes are as follows:

	December 31, 2021	December 31, 2020
Deferred tax assets:
Unused net operating losses carry forward - Canada and United States	$4,459,457	$2,669,781
Unused capital losses carry forward	40,962	-
Share issue costs	174,377	142,318
Property and equipment	-	-
Total deferred tax assets	$4,674,796	$2,812,099
Deferred tax asset not recognized	-	-

Net deferred tax assets	4,674,796	2,812,099

Deferred tax liability:

Total deferred tax liability	-	-

Valuation Allowance	$(4,674,796)	$(2,812,099)
Net deferred tax assets (liabilities)	$-	$-

The Company has Non-Capital Losses of $15.7 million as of December 31, 2021 and $9.3 million as of December 31, 2020, which are due to expire between 2039 and 2041 and which can be used to offset future taxable income in Canada. For foreign operations in United States, aggregate net operating losses are $0.9 million as of December 31, 2021 (2020 - $0.6 million) which can be carried forward indefinitely. The Company has Capital Losses of $0.2 million as of December 31, 2021 and $Nil as of December 31, 2020, which expires after 5 years and can be used to offset future taxable capital gains in the United States. Non-Capital Losses in Canada can be carried forward after change of ownership, if the particular business which gave rise to the loss is carried on by the company for profit or with a reasonable expectation of profit. Certain accumulated net operating losses in United States are subject to an annual limitation from equity shifts, which constitute a change of ownership as defined under Internal Revenue Code (“IRC”) Section 382. These rules will limit the utilization of the losses.

The Company files income tax returns in Canada and the United States and is subject to examination in these jurisdictions for all years since the Company’s inception in 2017. As at December 31, 2021, no tax authority audits are currently underway.

The Company currently has no uncertain tax position and is therefore not reflecting any adjustments.

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14.	RELATED PARTY TRANSACTIONS

Key management personnel include those persons having the authority and responsibility of planning, directing, and executing the activities of the Company. The Company has determined that its key management personnel consist of the Company’s officers and directors.

	December 31, 2021	December 31, 2020
Accounting fees (included in professional)	$3,473	$15,225

As of December 31, 2021, $47,461 (December 31, 2020 - $3,223) in total was owing to officers and directors or to companies owned by officers and directors of the Company for services and expenses. These amounts owing have been included in accounts payable and accrued liabilities.

During the year ended December 31, 2021 and 2020, the Company incurred $66,246 and $38,395, respectively, to our U.S. general counsel firm, D R Welch against legal services, a corporation controlled by a director of the Company. An aggregate of 13,158 shares (62,500 shares before the Reverse Split) were issued to David Welch as part of the payment.

During the year ended December 31, 2021 and December 31, 2020, the Company paid $Nil and $8,862, respectively, for consulting services to 0902550 BC Ltd. where Don Nicholson, former Chairman of the Board, is the principal consultant.

On May 1, 2019, the Company entered into a 12 months consulting agreement with Arni Johannson to provide Investor Relations services for a monthly fee of CAD 10,000. As of December 31, 2020, the Company owed $nil pursuant to the said agreement.

There were no other payments to related parties for the year ended December 31, 2021 and 2020 other than expense reimbursements in the ordinary course of business.

15.	RESEARCH AND DEVELOPMENT

During the year ended December 31, 2021, the Company spent $474,338 (December 31, 2020 - $123,915) in research and development costs in relation to the development of a biosphere facility and product development in relation to the IP asset purchase from Manna Nutritional Group, LLC (see Note 7). The following represents the breakdown of research and development activities:

	December 31, 2021	December 31, 2020
Architectural fees	$-	$28,397
Engineering consultants	-	16,962
Design and construction	177,407	4,406
Product development	296,931	74,150
	$474,338	$123,915

The Company recorded Scientific Research and Experimental Development (“SR&ED”) tax incentive income of $Nil during the year ended December 31, 2021 (December 31, 2020 - $106,195). SR&ED tax incentive income is recognized when there is reasonable assurance that the income will be received, the relevant expenditure has been incurred, and the consideration can be reliably measured. The Company’s SR&ED tax incentive income has been recognized as other income as it is not indicative of the core operating activities or revenue producing goals of the Company.

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16.	COMMITMENTS AND CONTINGENCIES

Lease commitments

The Company entered into an operating lease for office space. The minimum future payments under the lease for our continuing operations in each of the years ending December 31 is as follows:

2022	$283,952
2023	$289,628
2024	$299,563
2025	$316,593
2026	$316,593
Subsequent years	$870,631
$2,376,960

Contingencies

Litigation

During the years ended December 31, 2021 and December 31, 2019, the Company had no new contingencies to disclose.

During the year ended December 31, 2018, the Company entered into a purchase agreement with certain parties representing proprietary technology. As consideration for the purchase of the technology and attendant intellectual property rights, the Company issued an aggregate of 5,263,158 (25,000,000 before the Reverse Split) Class A common voting shares (the “Class A Shares”).

An additional 105,263 (500,000 before the Reverse Split) Class A Shares was issued for consulting services to assist with application of the proprietary technology to the Company’s business.

Subsequent to the execution of these agreements, the Company was notified as to certain issues relating to the transaction agreements that were executed and the intellectual property risks that were purportedly transferred. After several months of analysis with various professionals, the Company determined that the technology was in fact invalid and therefore without any value.

On May 15, 2019, a claim by HydroHaus Horticulture, Inc., Stuart Brazier and Christopher Gielnik was filed in BC Supreme Court. The basic allegations against AgriFORCE Growing Systems Ltd. are:

1.	The Company breached the manufacturing agreement under which HydroHaus Horticulture claims it had the exclusive right to build hydro houses for the Company;

2.	The Company advised HydroHaus Horticulture that it was in breach of the licensing agreement relating to its project to build a hydro house for the Nak’azdli causing HydroHaus Horticulture to spend approximately $130,000 to change the way it was to perform that contract;

3.	The Company owes approximately $100,000 for expenses paid for by HydroHaus Horticulture, which has not been accrued for at this time as management does not believe the merits are valid. Should any amounts be required to be paid as a result of the claim, the Company will appropriately record at that time; and

4.	The Company wrongfully rescinded its agreements with HydroHaus Horticulture.

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The plaintiffs are seeking general and special damages, alternatively rescission of the agreements or specific performance of those agreements and payment for expenses incurred by HydroHaus Horticulture for the benefit of the Company. The plaintiffs are also seeking an order that the Hydrohaus IP (allegedly comprising certain cladding materials and methods of insulating greenhouses, regulating humidity, moving growing plants, and managing the movement of air, and any derivative works), and an associated patent application, be transferred to the them. The Plaintiffs are also seeking an order prohibiting the Company from using the words, “Canivate”, “ the Canivate Way”, “HydroFilm”, “Hydrohouse” and “Hydrohaus”.

On May 24, 2019, the Company filed a Response to the claim. That response denies the allegations in the claim, raises the defense that the plaintiffs wrongfully purported to sell intellectual property which they falsely stated they had invented and owned and states that the intellectual property was unworkable to build greenhouses. The Company also alleges that the plaintiffs falsely represented that their work for the Kak’adzdli would benefit the Company when it would not. The Response asks that the claim be dismissed.

The Company has also filed a Counterclaim based upon its allegations that the plaintiffs wrongfully induced the Company to enter agreements with the plaintiffs based on fraudulent misrepresentations regarding the existence of ownership of intellectual property. Further, the counterclaim alleges that Mr. Brazier breached his fiduciary duties to Canivate in preferring the interests of Hydrohaus over those of the Company.

The counterclaim seeks a declaration that the agreements which the Company rescinded were properly rescinded based upon the misrepresentations of the plaintiffs as well as general, special, aggravated and punitive damages, an accounting for profits, and legal costs.

17.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 29, 2022, the date on which these financial statements were available to be issued, to ensure that this filing includes appropriate disclosure of events both recognized in the financial statements as of December 31, 2021, and events which occurred subsequent to December 31, 2021 but were not recognized in the financial statements. Except as disclosed below, there were no events that required recognition, adjustment to or disclosure in the financial statements.

On February 10, 2022, the Company signed a definitive agreement to acquire Delphy Groep BV (“Delphy”), a Netherlands-based AgTech consultancy firm, for $26 million through a combination of cash and stock. The closing of the transaction is expected to occur within 60 days of the signing date.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations

Prospective investors should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and the related notes and other financial information included elsewhere in this Annual Report. Some of the information contained in this discussion and analysis or set forth elsewhere in this Annual Report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements.” You should review the “Risk Factors” section of this Annual Report for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. All share and per share numbers have been retroactively adjusted to reflect the 1-for-4.75 reverse stock split effected on November 29, 2020.

Company History and Our Business

AgriFORCE Growing Systems Ltd. was incorporated as a private company by Articles of Incorporation issued pursuant to the provisions of the British Columbia Business Corporations Act on December 22, 2017. The Company’s registered and records office address is at 300 – 2233 Columbia Street, Vancouver, British Columbia, Canada, V5Y 0M6. On February 13, 2018, the Company changed its name from 1146470 B.C. Ltd to Canivate Growing Systems Ltd. On November 22, 2019, the Company changed its name from Canivate Growing Systems Ltd. to AgriFORCE Growing Systems Ltd.

The Company is an innovative agriculture-focused technology company that delivers reliable, financially robust solutions for high value crops through our proprietary facility design and automation intellectual property to businesses and enterprises globally. The Company intends to operate in the plant based pharmaceutical, nutraceutical, and other high value crop markets using its unique proprietary facility design and hydroponics based automated growing system that enable cultivators to effectively grow crops in a controlled environment. The Company calls its facility design and automated growing system the “AgriFORCE grow house”. The Company has designed its AgriFORCE grow house to produce in virtually any environmental condition and to optimize crop yields to as near their full genetic potential as possible whilst substantially eliminating the need for the use of pesticides and/or irradiation.

Status as an Emerging Growth Company

On April 5, 2012, the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, was enacted. Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have irrevocably elected to avail ourselves of this extended transition period and, as a result, we will adopt new or revised accounting standards on the relevant dates on which adoption of such standards is required for private companies.

We are in the process of evaluating the benefits of relying on other exemptions and reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, as an “emerging growth company,” we intend to rely on certain of these exemptions from, without limitation, (i) providing an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act and (ii) complying with any requirement that may be adopted by the Public Company Accounting Oversight Board (PCAOB) regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements, known as the auditor discussion and analysis. We will remain an “emerging growth company” until the earliest of (a) the last day of our fiscal year following the fifth anniversary of the closing of this offering, (b) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (c) the last day of our fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, or Exchange Act (which would occur if the market value of our equity securities that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter), or (d) the date on which we have issued more than $1 billion in nonconvertible debt during the preceding three-year period.

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FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Revenues

The Company has not generated any revenue since inception.

Operating Expenses

Operating expenses primarily consist of salaries and wages, share-based compensation, investor and public relations, research and development, consulting, professional fees, and office and administration. Operating expenses increased in the year ended December 31, 2021 as compared to December 31, 2020 by $3,583,447 or 107%, primarily due to increase in wages and salaries by $694,624, increase in investor relations by $627,223, increase in consulting expenses by $647,392, increase in office and administrative expense of $590,322, increase in professional fees by $436,988 and increase in research and development expenses by $350,423 as the Company entered into growth phase post IPO and increased its staff and operations. This was partially offset by declines in shareholder and regulatory expenses of $194,783. We expect operating expenses to increase in the future as we hire additional staff to support anticipated growth in the business and due to incremental costs to comply with the requirements of being a publicly listed company.

Research and Development

During the year ended December 31, 2021, the Company spent $474,338 as compared to $123,915 for the year ended December 31, 2020 in research and development costs in relation to the development of a biosphere facility and product development in relation to the IP asset purchase from Manna Nutritional Group, LLC (see Note 7 to the Financial Statements). The following represents the breakdown of research and development activities:

	December 31, 2021	December 31, 2020
Architectural fees	$-	$28,397
Engineering consultants	-	16,962
Design and construction	177,407	4,406
Product development	296,931	74,150
	$474,338	$123,915

Other (Income) / Expenses

Other Income for the year ended December 31, 2021 mainly includes change in fair value of warrant liability amounting to $1,191,383 and foreign exchange gains of $162,976. These were partially offset by other expenses related to accretion of interest amounting to $483,529 and loss on extension of the term related to the senior secured debentures issued by the Company on March 24, 2021 amounting to $58,952, issue costs of public offer related to Series A Warrants amounting to $374,465 and write-off of land deposit of $151,711. Other income for year ended December 31, 2020 mainly included Scientific Research and Experimental Development (“SR&ED”) tax incentive income of $106,195 representing amounts received from the Canada Revenue Agency.

Net Loss

The Company recorded a net loss of $6,643,116 for the year ended December 31, 2021 as compared to a net loss of $3,221,526 for the year ended December 31, 2020. The increase in net loss is due to the total increase in operating expenses and other expenses outlined above.

Liquidity and Capital Resources

The Company’s primary need for liquidity is to fund working capital requirements, capital expenditures, and for general corporate purposes. The Company’s ability to fund operations and make planned capital expenditures and debt service obligations depends on future operating performance and cash flows, which are subject to prevailing economic conditions, financial markets, business and other factors. We have recorded a net loss of $6,643,116 for the year ended December 31, 2021 compared to $3,221,526 for the prior year; and recorded an accumulated deficit of $19,900,992 as of December 31, 2021. Net cash used in operating activities for the year ended December 31, 2021 was $5,136,947 compared to $1,851,711 for year ended December 31, 2020.

We had $7,775,290 in cash as at December 31, 2021 as compared to $653,410 as at December 31, 2020.

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Our future capital requirements will depend on many factors, including:

●	the cost and timing of our regulatory activities, especially the process to obtain regulatory approval for our intellectual properties in the U.S. and in foreign countries
●	the costs of R&D activities we undertake to further develop our technology
●	the costs of constructing our grow houses, including any impact of complications, delays, and other unknown events
●	the costs of commercialization activities, including sales, marketing and production
●	the level of working capital required to support our growth
●	our need for additional personnel, information technology or other operating infrastructure to support our growth and operations as a public company

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of this uncertainty. The Company is at the stage of development of its first facility and other IP. As such it is likely that additional financing will be needed by the Company to fund its operations and to develop and commercialize its technology. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

For the next twelve months from issuance of these financial statements, the Company will seek to obtain additional capital through the sale of debt or equity financings or other arrangements to fund operations; however, there can be no assurance that the Company will be able to raise needed capital under acceptable terms, if at all. The sale of additional equity may dilute existing shareholders and newly issued shares may contain senior rights and preferences compared to currently outstanding common shares. Issued debt securities may contain covenants and limit the Company’s ability to pay dividends or make other distributions to shareholders. If the Company is unable to obtain such additional financing, future operations would need to be scaled back or discontinued. Due to the uncertainty in the Company’s ability to raise capital, management believes that there is substantial doubt in the Company’s ability to continue as a going concern for twelve months from the issuance of these financial statements.

Cash Flows

The net cash used by operating activities for the year ended December 31, 2021 is attributable to a net loss of $6,643,116 due to operating costs associated with wages, investor relations, consulting expenses, professional fees, research and development, and general administrative expenses. The net loss was adjusted primarily by non-cash expenses related to shared based compensation of $796,141, shares issued for consulting services amounting to $321,121, accretion of interest on senior secured debentures amounting to $483,529 and change in fair value of warrants amounting to $1,191,383. For the year ended December 31, 2020 net cash used by operating activities was attributable to net loss of $3,221,526 owing to wages, consulting expenses, professional fees, research and development expenses and general administrative expenses. The net loss was adjusted primarily by non-cash expenses of shared based compensation of $571,210 and shares issued for consulting services amounting to $438,076.

During the year ended December 31, 2021, the net cash used in investing activities mainly includes payments for acquisition of IP assets amounting to $225,000 and payments for construction in progress of $744,191. Comparatively, investing activity for the year ended December 31, 2020 mainly included a $170,000 deposit for purchase of land.

Cash provided by financing activities for the year ended December 31, 2021 mainly represents cash proceeds from the IPO of $13,360,616, net of underwriting discount and issue costs, proceeds from issuance of senior secured debentures, net of transaction costs, of $531,000, proceeds from exercise of warrants of $238,800, as well as proceeds from long-term loan of $15,932, which was offset by repayment of senior secured debentures of $750,000. The net cash provided by financing activities for the year ended December 31, 2020 represents proceeds from exercise of warrants of $666,878 and proceeds from the Canada Emergency Business Account Program of $31,417 (CAD 40,000), which was partially off-set by payments of IPO costs amounting to $93,495.

Recent Financings

On July 12, 2021, the Company completed its IPO whereby it sold a total of 3,127,998 units, each consisting of one common share and one Series A warrant to purchase one common share, at a public offering price of $5.00 for gross proceeds of $15,639,990. The Company received net proceeds from the IPO of $14,388,791, after deducting underwriting discounts and commissions of 1,251,199.

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On March 24, 2021, the Company entered into a securities purchase agreement with certain accredited investors for the purchase of $750,000 in principal amount ($600,000 subscription amount) of senior secured debentures originally due June 24, 2021 (the “Bridge Loan”). On June 24, 2021, the due date was extended to July 12, 2021. The imputed interest rate is encompassed within the original issue discount of the debentures and no additional cash interest shall be due. The debentures were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to certain purchasers who are accredited investors within the meaning of Rule 501 under the Securities Act of 1933, as amended. Each debenture holder received a warrant to purchase shares of common stock in an amount equal to 50% of the principal amount divided by 80% of the initial public offering price of the Company’s common stock. The warrants were exercisable at $3.99. Transaction costs of $69,000 have been incurred in connection with the Bridge Loan. The senior secured debenture was repaid in full on July 13, 2021 by the Company. On October 27, 2021, the Company issued 36,275 common shares as a result of cashless exercise of 93,938 common stock purchase warrants related to the senior secured debentures.

Off Balance Sheet Arrangements

None.

Significant Accounting Policies

Cash

The Company’s cash consists of cash maintained in checking and interest-bearing accounts. The Company accounts for financial instruments with original maturities of three months or less at the date of purchase as cash equivalents. The Company held no cash equivalents as of December 31, 2021 and 2020.

Property and Equipment

Property and equipment are initially recognized at acquisition cost or manufacturing cost, including any costs directly attributable to bringing the assets to the location and condition necessary for them to be capable of operating in the manner intended by the Company’s management. Property, plant and equipment are subsequently measured at cost less accumulated depreciation and impairment losses.

Depreciation is recognized on a straight-line basis to write down the cost less estimated residual value of computer equipment and furniture and fixtures. The following useful lives are applied:

Computer equipment	3 years
Furniture and fixtures	7 years

Gains or losses arising on the disposal of property, plant and equipment are determined as the difference between the disposal proceeds and the carrying amount of the assets and are recognized in profit or loss within other income or other expenses.

Construction in progress includes construction progress payments, deposits, engineering costs, interest expense for debt financing on long-term construction projects and other costs directly related to the construction of the facilities. Expenditures are capitalized during the construction period and construction in progress is transferred to the relevant class of property and equipment when the assets are available for use, at which point the depreciation of the asset commences.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. In order to determine if assets have been impaired, assets are grouped and tested at the lowest level for which identifiable independent cash flows are available (“asset group”). An impairment loss is recognized when the sum of projected undiscounted cash flows is less than the carrying value of the asset group. The measurement of the impairment loss to be recognized is based on the difference between the fair value and the carrying value of the asset group. Fair value can be determined using a market approach, income approach or cost approach. The reversal of impairment losses is prohibited.

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Deferred IPO Costs

Deferred IPO costs represent legal, accounting and other direct costs related to the Company’s efforts to raise capital through an initial public offering of the Company’s common stock (“IPO”). There were no IPO costs incurred prior to 2020. The Company completed the IPO in July 2021 and accordingly all deferred IPO costs were reclassified to additional paid-in capital as a reduction of the IPO proceeds.

Revenue Recognition

The Company has not recorded any revenues since its inception. However, in the future, the Company expects to generate returns from any or all the revenue sources below from its customers:

●	Rental income from facilities.
●	Intellectual property income from the license of the facilities
●	Management and advisory fees from management service contracts and

On January 1, 2018, the Company early adopted ASU No. 2014-09, Revenue from Contracts with Customers and all related amendments (“ASC 606” or “the new revenue standard”). ASC 606 is a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The new revenue standard is based on the principle that an entity should recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve this core principle, ASC 606 provides that an entity should apply the following steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new revenue standard also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and costs to obtain or fulfill contracts. The Company will apply ASC 606 prospectively to all contracts.

Loss per Common Share

The Company presents basic and diluted loss per share data for its common shares. Basic loss per common share is calculated by dividing the profit or loss attributable to common shareholders of the Company by the weighted average number of common shares outstanding during the year. Diluted loss per common share is calculated by adjusting the weighted average number of common shares outstanding to assume conversion of all potentially dilutive share equivalents, such as stock options and warrants and assumes the receipt of proceeds upon exercise of the dilutive securities to determine the number of shares assumed to be purchased at the average market price during the year. Diluted net loss attributable to common shareholders per share does not differ from basic net loss attributable to common shareholders per share for the years ended December 31, 2021 and December 31, 2020, since the effect of the Company’s stock options and warrants are anti-dilutive.

Research and Development

Expenditure on research and development activities, undertaken with the prospect of gaining new scientific or technical knowledge and understanding, is recognized as expense when incurred.

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Foreign Currency Transactions

The financial statements of the Company and its subsidiaries whose functional currencies are the local currencies are translated into U.S. dollars for consolidation as follows: assets and liabilities at the exchange rate as of the balance sheet date, shareholders’ equity at the historical rates of exchange, and income and expense amounts at the average exchange rate for the period. Translation adjustments resulting from the translation of the subsidiaries’ accounts are included in “Accumulated other comprehensive income” as equity in the consolidated balance sheets. Transactions denominated in currencies other than the applicable functional currency are converted to the functional currency at the exchange rate on the transaction date. At period end, monetary assets and liabilities are remeasured to the reporting currency using exchange rates in effect at the balance sheet date. Non-monetary assets and liabilities are remeasured at historical exchange rates. Gains and losses resulting from foreign currency transactions are included within non-operating expenses.

Fair Value of Financial Instruments

The fair value of the Company’s accounts receivable, accounts payable and other current liabilities approximate their carrying amounts due to the relative short maturities of these items.

As part of the issuance of debentures on March 24, 2021, the Company issued warrants having strike price denominated in U.S. Dollars. This creates an obligation to issue shares for a price that is not denominated in the Company’s functional currency and renders the warrants not indexed to the Company’s stock, and therefore, must be classified as a derivative liability and measured at fair value. On the same basis, the Series A Warrants and the representative warrants issued as part of the IPO are also classified as a derivative liability and measured at fair value.

The fair value of the Company’s warrants is determined in accordance with FASB ASC 820, “Fair Value Measurement,” which establishes a fair value hierarchy that prioritizes the assumptions (inputs) to valuation techniques used to price assets or liabilities that are measured at fair value. The hierarchy, as defined below, gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The guidance for fair value measurements requires that assets and liabilities measured at fair value be classified and disclosed in one of the following categories:

●	Level 1: Defined as observable inputs, such as quoted (unadjusted) prices in active markets for identical assets or liabilities.

●	Level 2: Defined as observable inputs other than quoted prices included in Level 1. This includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3: Defined as unobservable inputs to the valuation methodology that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities. Level 3 assets and liabilities include those whose fair value measurements are determined using pricing models, discounted cash flow methodologies or similar valuation techniques, as well as significant management judgment or estimation.

As of December 31, 2021, the Company’s warrant liability related to IPO warrants and representative’s warrant amounting to $1,418,964 (December 31, 2020 - $nil) is reported at fair value and categorized as Level 1 inputs. Whereas, the fair value of warrant liability related to Bridge warrants that were issued and exercised during the year was categorized as level 3 inputs. (See Note 9 and Note 11)

Income Taxes

Current tax expense is the expected tax payable on the taxable income for the period, using tax rates enacted at period-end.

Deferred tax assets, including those arising from tax loss carryforwards, requires management to assess the likelihood that the Company will generate sufficient taxable earnings in future periods in order to utilize recognized deferred tax assets. Assumptions about the generation of future taxable profits depend on management’s estimates of future cash flows. In addition, future changes in tax laws could limit the ability of the Company to obtain tax deductions in future periods. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of the Company to realize the net deferred tax assets recorded at the reporting date could be impacted.

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The Company operates in various tax jurisdictions and is subject to audit by various tax authorities.

The Company records uncertain tax positions based on a two-step process whereby (1) a determination is made as to whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold the Company recognizes the largest amount of tax benefit that is greater than 50% likely to be realized upon ultimate settlement with the related tax authority. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. Significant judgment is required in the identification of uncertain tax positions and in the estimation of penalties and interest on uncertain tax positions.

There were no material uncertain tax positions as of December 31, 2021 and 2020.

Share Based Compensation

The Company generally uses the straight-line method to allocate compensation cost to reporting periods over each optionee’s requisite service period, which is generally the vesting period, and estimates the fair value of stock-based awards to employees and directors using the Black-Scholes option-valuation model (the “Black-Scholes model”). The Black-Scholes model requires the input of subjective assumptions, including volatility, the expected term and the fair value of the underlying common shares on the date of grant, among other inputs. The Company recognizes any forfeitures as they occur.

Recent Accounting Pronouncements

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, as modified by the Jumpstart Our Business Start-ups Act of 2012, (the “JOBS Act”). Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 13(a) of the Securities Exchange Act of 1934, as amended, for complying with new or revised accounting standards applicable to public companies. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.

Effective January 1, 2021, the Company adopted ASU 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” ASU 2019-12 simplifies the accounting for income taxes by removing exceptions within the general principles of Topic 740 regarding the calculation of deferred tax liabilities, the incremental approach for intra-period tax allocation, and calculating income taxes in an interim period. In addition, the ASU adds clarifications to the accounting for franchise tax (or similar tax). which is partially based on income, evaluating tax basis of goodwill recognized from a business combination, and reflecting the effect of any enacted changes in tax laws or rates in the annual effective tax rate computation in the interim period that includes the enactment date. The adoption of this new guidance did not have a material impact to these financial statements.

In August 2020, the FASB issued ASU 2020-06 “Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity” (“ASU 2020-06”). The intention of ASU 2020-06 is to address the complexities in accounting for certain financial instruments with a debt and equity component. Under ASU 2020-06, the number of accounting models for convertible notes will be reduced and entities that issue convertible debt will be required to use the if-converted method for the computation of diluted “Earnings per share” under ASC 260. ASC 2020-06 is effective for fiscal years beginning after December 15, 2021 and may be adopted through either a modified retrospective method of transition or a fully retrospective method of transition. We are currently assessing the impact this guidance will have on our financial statements.

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In May 2021, the FASB issued ASU 2021-04 - Earnings Per Share (Topic 260), Debt - Modifications and Extinguishments (Subtopic 470-50), Compensation - Stock Compensation (Topic 718), and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options (a consensus of the FASB Emerging Issues Task Force). ASU 2021-04 clarifies and reduces diversity in an issuer’s accounting for modifications or exchanges of freestanding equity-classified written call options that remain equity classified after modification or exchange. Modifications and exchanges should be treated as an exchange of the original instrument for a new instrument. The amendment requires entities to measure the effect as the difference between the fair value of the modified or exchanged written call option and the fair value of that written call option immediately before it is modified or exchanged if the modification or the exchange that is a part of or directly related to a modification or an exchange of an existing debt instrument or line-of-credit or revolving-debt arrangements.

For all other modifications or exchanges, the effect should be measured as the excess, if any, of the fair value of the modified or exchanged written call option over the fair value of that written call option immediately before it is modified or exchanged for all other modifications or exchanges. The amendments require entities to recognize the effect on the basis of the substance of the transaction, in the same manner as if cash had been paid as consideration. The amendments also require entities to recognize the effect in accordance with the guidance in Topic 718, Compensation - Stock Compensation. ASU No. 2021-04 is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. ASU 2021-04 will be adopted on January 1, 2022 and will not have a material impact to these financial statements.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses.” The standard, including subsequently issued amendments, requires a financial asset measured at amortized cost basis, such as accounts receivable and certain other financial assets, to be presented at the net amount expected to be collected based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, and requires the modified retrospective approach. Early adoption is permitted. Based on the composition of the Company’s trade receivables and other financial assets, current market conditions, and historical credit loss activity, the Company is currently in the process of evaluating the impact of this guidance on our financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases, and has subsequently issued several supplemental and/or clarifying ASU’s (collectively, “Topic 842”), which requires a dual approach for lease accounting under which a lessee would account for leases as finance leases or operating leases. Both finance leases and operating leases may result in the lessee recognizing a right of use asset and a corresponding lease liability. For finance leases, the lessee would recognize interest expense and amortization of the right-of-use asset, and for operating leases, the lessee would recognize lease expense on a straight-line basis. This ASU is effective for fiscal years beginning after December 15, 2021, and interim periods within those fiscal years, and allows a modified retrospective approach. Early adoption is permitted. The Company is currently in the process of evaluating the impact of this guidance on our financial statements.

In October 2021, the Financial Accounting Standards Board (“FASB”) issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. Under ASU 2021-08, an acquirer must recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with Topic 606. The guidance is effective for interim and annual periods beginning after December 15, 2022, with early adoption permitted. The Company is currently in the process of evaluating the impact of this guidance on our financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

Related Party Transactions

As of December 31, 2021, $47,461 (December 31, 2020 - $3,223) in total was owing to officers and directors or to companies owned by officers and directors of the Company for services and expenses. These amounts owing have been included in accounts payable and accrued liabilities.

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During the year ended December 31, 2021 and 2020, the Company incurred $66,246 and $38,395, respectively, to our U.S. general counsel firm, D R Welch against legal services, a corporation controlled by a director of the Company. An aggregate of 13,158 shares (62,500 shares before the Reverse Split) were issued to David Welch as part of the payment.

During the year ended December 31, 2021 and December 31, 2020, the Company paid $Nil and $8,862, respectively, for consulting services to 0902550 BC Ltd. where Don Nicholson, former Chairman of the Board, is the principal consultant.

On May 1, 2019, the Company entered into a 12 month consulting agreement with Arni Johannson, a beneficial owner of the Company, to provide Investor Relations services for a monthly fee of CAD 10,000. As of December 31, 2020, the Company owed $nil pursuant to the said agreement.

There were no other payments to related parties for the year ended December 31, 2020 and 2019 other than expense reimbursements in the ordinary course of business.

Financial Instruments

Fair Value

Our financial instruments consist of cash, other receivables, accounts payable and accrued liabilities, notes payable and warrants liability. There are no significant differences between the carrying amounts of the items reported on the statements of financial position and their estimated fair values. Our risk exposures and their impact on our financial instruments are summarized below.

Liquidity Risk

We are exposed to liquidity risk. Liquidity risk is the exposure of our Company to the risk of not being able to meet our financial obligations as they fall due. Our approach to managing liquidity risk is to regularly evaluate our projected cash from operations and to seek additional capital through equity and debt financings to ensure that we will have sufficient liquidity to meet liabilities when due. Our future liquidity is dependent on factors such as the ability to generate cash from operations and to raise money through debt or equity financing.

Foreign Currency Risk

Foreign exchange risk arises from the changes in foreign exchange rates that may affect the fair value or future cash flows of our financial assets or liabilities.

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AGRIFORCE GROWING SYSTEMS LTD.

Unaudited Condensed Consolidated Interim Financial Statements

As of June 30, 2022 and December 31, 2021 and for the six months ended June 30, 2022 and 2021

AGRIFORCE GROWING SYSTEMS LTD.

CONDENSED CONSOLIDATED INTERIM BALANCE SHEETS

(Expressed in US dollars)

	June 30, 2022 (Unaudited)	December 31, 2021

ASSETS

Current
Cash and cash equivalents	$1,996,910	$7,775,290
Other receivable (Note 6)	11,957,342	32,326
Prepaid expenses and other current assets (Note 3)	111,802	309,040
Total current assets	14,066,054	8,116,656

Non-current
Property and equipment, net	122,666	40,971
Intangible asset (Note 4)	9,187,862	1,477,237
Operating lease right-of-use asset (Note 10)	1,711,179	-
Lease deposit, non-current	-	50,608
Construction in progress	2,096,341	2,079,914
Total assets	27,184,102	11,765,386

LIABILITIES AND EQUITY

Current
Accounts payable and accrued liabilities (Note 5)	2,305,851	1,532,312
Contingent consideration payable	7	753,727
Debentures (Note 6)	3,697,613	-
Lease liability – current (Note 10)	258,997	-
Total current liabilities	7,004,022	2,286,039

Non-current
Deferred rent	-	12,954
Lease liability – non-current (Note 10)	1,399,476	-
Derivative liabilities (Note 6 and 8)	8,590,779	1,418,964
Long term loan (Note 7)	46,562	47,326
Total liabilities	17,040,839	3,765,283
Commitments and contingencies (Note 11)

Shareholders’ equity
Common shares, no par value per share – unlimited shares authorized; 15,514,629 and 15,176,698 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	26,710,990	25,637,543
Additional paid-in-capital	10,123,315	2,203,343
Obligation to issue shares	-	93,295
Accumulated deficit	(26,624,863)	(19,900,992)
Accumulated other comprehensive income	(66,179)	(33,086)
Total shareholders’ equity	10,143,263	8,000,103

Total liabilities and shareholders’ equity	$27,184,102	$11,765,386

The accompanying notes are an integral part of these Unaudited Condensed Consolidated Interim Financial Statements.

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AGRIFORCE GROWING SYSTEMS LTD.

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF COMPREHENSIVE LOSS (Unaudited)

(Expressed in US dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

OPERATING EXPENSES
Wages and salaries	$1,359,503	$169,300	$2,148,144	$338,965
Consulting	1,145,323	181,651	1,508,418	491,596
Professional fees	780,331	108,343	881,400	253,251
Office and administrative	317,152	51,288	630,890	112,275
Investor and public relations	261,435	88,249	606,924	165,086
Research and development	30,329	31,277	426,856	61,260
Share based compensation	56,390	65,559	214,372	155,801
Lease expense	78,498	5,092	159,435	7,286
Travel and entertainment	89,694	10,231	158,821	11,306
Shareholder and regulatory	37,684	1,037	146,663	3,345
Sales and marketing	59,757	-	90,382	-
Depreciation	5,465	2,728	8,992	5,323
Operating loss	(4,221,561)	(714,755)	(6,981,297)	(1,605,494)

OTHER EXPENSES
Foreign exchange loss (gain)	(103,472)	5,609	(38,964)	(524)
Change in fair value of warrants	(675,504)	-	(218,462)	-
Accretion of interest on senior secured debentures	-	427,360	-	427,360
Loss on extension of debt term	-	59,259	-	59,259

Net loss	$(3,442,585)	$(1,206,983)	$(6,723,871)	$(2,091,589)

Dividend paid to preferred shareholders	-	532,258	-	532,258

Net loss attributable to common shareholders	$(3,442,585)	$(1,739,241)	$(6,723,871)	$(2,623,847)

Other comprehensive income (loss)

Foreign currency translation	(21,192)	(5,285)	(33,093)	7,749

Comprehensive loss attributable to common shareholders	$(3,463,777)	$(1,744,526)	$(6,756,964)	$(2,616,098)

Basic and diluted net loss attributed to common share	$(0.21)	$(0.20)	$(0.43)	$(0.30)

Weighted average number of common shares outstanding – basic and diluted	16,518,480	8,892,989	15,872,349	8,668,881

The accompanying notes are an integral part of these Unaudited Condensed Consolidated Interim Financial Statements.

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AGRIFORCE GROWING SYSTEMS LTD.

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (unaudited)

(Expressed in US dollars, except share numbers)

For the three and six months ended June 30, 2022 and 2021

	For the three months ended June 30
	Common Shares		Series A Preferred Shares		Additional	Obligation		Accumulated Other	Total
	# of Shares	Amount	# of Shares	Amount	Paid-in- capital	to Issue Shares	Accumulated Deficit	Comprehensive Income	Shareholders’ Equity
Balance, April 1, 2022	15,247,012	$25,822,735	-	-	$2,361,325	$93,295	$(23,182,278)	$(44,987)	$5,050,090
Shares issued for consulting services	188,770	653,886	-	-	-	(93,295)	-	-	560,591
Shares issued for compensation and bonuses	78,847	234,369	-	-		-	-	-	234,369
Share based compensation	-	-	-	-	56,390	-	-	-	56,390
Prefunded warrants issued (Note 4)	-	-	-	-	7,705,600	-	-	-	7,705,600
Net loss	-	-	-	-	-	-	(3,442,585)	-	(3,442,585)
Foreign currency translation	-	-	-	-	-	-	-	(21,192)	(21,192)
Balance, June 30, 2022	15,514,629	$26,710,990	-	-	$10,123,315	$-	$(26,624,863)	$(66,179)	$10,143,263
Balance, April 1, 2021	8,471,617	$5,875,750	2,258,826	$6,717,873	$1,387,808	$103,512	$(13,406,550)	$132,088	$810,481
Shares issued for cashless exercise of options	820,029	-	-	-	-	-	-	-	-
Shares issued for compensation	98,356	514,066	-	-	-	-	-	-	514,066
Shares issued for consulting services	7,237	40,809	-	-	-	(8,627)	-	-	32,182
Shares issued for debt term extension	10,000	60,000	-	-	-	-	-	-	60,000
Shares issued for dividend on Preferred Shares	135,530	532,258	-	-	-	-	(532,258)	-	-
Share based compensation	-	-	-	-	65,559	-	-	-	65,559
Net loss	-	-	-	-	-	-	(1,206,983)	-	(1,206,983)
Foreign currency translation	-	-	-	-	-	-	-	(5,285)	(5,285)
Balance, June 30, 2021	9,542,769	$7,022,883	2,258,826	$6,717,873	$1,453,367	$94,885	$(15,145,791)	$126,803	$270,020

	For the six months ended June 30
	Common Shares		Series A Preferred Shares
	# of Shares	Amount	# of Shares	Amount	Additional Paid-in- capital	Obligation to Issue Shares	Accumulated Deficit	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
Balance, January 1, 2022	15,176,698	$25,637,543	-	$-	$2,203,343	$93,295	$(19,900,992)	$(33,086)	$8,000,103
Shares issued for compensation and bonus	108,164	331,490	-	-	-	-	-	-	331,490
Shares issued for consulting services	229,767	741,957	-	-	-	(93,295)	-	-	648,662
Prefunded warrants issued	-	-	-	-	7,705,600	-	-	-	7,705,600
Share based compensation	-	-	-	-	214,372	-	-	-	214,372
Net loss	-	-	-	-	-	-	(6,723,871)	-	(6,723,871)
Foreign currency translation	-	-	-	-	-	-	-	(33,093)	(33,093)
Balance, June 30, 2022	15,514,629	$26,710,990	-	-	$10,123,315	$-	$(26,624,863)	$(66,179)	$10,143,263
Balance, January 1, 2021	8,441,617	$5,696,050	2,258,826	$6,717,873	$1,297,566	$94,885	$(12,521,944)	$119,054	$1,403,484
Shares issued for cashless exercise of options	820,029	-	-	-	-	-	-	-	-
Shares issued for compensation	98,356	514,066	-	-	-	-	-	-	514,066
Shares issued for consulting services	37,237	220,509	-	-	-	-	-	-	220,509
Shares issued for debt term extension	10,000	60,000	-	-	-	-	-	-	60,000
Shares issued for dividend on Preferred Shares	135,530	532,258	-	-	-	-	(532,258)	-	-
Share based compensation	-	-	-	-	155,801	-	-	-	155,801
Net loss	-	-	-	-	-	-	(2,091,589)	-	(2,091,589)
Foreign currency translation	-	-	-	-	-	-	-	7,749	7,749
Balance, June 30, 2021	9,542,769	$7,022,883	2,258,826	$6,717,873	$1,453,367	$94,885	$(15,145,791)	$126,803	$270,020

The accompanying notes are an integral part of these Unaudited Condensed Consolidated Interim Financial Statements.

3

AGRIFORCE GROWING SYSTEMS LTD.

CONDENSED CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in US Dollars)

	For the six months ended June 30,
	2022	2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(6,723,871)	$(2,091,589)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	8,992	5,323
Share based compensation	214,372	155,801
Shares issued for consulting services	648,662	220,509
Shares issued for debt term extension	-	60,000
Accretion of interest on senior secured debentures	-	427,360
Loss on extension of debt term	-	59,259
Shares issued for compensation and bonuses	331,490	-
Change in fair value of warrants	(218,462)	-
Amortization of right-of-use asset	103,074	-
Changes in operating assets and liabilities:
Other receivables	(15,016)	(538)
Prepaid expenses and other current assets	232,238	(16,793)
Accounts payable and accrued liabilities	478,645	380,986
Lease liabilities	(118,126)	-
Net cash used in operating activities	(5,058,002)	(799,682)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment and leasehold improvements	(92,479)	(2,190)
Payment against acquisition of intangibles	(500,000)	-
Construction in progress	(50,000)
Net cash used in investing activities	(642,479)	(2,190)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of senior secured debentures	-	600,000
Financing costs of debentures	(35,000)	(69,000)
Proceeds from long-term loan	-	15,932
Payment of IPO costs	-	(173,541)
Net cash used in financing activities	(35,000)	373,391

Effect of exchange rate changes on cash and cash equivalent	(42,899)	(67,878)
Change in cash	(5,778,380)	(496,359)
Cash, beginning of period	7,775,290	653,410
Cash, end of period	$1,996,910	$157,051

Supplemental cash flow information:
Cash paid during the period for interest	-	-
Cash paid during the period for income taxes	-	-

Supplemental disclosure of non-cash investing and financing transactions
Fair value of shares in connection with extension of senior secured debentures	-	60,000
Fair value of debenture warrants	4,080,958	-
Fair value of conversion feature of debentures	3,336,535	-
Debt receivable	11,910,000	-
Prefunded warrants issued related to intangible assets	7,705,600	-
Unpaid financing cost	1,600,312	-
Preferred stock dividend paid in common shares	-	532,258
Unpaid amount related to construction in progress included in accounts payable	-	744,191
Initial operating lease liability recognized under Topic 842	1,776,599	-
Initial lease right-of-use asset recognized under Topic 842	1,837,782	-
Unpaid IPO costs	-	803,694

The accompanying notes are an integral part of these Unaudited Condensed Consolidated Interim Financial Statements.

4

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

For the six months ended June 30, 2022 and 2021 (unaudited)

(Expressed in US Dollars, except where noted)

1. NATURE OF OPERATIONS AND BASIS OF PREPARATION

Business Overview

AgriFORCE Growing Systems Ltd. (the “Company”) was incorporated as a private company by Articles of Incorporation issued pursuant to the provisions of the Business Corporations Act (British Columbia) on December 22, 2017. The Company’s registered and records office address is at 300 – 2233 Columbia Street, Vancouver, British Columbia, Canada, V5Y 0M6. On February 13, 2018, the Company changed its name from 1146470 B.C. Ltd to Canivate Growing Systems Ltd. On November 22, 2019 the Company changed its name from Canivate Growing Systems Ltd. to AgriFORCE Growing Systems Ltd.

At AgriFORCE, our purpose is clear: to positively transform farm, food, and family every day, everywhere. With years of in-depth research and development experience, we are pioneers, ready to deliver integrated, practical, and sustainable solutions that can be applied throughout multiple verticals in AgTech. We drive our business through two operating divisions, AgriFORCE Solutions and AgriFORCE Brands.

Our two divisions—AgriFORCE Solutions and AgriFORCE Brands—work in partnership to address some of the existential challenges being faced by the world today—climate change, extreme weather, food security and sovereignty, the environmental impact of industrial and commercial farming—working towards providing better tasting, more nutritious plant-based foods and other products to consumers on a global level.

Basis of Presentation

The accompanying Unaudited Condensed Consolidated Interim Financial Statements (the “interim financial statements”) and related financial information of AgriFORCE Growing Systems Ltd. should be read in conjunction with the audited financial statements and the related notes thereto for the years ended December 31, 2021 and 2020 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 30, 2022. These unaudited interim financial statements have been prepared in accordance with the rules and regulations of the United States Securities and SEC for interim financial information. Accordingly, they do not include all of the information and footnotes required by the accounting principles generally accepted in the United States of America (“U.S. GAAP”) for complete financial statements.

In the opinion of management, the accompanying interim financial statements contain all adjustments which are necessary to state fairly the Company’s financial position as of June 30, 2022 and December 31, 2021, and the results of its operations during the three and six months ended June 30, 2022 and 2021 and cash flows for the six months ended June 30, 2022 and 2021. Such adjustments are of a normal and recurring nature. The results for the three and six months ended June 30, 2022 are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2022, or for any future period.

Liquidity and Management’s Plan

The Company has incurred substantial operating losses since its inception and expects to continue to incur significant operating losses for the foreseeable future. As reflected in the interim financial statements for the six months ended June 30, 2022, the Company had a net loss of $6.7 million, $5.1 million of net cash used in operating activities, and the Company had working capital of $7.1 million.

The accompanying interim financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The interim financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of this uncertainty. The Company is at the stage of development of its first facility and other intellectual property. As such it is likely that additional financing will be needed by the Company to fund its operations and to develop and commercialize its technology. These factors raise substantial doubt about the Company’s ability to continue as a going concern. For the next twelve months from issuance of these interim financial statements, the Company will seek to obtain additional capital through the sale of debt or equity financings or other arrangements to fund operations; however, there can be no assurance that the Company will be able to raise needed capital under acceptable terms, if at all. The sale of additional equity may dilute existing shareholders and newly issued shares may contain senior rights and preferences compared to our currently outstanding common shares. If the Company is unable to obtain such additional financing, future operations would need to be scaled back or discontinued. Due to the uncertainty in the Company’s ability to raise capital, management believes that there is substantial doubt in the Company’s ability to continue as a going concern for twelve months from the issuance of these interim financial statements.

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2. SIGNIFICANT ACCOUNTING POLICIES

Recent Accounting Pronouncements

In August 2020, the FASB issued ASU 2020-06 “Debt – Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging – Contracts in Entity’s Own Equity” (“ASU 2020-06”). The intention of ASU 2020-06 is to address the complexities in accounting for certain financial instruments with a debt and equity component. Under ASU 2020-06, the number of accounting models for convertible notes will be reduced and entities that issue convertible debt will be required to use the if-converted method for the computation of diluted “Earnings per share” under ASC 260. ASC 2020-06 is effective for fiscal years beginning after December 15, 2023 and may be adopted through either a modified retrospective method of transition or a fully retrospective method of transition. We are currently assessing the impact this guidance will have on our condensed consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments – Credit Losses.” The standard, including subsequently issued amendments, requires a financial asset measured at amortized cost basis, such as accounts receivable and certain other financial assets, to be presented at the net amount expected to be collected based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, and requires the modified retrospective approach. Early adoption is permitted. Based on the composition of the Company’s trade receivables and other financial assets, current market conditions, and historical credit loss activity, the Company is currently in the process of evaluating the impact of this guidance on our financial statements.

6

In October 2021, the Financial Accounting Standards Board (“FASB”) issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. Under ASU 2021-08, an acquirer must recognize and measure contract assets and contract liabilities acquired in a business combination in accordance with Topic 606. The guidance is effective for interim and annual periods beginning after December 15, 2022, with early adoption permitted. The Company is currently in the process of evaluating the impact of this guidance on our financial statements.

Other accounting standards that have been issued or proposed by FASB that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption. The Company does not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to its financial condition, results of operations, cash flows or disclosures.

Convertible Instruments

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with ASC 815, Derivatives and Hedging (“ASC 815”), which provides that if three criteria are met, the Company is required to bifurcate conversion options from their host instruments and account for them as free-standing derivative financial instruments. These three criteria include circumstances in which;

(a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract;

(b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur; and

(c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

ASC 815 also provides an exception to this rule when the host instrument is deemed to be conventional as defined under professional standards as “The Meaning of Conventional Convertible Debt Instrument.”

The Company accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance with professional standards when “Accounting for Convertible Securities with Beneficial Conversion Features,” as those professional standards pertain to “Certain Convertible Instruments.” Accordingly, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. The Company also records when necessary deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. ASC 815 provides that, among other things, generally, if an event is not within the entity’s control could or require net cash settlement, then the contract shall be classified as an asset or a liability.

Fair Value of Financial Instruments

The fair value of the Company’s other receivable, accounts payable and other current liabilities approximate their carrying amounts due to the relative short maturities of these items.

The Company issued warrants having a strike price denominated in U.S. dollars, which creates an obligation to issue shares for a price that is not denominated in the Company’s functional currency, Canadian dollars, and renders the warrants not indexed to the Company’s stock. The Series A warrants, representative warrants issued as part of the IPO, and convertible debt warrants are thus classified as derivative liabilities and are measured at fair value.

The convertible debentures also have a conversion feature whereby the debt holders can convert their outstanding debentures into common shares of the Company. The conversion price has a strike price denominated in U.S. dollars and accordingly, the conversion feature is classified as a derivative liability and measured at fair value.

The fair value of the Company’s warrants are determined in accordance with FASB ASC 820, “Fair Value Measurement,” which establishes a fair value hierarchy that prioritizes the assumptions (inputs) to valuation techniques used to price assets or liabilities that are measured at fair value. The hierarchy, as defined below, gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The guidance for fair value measurements requires that assets and liabilities measured at fair value be classified and disclosed in one of the following categories:

●	Level 1: Defined as observable inputs, such as quoted (unadjusted) prices in active markets for identical assets or liabilities.

●	Level 2: Defined as observable inputs other than quoted prices included in Level 1. This includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3: Defined as unobservable inputs to the valuation methodology that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities. Level 3 assets and liabilities include those whose fair value measurements are determined using pricing models, discounted cash flow methodologies or similar valuation techniques, as well as significant management judgment or estimation.

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3. PREPAID EXPENSES AND OTHER CURRENT ASSETS

	June 30, 2022	December 31, 2021
Deposits	$32,000	$32,000
Legal retainer	15,643	33,692
Prepaid expenses	37,440	214,445
Others	26,719	28,903
	$111,802	$309,040

During the year ended December 31, 2020, the Company entered into a land purchase agreement in relation to construction of a facility in Coachella, California. A deposit of $170,000 was paid and the balance of the purchase price is subject to financing. On April 6, 2021, the scheduled close of escrow was extended to April 30, 2021, and the purchase price was increased to $4.4 million. The Company wrote off the non-refundable portion of the deposit amounting to $150,000 on December 31, 2021, as the close of escrow period has lapsed; however, the Company is currently renegotiating the terms of the agreement.

4. INTANGIBLE ASSET

Intangible asset represents $9,187,862 of intellectual property (“IP”) acquired under an asset purchase agreement from Manna Nutritional Group, LLC (“MNG”) on September 10, 2021. The IP encompasses patent-pending technologies to naturally process and convert grain, pulses and root vegetables, resulting in low-starch, low-sugar, high-protein, fiber-rich baking flour products, which can be made into a wide range of breakfast cereals, juices, natural sweeteners and baking enhancers. The terms of the agreement, including the amendments agreed by the parties on May 10, 2022, are as below:

The aggregate purchase price for the Purchased Assets (the “Purchase Price”) is up to $14,475,000, and shall consist of the following, subject to the terms and conditions of this Agreement, as follows:

(i)	Prefunded Warrants (“Closing Prefunded Warrants”), which will be immediately exercisable into common shares of the Company upon each of the vesting events set forth below, equal to the number of shares of Purchaser’s common stock (rounded up to the nearest whole number), restricted as to resale under Section 4(a)(2) of the Securities Act, equal to the quotient of (a)(i) $3,500,000 divided by (ii) a per share price equal to the average of the volume weighted average price (“VWAP”) of the Purchaser’s common shares for the ten trading days immediately preceding March 10, 2022 (or $1.79 per share) (“Closing Tranche 1”) (issued), and (b)(i) $1,500,000 divided by (ii) a per share price equal to the average of the VWAP of the Purchaser’s common shares for the ten trading days immediately preceding the date on which patent resubmission work for the patents set forth in the Agreement is completed (“Closing Tranche 2”). Closing Tranche 1 of the Prefunded Warrants will be issued immediately upon shareholder approval of the transactions contemplated by the Agreement and Amendment, in compliance with all SEC and Nasdaq rules and regulations (“Shareholder Approval”). Closing Tranche 2 of the Prefunded Warrants will be issued immediately following the date on which patent resubmission work for the patents set forth in the Agreement is completed. In each case, the Closing Prefunded Warrants will be paid in full upon issuance. The Closing Prefunded Warrants and any shares issued upon exercise of the Closing Prefunded Warrants are restricted as to resale and issued under a private placement exempt from registration under Section 4(a)(2) of the Securities Act, and will vest on a quarterly basis over eight quarters commencing on the three-month anniversary of the Closing Date in equal amounts over eight consecutive calendar quarters;

8

(ii)	$1,475,000 in cash, minus any amounts paid to MNG under (iii), payable to MNG at Closing;

(iii)	$725,000 in cash payable follows: (a) $225,000 payable on the Effective Date (paid); and (b) $500,000 payable within 120 days after the Effective Date (paid), to reimburse MNG for, without limitation, satisfaction of all the secured debt as listed in Section 2.04 of the Disclosure Schedules to the Agreement (the “Secured Debt”); and

(iv)	Prefunded Warrants (“Post-Closing Prefunded Warrants,” and collectively with the Closing Prefunded Warrants, the “Prefunded Warrants”), which will be immediately exercisable into common shares of the Company upon the vesting events set forth below, equal to the number of shares of Purchaser’s common stock (rounded up to the nearest whole number), restricted as to resale under Section 4(a)(2) of the Securities Act, to be issued in two tranches, that equals (i) $8,000,000 divided by (ii) a per share price equal to the VWAP of the Purchaser’s common shares for the ten trading days immediately before the issuance date of those Post-Closing Prefunded Warrants (or $2.43 per share). $5,000,000 of the Post Closing Prefunded Warrants will be issued to Seller on June 30, 2022 (issued). $3,000,000 of the Post-Closing Prefunded Warrants will be issued to Seller on December 31, 2022. In each case, the Post-Closing Prefunded Warrants will be paid in full upon issuance. If a Patent is issued within 24 months of the Closing Date, and such Patent is transferred to the Purchaser free and clear of all Encumbrances, then the Post-Closing Prefunded Warrants will vest and become exercisable in four equal amounts commencing on the date of issuance of the Patent and then for the three subsequent three-month anniversaries thereof. If a Patent does not issue from the CERES-MNG Patent Application within 24 months from the Closing Date, the Post-Closing Prefunded Warrants will be returned to the Purchaser, and the Purchase Price shall be adjusted downward dollar for dollar. All Post-Closing Prefunded Warrants are subject to Shareholder Approval before vesting can occur.

In the event that after 24 months from the closing date, a Patent does not issue from the IP, Buyer’s obligation to issue the Post-Closing Shares and Dividends to MNG will be deemed null and void ab initio and will no longer be due and owing to MNG, and the Post-Closing Shares shall be released from escrow and returned to the Company, and the Purchase Price shall be adjusted downward dollar for dollar.

Based on the terms above and in conformity with US GAAP, the Company accounted for purchase as an asset acquisition and has deemed the asset purchased as an in-process research and development. The Company has further deemed the asset to be of indefinite life until the completion of the associated research and development (“R&D”) activities. Once completed and commercialized, the asset will be amortized over its useful life. The recognition of the IP asset is based on the payments made to date of $725,000, prefunded warrants issued and contingent consideration that is probable and reasonably estimable as of the reporting date. Subsequent changes in contingent consideration are recorded against cost. Further, the company has recorded $741,561 as contingent consideration, which is considered probable and due on closing. The remaining amounts payable as described above were not deemed to be probable at June 30, 2022, and accordingly have not been accrued for.

5. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	June 30, 2022	December 31, 2021
Accounts payable	$1,339,681	$414,117
Accrued expenses	760,783	981,027
Others	205,387	137,168
Accounts Payable and Accrued Liabilities	$2,305,851	$1,532,312

Accrued expenses include professional fee payable of $437,397 (December 31, 2021 - nil), bonus payable of $111,140 (December 31, 2021 – nil), Directors’ fees payable of $68,095 (December 31, 2021 - $39,309), withholding tax payable of $82,086 (December 31, 2021 - $89,236) and other items aggregating $62,065 (December 31, 2021 - $352,482). Accrued expenses as of December 31, 2021, also included $500,000 related to reimbursement for satisfaction of secured debt of seller of IP asset.

6. DEBENTURES

On March 24, 2021, the Company entered into a securities purchase agreement with certain accredited investors for the purchase of $750,000 in principal amount ($600,000 subscription amount) of senior secured debentures originally due June 24, 2021 (the “Bridge Loan”). The imputed interest rate is encompassed within the original issue discount of the debentures and no additional cash interest shall be due. Transaction costs of $69,000 have been recorded in connection with the Bridge Loan.

On June 24, 2021, the due date was extended, for which the Company paid an extension fee of 10,000 common shares with a fair value of $60,000. The Bridge Loan was repaid in full on July 13, 2021.

As part of the Bridge Loan, the debenture holder was issued warrants (the “Bridge Warrants”) to purchase 93,938 common shares with a strike price of $3.99 per share. The term of the warrants was three years. The fair value of the warrants were recorded as a liability in the balance sheet using the Black-Scholes option-pricing model. The Company remeasured the fair value of the warrant liability at each reporting date until the warrants were exercised on October 27, 2021. The fair value of the warrants liability is subject to significant fluctuation based on changes in the inputs to the Black-Scholes option-pricing model, including our common stock price, expected volatility, expected term, the risk-free interest rate and dividend yield.

On June 30, 2022, the Company executed the definitive agreement with arm’s length accredited institutional investors (the “Investors”) for a $14,025,000 principal debentures with a 10% original issue discount (the “Debentures”) for gross proceeds of $12,750,000. The interest rates on the Debentures are 5% for the first 12 months, 6% for the subsequent 12 months, and 8% per annum thereafter. Principal repayments will be made in 25 equal installments starting September 1, 2022. The Debenture may be extended by six months at the election of the Company by paying a sum equal to six months interest on the principal amount outstanding at the end of the 18th month, at the rate of 8% per annum. The Debentures are convertible into common shares at $2.22 per share. The Investors have the right to purchase additional tranches of $5,000,000 each, up to a total additional principal amount of $33,000,000. In addition, the Investors received 4,106,418 warrants at a strike price of $2.442, which expire on December 31, 2025 (the “Debenture Warrants”). The Debenture Warrants and Debentures each have down round provisions whereby the conversion and strike prices will be adjusted downward if the Company issues equity instruments at lower prices. The Debenture Warrants strike price and the Debenture conversion price will be adjusted down to the effective conversion price of the issued equity instruments. Due to the currency of these features being different from the Company’s functional currency the Debenture Warrants and Debentures’ convertible features were classified as derivative liabilities and are further discussed in Note 8. The transaction costs incurred in relation to the Debentures were $1,634,894.

The debenture proceeds were receivable and outstanding as of June 30, 2022 and have been included in other receivables. The cash proceeds were received on July 7, 2022.

The following table summarizes our outstanding debentures as of the dates indicated:

	Maturity	Cash Interest Rate	June 30, 2022
Debentures (gross)	12/31/2024	5.00% - 8.00%	$14,025,000
Debt issuance costs and debt discounts			(10,327,387)
Total debentures (current)			$3,697,613

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7. LONG TERM LOAN

During the year ended December 31, 2020, the Company entered into a loan agreement with Alterna Bank for a principal amount of $31,417 (CAD$ 40,000) under Canada Emergency Business Account Program (the “Program”).

The Program, as set out by the Government of Canada, requires that the funds from this loan shall only be used by the Company to pay non-deferrable operating expenses including, without limitation, payroll, rent, utilities, insurance, property tax and regularly scheduled debt service, and may not be used to fund any payments or expenses such as prepayment/refinancing of existing indebtedness, payments of dividends, distributions and increases in management compensation.

The existing terms of CEBA loans require that the outstanding balance (other than the amount available to be forgiven) be repaid on or before December 31, 2022, to be eligible for partial loan forgiveness. The Government of Canada has recently announced the December 31, 2022 forgiveness repayment date will be extended to December 31, 2023 for eligible CEBA loan holders in good standing.

The loan is interest free for an initial term that ends on December 31, 2023 (originally December 31, 2022). Repaying the loan balance on or before December 31, 2023 will result in loan forgiveness of up to 33% (up to CAD $20,000). Any outstanding loan after initial term carries an interest rate of 5% per annum, payable monthly during the extended term of January 1, 2024 to December 31, 2025 (previously January 1, 2023 to December 31, 2024).

In April 2021, the Company applied for additional loan with Alterna Bank under the Program and received $15,145 (CAD$20,000). The expansion loan is subject to the original terms and conditions of the Program.

8. DERIVATIVE LIABILITIES

Warrant Liabilities

As of June 30, 2022, the warrant liabilities represent aggregate fair value of publicly traded 3,088,198 Series A warrants, 135,999 representative’s warrants and 4,106,418 Debenture Warrants. The fair value of the IPO warrants and representative’s warrant amount to $1,173,286 (December 31, 2021 - $1,418,964) and were categorized as a Level 1 financial instrument. The fair value of the Debenture Warrants amounted to $4,080,958 (December 31, 2021 - $nil) and were categorized as a Level 3 financial instrument. The Black-Scholes option pricing model for the Debenture Warrants used the following assumptions: stock price $2.31, dividend yield – nil, expected volatility 58.31%, risk free rate of return 3.14%, and expected term of 3.5 years.

The representative’s warrants are exercisable one year from the effective date of the registration statement for the IPO and will expire three years after the effective date. The exercise price of the representative’s warrant is $6 per share. The warrants have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(e)(1) of FINRA. The underwriter (or permitted assignees under Rule 5110(e)(1)) will not sell, transfer, assign, pledge, or hypothecate these warrants or the securities underlying these warrants, nor will they engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the warrants or the underlying securities for a period of 180 days from the date of this prospectus. The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary cash dividend or recapitalization, reorganization, merger or consolidation.

The fair value change on the warrant liability amounted to $218,462 and is recorded in the statement of comprehensive loss for the six months ended June 30, 2022.

Debenture Convertible Feature

On June 30, 2022, the Company issued Debentures with an equity conversion feature, see note 6. The fair value of the Debentures’ convertible features were $3,336,535 on June 30, 2022 and were categorized as a Level 3 financial instrument. The Black-Scholes option-pricing model for the convertible feature used the following assumptions: stock price $2.31, dividend yield – nil, expected volatility 101%, risk free rate of return 3.14%, and expected term of 1 year.

9. SHARE CAPITAL

On January 1, 2022, the Company issued 3,217 common shares as part of compensation to the Company’s officers.

On January 1, 2022, the Company issued to a consultant a total of 10,000 common shares.

On January 1, 2022, the Company issued to a consultant a total of 25,000 common shares.

On January 31, 2022, the Company issued 5,160 common shares as part of compensation to an employee.

On February 28, 2022, the Company issued to a consultant a total of 3,380 common shares.

On March 31, 2022, the Company issued to a consultant a total of 2,617 common shares.

On March 31, 2022, the Company issued 20,940 common shares as part of compensation to Company’s officers.

On April 1, 2022, the Company issued to a consultant a total of 25,000 common shares.

On April 1, 2022, the Company issued to a consultant a total of 4,281 common shares.

On April 4, 2022, the Company issued to consultants a total of 77,172 common shares.

On April 12, 2022, the Company issued 35,952 common shares to the Company’s officers for bonuses.

On April 30, 2022, the Company issued to a consultant a total of 2,442 common shares.

On May 18, 2022, the Company issued to consultants a total of 77,172 common shares.

On May 30, 2022, the Company issued 10,000 common shares as part of compensation to an employee.

On May 31, 2022, the Company issued to a consultant a total of 537 common shares.

On June 30, 2022, the Company issued to a consultant a total of 2,166 common shares.

On June 30, 2022, the Company issued 32,895 common shares as part of compensation to Company’s officers.

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10. LEASES

Upon adoption of Topic 842 effective January 1, 2022, the Company recognized operating lease liabilities of $1,776,599 and corresponding right-of-use (“ROU”) assets of $1,837,782. The difference between operating lease liabilities and right-of-use assets recognized is due to prepaid rent and deferred rent recorded under prior lease accounting standards. Topic 842 requires such balances to be reclassified against right-of-use assets at transition. In future periods such balances will not be presented separately.

The components of lease expenses were as follows:

Six months ended June 30, 2022
Operating lease cost	$152,072
Short-term lease cost	7,363
Total lease expenses	$159,435

The Company has an operating lease for its office lease in Canada with a remaining lease term of 7 years and 3 months. The discount rate was 7.0%. The Company has no finance leases.

11. COMMITMENTS AND CONTINGENCIES

Lease commitment

The Company entered an operating lease for office space. The minimum future payments under the lease for our continuing operations in each of the years ending December 31 is as follows:

Remaining 2022	$140,382
2023	284,953
2024	294,727
2025	311,483
2026	311,483
Subsequent years	856,578
Total minimum lease payments	2,199,606
Less: imputed interest	(541,133)
Total lease liability	1,658,473
Current portion of lease liability	(258,997)
Non-current portion of lease liability	$1,399,476

Debenture principal repayments

The following table summarizes the future principal payments related to our outstanding debt as of June 30, 2022:

2022	$2,244,000
2023	6,732,000
2024	5,049,000
$14,025,000

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Contingencies

Litigation

During the six months ended June 30, 2022 and the year ended December 31, 2021, the Company had no new contingencies to disclose.

During the year ended December 31, 2018, the Company entered into a purchase agreement with certain parties representing proprietary technology. As consideration for the purchase of the technology and attendant intellectual property rights, the Company issued an aggregate of 5,263,158 Class A common voting shares (the “Class A Shares”).

An additional 105,263 Class A Shares were issued for consulting services to assist with application of the proprietary technology to the Company’s business.

Subsequent to the execution of these agreements, the Company was notified as to certain issues relating to the transaction agreements that were executed and the intellectual property risks that were purportedly transferred. After several months of analysis with various professionals, the Company determined that the technology was in fact invalid and therefore without any value.

On May 15, 2019, a claim by HydroHaus Horticulture, Inc., Stuart Brazier and Christopher Gielnik (the “Plaintiffs”) was filed in BC Supreme Court. The basic allegations against AgriFORCE Growing Systems Ltd. are:

1.	The Company breached the manufacturing agreement under which HydroHaus Horticulture claims it had the exclusive right to build hydro houses for the Company;

2.	The Company advised HydroHaus Horticulture that it was in breach of the licensing agreement relating to its project to build a hydro house for the Nak’azdli causing HydroHaus Horticulture to spend approximately $130,000 to change the way it was to perform that contract;

3.	The Company owes approximately $100,000 for expenses paid for by HydroHaus Horticulture, which has not been accrued for at this time as management does not believe the merits are valid. Should any amounts be required to be paid as a result of the claim, the Company will appropriately record at that time; and

4.	The Company wrongfully rescinded its agreements with HydroHaus Horticulture.

The Plaintiffs are seeking general and special damages, alternatively rescission of the agreements or specific performance of those agreements and payment for expenses incurred by HydroHaus Horticulture. The Plaintiffs are also seeking an order that the Hydrohaus IP (allegedly comprising certain cladding materials and methods of insulating greenhouses, regulating humidity, moving growing plants, and managing the movement of air, and any derivative works), and an associated patent application, be transferred to them. The Plaintiffs are also seeking an order prohibiting the Company from using the words, “Canivate”, “the Canivate Way”, “HydroFilm”, “Hydrohouse” and “Hydrohaus”.

On May 24, 2019, the Company filed a response to the claim, denying the allegations in the claim, raising the defense that the plaintiffs wrongfully purported to sell intellectual property which they falsely stated they had invented and owned and states that the intellectual property was unworkable to build greenhouses. The Company also alleges that the plaintiffs falsely represented that their work for the Kak’adzdli would benefit the Company when it would not. The response asks that the claim be dismissed.

The Company has also filed a counterclaim based upon its allegations that the plaintiffs wrongfully induced the Company to enter agreements with the plaintiffs based on fraudulent misrepresentations regarding the existence of ownership of intellectual property. Further, the counterclaim alleges that Mr. Brazier breached his fiduciary duties to AgriFORCE Growing Systems Ltd. (formerly “Canivate Growing Solutions Ltd.”) in preferring the interests of Hydrohaus over those of the Company.

The counterclaim seeks a declaration that the agreements which the Company rescinded were properly rescinded based upon the misrepresentations of the plaintiffs as well as general, special, aggravated and punitive damages, an accounting for profits, and legal costs.

During the six months ended June 30, 2022 and the year ended December 31, 2021, there has been no further activity in the lawsuit. Based on Company’s litigation counsel’s opinion, management does not believe the potential monetary damages to be material based on the damages sought by the plaintiff.

12. SUBSEQUENT EVENTS

The Company evaluated subsequent events through October 21, 2022, the date on which these interim financial statements were available to be issued, to ensure that this filing includes appropriate disclosure of events both recognized in the interim financial statements as of and subsequent to June 30, 2022, but were not recognized in the interim financial statements. Except as disclosed below, there were no events that required recognition, adjustment to or disclosure in the financial statements.

On July 1, 2022, the Company issued to an employee a total of 17,707 common shares.

On July 1, 2022, the Company issued to a consultant a total of 25,000 common shares.

On July 5, 2022, the Company issued to an officer a total of 14,657 common shares as settlement of an outstanding bonus.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations

Prospective investors should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and the related notes and other financial information included elsewhere in this Annual Report. Some of the information contained in this discussion and analysis or set forth elsewhere in this Annual Report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements.” You should review the “Risk Factors” section of this Annual Report for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

Company History and Our Business

AgriFORCE Growing Systems Ltd. was incorporated as a private company by Articles of Incorporation issued pursuant to the provisions of the British Columbia Business Corporations Act on December 22, 2017. The Company’s registered and records office address is at 300 – 2233 Columbia Street, Vancouver, British Columbia, Canada, V5Y 0M6. On February 13, 2018, the Company changed its name from 1146470 B.C. Ltd to Canivate Growing Systems Ltd. On November 22, 2019, the Company changed its name from Canivate Growing Systems Ltd. to AgriFORCE Growing Systems Ltd.

At AgriFORCE, our purpose is clear: to positively transform farm, food, and family every day, everywhere. With years of in-depth research and development experience, we are pioneers, ready to deliver integrated, practical, and sustainable solutions that can be applied throughout multiple verticals in AgTech. We drive our business through two operating divisions, AgriFORCE Solutions and AgriFORCE Brands.

Our two divisions—AgriFORCE Solutions and AgriFORCE Brands—work in partnership to address some of the existential challenges being faced by the world today—climate change, extreme weather, food security and sovereignty, the environmental impact of industrial and commercial farming—working towards providing better tasting, more nutritious plant-based foods and other products to consumers on a global level.

Status as an Emerging Growth Company

On April 5, 2012, the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, was enacted. Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have irrevocably elected to avail ourselves of this extended transition period and, as a result, we will adopt new or revised accounting standards on the relevant dates on which adoption of such standards is required for private companies.

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We are in the process of evaluating the benefits of relying on other exemptions and reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, as an “emerging growth company,” we intend to rely on certain of these exemptions from, without limitation, (i) providing an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act and (ii) complying with any requirement that may be adopted by the Public Company Accounting Oversight Board (PCAOB) regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements, known as the auditor discussion and analysis. We will remain an “emerging growth company” until the earliest of (a) the last day of our fiscal year following the fifth anniversary of the closing of the initial public offering, (b) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion, (c) the last day of our fiscal year in which we are deemed to be a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, or Exchange Act (which would occur if the market value of our equity securities that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter), or (d) the date on which we have issued more than $1 billion in nonconvertible debt during the preceding three-year period.

Our Business Plan

The Company plans to develop its business by focusing on both an organic growth plan and through M&A. The Company’s organic growth plan is focused on four distinct phases:

AgriFORCE Solutions

AgriFORCE Solutions provides consulting services for AgTech knowledge, operational solutions, and research and development (R&D), which is augmented with patented and patent pending controlled-environment agriculture (CEA) and additional agriculture facilities and platforms.

We have taken a strategic and holistic view of agriculture to provide solutions that address the key challenges facing this important industry. We develop and acquire innovative intellectual property (IP) and technology to improve farming. Our expertise goes from seed to table and ranges through the life cycle of a plant—from micropropagation and tissue culture to cultivation—with a proprietary approach that brings together all of the elements, including crops, operations, facilities, systems, and environment designed to allow the plant to reach its full genetic potential.

PHASE 1: COMPLETED: 2017-2021

●	Conceptualization, engineering, and design of facility and systems (Completed).
●	Completed selection process of key environmental systems with preferred vendors (Completed).
●	The signing of revenue contracts with the Exclusive Independent Operator (EIO) for the first three facilities completed (Completed).
●	The arrangement of three offtake agreements signed with Exclusive Independent Operator (EIO) for those three facilities when complete. (Subsequently these agreements were terminated in Q2 2021).
●	ForceFilm material ordered (Completed).

PHASE 2: 2022-2024:

●	Purchase of the land parcel in Coachella, CA
●	Complete new contracts’ structures for those first three facilities with new independent operators.
●	Site preparation and utilities infrastructure build out for the campus (up to eight facilities).
●	Fit out and complete genetics lab for micropropagation, breeding, and R&D to achieve near term revenue (8 months) of the sale of tissue culture clones for variant crops.
●	Additional raw materials procurement of AgriFORCE IP specific automated grow system, supplemental grow lighting and controls systems, and manufacture of the building envelope materials.
●	Conceptualization and design of vertical grow solutions in order to develop a small-scale vertical grow house.
●	Focus on the delivery and installation of the first facility.
●	Initiate the design of a R&D facility for food solutions and plant-based pharma.

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PHASE 3: 2024-2027:

●	Compete construction of first facility and commence operations
●	Focus on the delivery and installation of the second and third facilities. Proof of quantitative and qualitative benefits are expected to drive both sales pipeline acceleration for subsequent years.
●	Complete the design and construction of a R&D facility for food solutions and plant-based pharma. Commence engagement with universities and pharmaceutical companies.
●	Construct small scale vertical grow house and operate successfully.
●	Finalize the design and engineering of vertical grow solution with construction commencement late in the third year. Commence engagement with local restaurants and grocery stores and develop a vertical grow house branding strategy.

PHASE 4: 2027:

●	Focus on delivery and installation of additional facilities.
●	Expand geographic presence into other states whilst also introducing the grow house to other international markets with a view to securing additional locations and markets by year four.
●	Targeted additional contracts of three facilities.
●	Commence and complete first vertical grow commercial facility to serve Southern California market by end of year 4.

The Company’s initial AgriFORCE grow houses are planned to be constructed in California.

AgriFORCE Brands

AgriFORCE Brands division is focused on the development and commercialization of plant-based ingredients and products that deliver healthier and more nutritious solutions. We will market and commercialize both branded consumer product offerings and ingredient supply. This started with the acquisition of the MNG (Manna) intellectual property which is a patent-pending technology to naturally process and convert grains, pulses, and root vegetables. The process results in low-starch, low-sugar, high-protein, fiber-rich baking flour products, and nutrition liquid. The nutrition values of the flour have the potential to transform consumers’ diet in multiple verticals.

MNG Wheat flour has 30 times more fiber, up to 3 times more proteins and less than 15% of the starch as Regular All-Purpose Baking flour as independently tested and conducted by Eurofins Food Chemistry Testing Madison, Inc.

PHASE 1: COMPLETED: 2017-2020

●	Product and Process Testing and Validation (Completed)
●	Filing of US and International Patent (Completed)
●	Conceptual Engineering and Preliminary Budgeting on Commercial Pilot Plant (Completed)

PHASE 2: 2021-2022

●	Design, Build, Start-up and Operation of the Pilot Plant
●	Develop Range of Finished Products in Wheat Grain Flours
●	Collaborate with Nutritional Flour Medical Research Institute (an IRS section 501(c)(3) Medical Research Organization) funded by private & public research grants

PHASE 3: 2022-2023

●	Launch First Range of Products in US/Canada
●	Drive Business with Finished Products in direct to consumer (“D2C”), Retail, Food Service
●	Drive Business as Ingredients for Bakery, Snack and Plant Based Protein Products Manufacturers
●	Develop Manufacturing Base through Partnerships and Licensing
●	Conceptual Engineering and Preliminary Budgeting on Large-Scale Processing Plant
●	Develop Range of Finished Products in other Grain Flours, Pulses/Protein Flours and Juices

PHASE 4: 2024-2025

●	Expand Product Range in US/Canada
●	Expand Business to other Geographies (select Markets in Europe, Asia, Latin America)
●	Design, Build Start-up and Operation of Large-Scale Processing Plan

Merger and Acquisition (“M&A”)

With respect to M&A growth, the Company is creating a separate corporate office to aggressively pursue acquisitions. The Company plans to focus on identifying target companies, which help expand AgriFORCE Brand’s mandate to deliver more nutritious (better for you) crops, ingredients, and plant-based products that are sustainably produced. The Company believes that AgriFORCE Solutions platform of IP and group of companies acquired through M&A can identify opportunities to produce crops more sustainably and that offer unique competitive advantages through the supply chain to ultimately have them converted into ingredients and plant based products or simply sold to consumers through AgriFORCE Brands.

Below is a summary of the intended strategy with respect to the Company’s M&A strategy:

Strategy

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FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2021

Results of Operations

The following discussion should be read in conjunction with the condensed unaudited financial statements for the interim periods ended June 30, 2022 and 2021 respectively, included in this report.

Revenues

The Company has generated no revenue since inception.

Operating Expenses

Operating expenses increased in the three months ended June 30, 2022 as compared to June 30, 2021 by $3,506,806 or 491%, primarily due to an increase in consulting expenses by $963,672 and an increase in professional fees by $671,988 for third party consultants providing services related to financial advisory services and strategic acquisitions, and an increase in wages and salaries of $1,190,203 for additional employees hired post IPO.

Operating expenses increased in the six months ended June 30, 2022 as compared to June 30, 2021 by $5,375,803 or 335%, primarily due to an increase in wages and salaries by $1,809,179 for additional employees hired post IPO, increase in professional fees by $628,149, increase in research and development by $365,596, increase in investor relations expenses of $441,838 and increase in office and administrative expenses by $518,615, as the Company entered into growth phase post IPO and increased its staff and operations.

Other (Income) / Expenses

Other expenses for the three months ended June 30, 2022 increased mainly due to the change in fair value of warrant liability amounting to $675,504, decrease in accretion interest on senior secured debentures of $427,360, and foreign exchange gains of $109,081.

Other expenses for the six months ended June 30, 2022 increased mainly due to the change in fair value of warrant liability amounting to $218,462, decrease in accretion interest on senior secured debentures of $427,360, and foreign exchange gains of $38,440.

Net Loss

The Company recorded a net loss of $3,442,585 for the three months ended June 30, 2022 as compared to a net loss of $1,206,983 for the three months ended June 30, 2021. The increase in net loss is due to the total increase in operating expenses and other expenses outlined above.

The Company recorded a net loss of $6,723,871 for the six months ended June 30, 2022 as compared to a net loss of $2,091,589 for the six months ended June 30, 2021. The increase in net loss is due to the total increase in operating expenses and other expenses outlined above.

Liquidity and Capital Resources

The Company’s primary need for liquidity is to fund working capital requirements, capital expenditures, and for general corporate purposes. The Company’s ability to fund operations and make planned capital expenditures and debt service obligations depends on future operating performance and cash flows, which are subject to prevailing economic conditions, financial markets, business and other factors. We have recorded a net loss of $6,723,871 for the six months ended June 30, 2022, and a net loss of $2,091,589 for the six months ended June 30, 2021. We have recorded an accumulated deficit of $26,624,863 as of June 30, 2022 and $19,900,992 as of December 31, 2021. Net cash used in operating activities for the six months ended June 30, 2022 and June 30, 2021 was $5,058,002 and $799,682, respectively.

We had $1,996,910 in cash as at June 30, 2022 as compared to $7,775,290 as at December 31, 2021.

Our future capital requirements will depend on many factors, including:

●	the cost and timing of our regulatory activities, especially the process to obtain regulatory approval for our intellectual properties in the U.S. and in foreign countries
●	the costs of R&D activities we undertake to further develop our technology
●	the costs of constructing our grow houses, including any impact of complications, delays, and other unknown events
●	the costs of commercialization activities, including sales, marketing and production
●	the level of working capital required to support our growth
●	our need for additional personnel, information technology or other operating infrastructure to support our growth and operations as a public company
●	completion of planned acquisitions

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of this uncertainty. The Company is at the stage of development of its first facility and other IP. As such it is likely that additional financing will be needed by the Company to fund its operations and to develop and commercialize its technology. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

For the next twelve months from issuance of these financial statements, the Company will seek to obtain additional capital through the sale of debt or equity financings or other arrangements to fund operations; however, there can be no assurance that the Company will be able to raise needed capital under acceptable terms, if at all. The sale of additional equity may dilute existing shareholders and newly issued shares may contain senior rights and preferences compared to currently outstanding common shares. Issued debt securities may contain covenants and limit the Company’s ability to pay dividends or make other distributions to shareholders. If the Company is unable to obtain such additional financing, future operations would need to be scaled back or discontinued. Due to the uncertainty in the Company’s ability to raise capital, management believes that there is substantial doubt in the Company’s ability to continue as a going concern for twelve months from the issuance of these financial statements.

16

Cash Flows

The net cash used by operating activities for the six months ended June 30, 2022 is attributable to a net loss of $6,723,871 due to operating costs associated with wages, investor relations, consulting expenses, research and development, and general administrative expenses. The net loss was adjusted primarily by non-cash expenses related to change in fair value of warrants of $218,462, shared based compensation of $214,372, shares issued for consulting services of $648,662, and shares issued for bonus and compensation of $331,490. For the six months ending June 30, 2021 net cash used by operating activities was attributable to net loss of $2,091,589 owing to wages, consulting expenses, professional fees, research and development expenses and general administrative expenses. The net loss was adjusted primarily by non-cash expenses related to accretion of interest on senior secured debentures of $427,360, shares issued for consulting services amounting to $220,509, shared based compensation of $155,801 and loss on extension of debt term amounting to $59,259.

The net cash used in investing activities for six months ended June 30, 2022 related to the payment against acquisition of intangible asset of $500,000 and acquisition of equipment and leasehold improvement amounting to $92,479.

Net cash used in financing activities for the six months ended June 30, 2022 represents transaction costs paid related to convertible debentures of $35,000. Whereas cash flow from financing activities for the six months ended June 30, 2021 represents proceeds from issuance of senior secured debentures of $600,000 and related financing costs of $69,000, IPO costs paid of $173,541 and proceeds from long term loan amounting to $15,932.

Recent Financings

On March 24, 2021, the Company entered into a securities purchase agreement with certain accredited investors for the purchase of $750,000 in principal amount ($600,000 subscription amount) of senior secured debentures originally due June 24, 2021. The debentures were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to certain purchasers who are accredited investors within the meaning of Rule 501 under the Securities Act of 1933, as amended. On June 24, 2021, the due date was extended, and the senior secured debentures were repaid in full on July 13, 2021.

On July 12, 2021, the Company completed its IPO whereby it sold a total of 3,127,998 units, each consisting of one common share and one Series A warrant to purchase one common share, at a public offering price of $5.00 for gross proceeds of $15,639,990. The Company received net proceeds from the IPO of $14,388,791, after deducting underwriting discounts and commissions of 1,251,199.

On June 30, 2022, the Company entered into security purchase agreements with certain accredited investors for the purchase of $14,025,000 in principal amount of convertible debentures due December 31, 2024.

Off Balance Sheet Arrangements

None.

Significant Accounting Policies

See the footnotes to our unaudited financial statements for the six months ended June 30, 2022 and 2021, included with this quarterly report.

17

ANNEX III

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based upon the historical financial statements of AgriFORCE Growing Systems Ltd. (“AgriFORCE”) after giving effect to the acquisition of Delphy Groep B.V. (“Delphy”). The unaudited pro forma condensed combined financial information also gives effect to the transactions undertaken to finance the acquisition of Delphy.

The unaudited pro forma condensed combined balance sheet as of June 30, 2022, combines the historical balance sheets of AgriFORCE and Delphy, giving effect to the acquisition of Delphy as if it had been completed on January 1, 2021.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 gives effect to the acquisition of Delphy and the financing transactions as if they had each occurred on January 1, 2021, by combining AgriFORCE’s consolidated statement of operations for the twelve months ended December 31, 2021, with Delphy’s audited consolidated statements of operations for the twelve months ended December 31, 2021.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 gives effect to the acquisition of Delphy and the financing transactions, as if they had each occurred on January 1, 2021, by combining AgriFORCE’s consolidated statement of operations for the six months ended June 30, 2022, with Delphy’s unaudited consolidated statements of operations for the six months ended June 30, 2022.

The following unaudited pro forma condensed combined financial information and related notes present the historical financial information of AgriFORCE and Delphy adjusted to give pro forma effect to events that are (1) directly attributable to the acquisitions, (2) factually supportable, and (3) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results. These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the annual, quarterly and other reports filed by AgriFORCE with the Securities and Exchange Commission.

Reclassification adjustments were made to conform Delphy’s historical accounting presentation to AgriFORCE’s accounting presentation. Adjustments were made to translate Delphy’s financial statements from Euros to U.S. Dollars based on applicable historical exchange rates, which may differ from future exchange rates.

The pro forma information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the acquisitions had been completed on the dates indicated, nor is it indicative of future operating results or financial position. The pro forma adjustments represent AgriFORCE’s management’s best estimate and are based upon currently available information and certain assumptions that AgriFORCE believes are reasonable under the circumstances. The final valuation may materially change the allocation of the purchase consideration, which could materially affect the fair values assigned to the assets and liabilities and could result in a material change to the unaudited pro forma condensed combined financial information. Refer to footnote 1 to the unaudited pro forma condensed combined financial information for more information on the basis of preparation.

1

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2022

(In US dollars)

	AgriFORCE Historical	Delphy Historical	Pro Forma Adjustments		Combined Pro Forma
ASSETS

Current
Cash and cash equivalents	$1,996,910	$1,788,650	$2,272,166	3(c)	$6,057,726
Restricted cash	-	44,551	-		44,551
Other receivable	11,957,342	-	-		11,957,342
Trade accounts receivable, less allowance for doubtful accounts	-	2,543,283	-		2,543,283
Inventories	-	18,526	-		18,525
Prepaid expenses and other current assets	111,802	5,935,052	-		6,046,854
Total current assets	14,066,054	10,330,062	2,272,166		26,668,282

Non-Current
Other receivables	-	167,429	-		167,429
Equity method investments	-	775,408	-		775,408
Operating lease right-of-use asset	1,711,179	3,286,687	-		4,997,866
Construction in progress	2,096,341	-	-		2,096,341
Property, plant and equipment, net	122,666	4,802,984	-		4,925,650
Goodwill	-	-	2,348,284	3(f)	2,348,284
Intangible assets	9,187,862	7,869	14,000,000	3(e)	23,195,731
TOTAL ASSETS	$27,184,102	$19,370,439	$18,620,450		$65,174,991

LIABILITIES
Current
Accounts payable and accrued liabilities	$2,305,851	$7,225,711	$-		$9,531,562
Contingent consideration payable - current	741,561	-	-		741,561
Lease liability - current	258,997	711,478	-		970,475
Current installments of long-term debt	-	209,007	-		209,007
Debentures	3,697,613	-	5,607,976	3(d)	9,305,589
Total current liabilities	7,004,022	8,146,196	7,361,290		20,758,194

Non-Current
Lease liability – non-current	1,399,476	2,575,208	-		3,974,684
Derivative liabilities	8,590,779	-	9,307,024	3(d)	17,897,803
Other liabilities	-	188,397			188,397
Contingent consideration payable – non-current			5,844,379	3(b)	5,844,379
Long-term debt	46,562	1,724,315	-		1,770,877
Total liabilities	17,040,839	12,634,116	20,759,379		50,434,334

EQUITY
Common shares, no par value per share - unlimited shares authorized;	26,710,990	-	4,597,394	3(a)	31,308,384
Common shares €1 par value per share, 18,000 shares authorized,	-	16,085	(16,085)	3(g)	-
Additional paid-in-capital	10,123,315	298,994	(298,994)	3(g)	10,123,315
Accumulated deficit	(26,624,863)	6,396,260	(6,397,260)	3(g)	(26,624,863)
Accumulated other comprehensive income	(66,179)	(3,860)	3,860	3(g)	(66,179)
Noncontrolling interest	-	28,844	(28,844)	3(g)	-
TOTAL EQUITY	10,143,263	6,736,323	(2,138,929)		14,740,657
TOTAL LIABILITIES AND EQUITY	$27,184,102	$19,370,439	$18,620,450		$65,174,991

See accompanying notes.

2

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In US dollars)

	AgriFORCE Historical	Delphy Historical	Pro Forma Adjustments		Combined Pro Forma

Revenue
Revenue	$-	$19,581,737	$-		$19,581,737
Cost of revenue	-	8,691,735	-		8,691,735
GROSS PROFIT	-	10,890,002	-		10,890,002

OPERATING EXPENSES
Selling, general and administrative expense	-	10,864,229	(10,864,229)	4	-
Wages and salaries	1,766,491	-	6,520,119	4	8,286,610
Consulting	1,088,413	-	-		1,088,413
Professional fees	882,146	-	-		882,146
Office and administrative	780,135	-	2,018,295	4	2,798,430
Investor and public relations	748,349	-	-		748,349
Research and development	474,338	-	-		474,338
Share based compensation	796,141	-	-		796,141
Rent	168,315	-	-		168,315
Travel and entertainment	69,598	-	1,441,282	4	1,510,880
Shareholder and regulatory	143,095	-	-		143,095
Sales and marketing	-	-	783,263	4	783,263
Depreciation	11,797	-	101,270	4	113,067
Amortization of purchased intangible assets	-	-	2,166,667	3(e)	2,166,667
TOTAL OPERATING EXPENSES	6,928,818	10,864,229	2,166,667		19,959,714

INCOME (LOSS) FROM OPERATIONS	(6,928,818)	25,773	(2,166,667)		(9,069,712)

OTHER INCOME (EXPENSE)
Other income, net	-	1,673,184	-		1,673,184
Income of equity method investees	-	245,514	-		245,514
Foreign exchange gain	162,976	-	-		162,976
Write-off of deposit	(151,711)	-			(151,711)
Change in fair value of contingent consideration payable	-	-	(672,584)	3(j)	(672,584)
Accretion of interest on debentures	(483,529)	-	(7,687,467)	3(h)	(8,170,996)
Change in fair value of warrants	1,191,383	-	8,932,399	3(i)	10,123,782
Issuance cost related to warrants	(374,465)	-	-		(374,465)
Loss on extension of debt term	(58,952)	-	-		(58,952)
Interest income (expense)	-	(22,577)	-		(22,577)
INCOME (LOSS) BEFORE INCOME TAXES	(6,643,116)	1,921,895	(1,594,319)		(6,315,541)
Income taxes	-	380,062	-		380,062
NET INCOME (LOSS)	(6,643,116)	1,541,833	(1,594,319)		(6,695,603)

Dividend paid to preferred shareholders	(735,932)	-	-		(735,932)
Net income attributable to non-controlling interest	-	(4,892)	-		(4,892)
NET INCOME (LOSS) ATTRIBUTED TO COMMON SHAREHOLDERS	(7,379,048)	1,536,941	(1,594,319)		(7,436,427)

Other comprehensive income (loss)
Foreign currency translation	(152,140)	548	-		(151,592)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTED TO COMMON SHAREHOLDERS	$(7,531,188)	$1,537,489	$(1,594,319)		$(7,588,019)

Basic and diluted net loss attributed to common shares	$(0.66)				$(0.63)

Weighted average number of common shares outstanding – basic and diluted	11,164,311		641,244		11,805,555

See accompanying notes.

3

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(In US dollars)

	AgriFORCE Historical	Delphy Historical	Pro Forma Adjustments		Combined Pro Forma

Revenue	$-	$9,452,895	$-		$9,452,895
Cost of revenue	-	3,573,307	-		3,573,307
GROSS PROFIT	-	5,879,588	-		5,879,588

OPERATING EXPENSES
Selling, general and administrative expense	-	5,916,113	(5,916,113)	4	-
Wages and salaries	2,148,144	-	4,087,299	4	6,235,443
Consulting	1,508,418	-			1,508,418
Professional fees	881,400	-	-		881,400
Office and administrative	630,890	-	675,410	4	1,306,300
Investor and public relations	606,924	-	-		606,924
Research and development	426,856	-	-		426,856
Share based compensation	214,372	-	-		214,372
Lease expense	159,435	-	384,976	4	544,411
Travel and entertainment	158,821	-	401,794	4	560,615
Shareholder and regulatory	146,663	-	-		146,663
Sales and marketing	90,382	-	306,561	4	396,943
Depreciation	8,992	-	60,073	4	69,065
Amortization of purchased intangible assets	-	-	1,083,333	3(e)	1,083,333
TOTAL OPERATING EXPENSES	6,981,297	5,916,113	1,083,333		13,980,743

INCOME (LOSS) FROM OPERATIONS	(6,981,297)	(36,525)	(1,083,333)		(8,101,155)

OTHER INCOME (EXPENSE)
Other expenses, net	-	(85,752)	-		(85,752)
Income of equity method investees	-	218,699	-		218,699
Foreign exchange gain	38,964	-	-		38,964
Change in fair value of contingent consideration payable	-	-	(384,130)	3(j)	(384,130)
Accretion of interest on debentures	-	-	(3,095,258)	3(h)	(3,095,258)
Change in fair value of warrants	218,462	-	(2,176,897)	3(i)	(1,958,435)
Interest expense, net	-	(90,845)	-		(90,845)
INCOME (LOSS) BEFORE INCOME TAXES	(6,723,871)	5,577	(6,739,618)		(13,457,912)
Income tax recovery (expense)	-	31,968	-		31,968
NET INCOME (LOSS)	(6,723,871)	37,545	(6,739,618)		(13,425,944)

Net income attributable to non-controlling interest	-	(26)	-		(26)
NET INCOME (LOSS) ATTRIBUTED TO COMMON SHAREHOLDERS	(6,723,871)	37,519	(6,739,618)		(12,425,970)

Other comprehensive income (loss)
Foreign currency translation	(33,093)	243	-		(32,850)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTED TO COMMON SHAREHOLDERS	$(6,756,964)	$37,762	$(6,739,618)		$(13,458,820)

Basic and diluted net loss attributed to common shares	$(0.42)				$(0.81)

Weighted average number of common shares outstanding – basic and diluted	15,872,349		641,244		16,513,593

See accompanying notes.

4

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, with AgriFORCE being the accounting acquirer, and uses the fair value concepts defined in ASC Topic 820, Fair Value Measurement, and was based on the historical consolidated financial statements of AgriFORCE and Delphy.

Under ASC Topic 805, all the assets acquired and liabilities assumed in a business combination are recognized at their assumed acquisition-date fair value, while acquisition-related costs and restructuring costs associated with the business combination are expensed as incurred. The excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.

The allocation of the purchase consideration depends upon certain estimates and assumptions, all of which are preliminary. The allocation of the purchase consideration has been made for the purpose of developing the unaudited pro forma condensed combined financial information. Fair value of Delphy’s identifiable intangible assets and the estimated amortization periods are based primarily on preliminary information and assumptions likely will change, as AgriFORCE completes a valuation of Delphy’s identifiable assets.

A final determination of fair values of assets acquired and liabilities assumed could differ materially from the preliminary allocation of purchase consideration. This final valuation will be based on the actual net tangible and intangible assets of the business acquired existing as of the assumed closing date. The final valuation may materially change the allocation of purchase consideration, which could materially affect the fair values assigned to the assets and liabilities and could result in a material change to the unaudited pro forma condensed combined financial information.

The pro forma adjustments represent AgriFORCE management’s best estimate and are based upon currently available information and certain assumptions that AgriFORCE believes are reasonable under the circumstances. AgriFORCE is not aware of any material transactions between AgriFORCE and Delphy during the periods presented; hence adjustments have not been reflected in the unaudited pro forma condensed combined financial information for any such transaction.

After consummation of the combination with Delphy, AgriFORCE is performing a comprehensive review of Delphy’s accounting policies. As a result of the review, AgriFORCE may identify differences between the accounting policies of the two companies which, when conformed, could have a material impact on the combined financial statements. Based on its initial analysis, AgriFORCE is not aware of any differences that would have a material impact on the combined financial statements.

2.	Financing Transactions

On February 10, 2022, the Company signed a definitive agreement to acquire all of the outstanding common shares- of Delphy Groep BV (“Delphy”) for EUR 23.5 million ($22.8 million) through a combination of cash and stock. On September 22, 2022. The Company entered into an amendment to the agreement to purchase all of the issued and outstanding shares of Delphy for EUR 17.7 million ($17.2 million) through a combination of cash and stock plus a potential earnout of up to EUR 6.0 million ($5.8 million) over 2 years based on achieving future performance milestones.

On June 30, 2022, the Company executed the definitive agreement (the “Agreement”) with arm’s length accredited institutional investors (the “Investors”) for convertible debentures. Pursuant to the agreement, the investors may purchase additional tranches of debentures. The “Investors purchased additional tranches for $17,600,000 of principal debentures with a 10% original issue discount (the “Debentures”) for gross proceeds of $16,000,000. The interest rates on the Debentures are 5% for the first 12 months, 6% for the subsequent 12 months, and 8% per annum thereafter. The Debenture may be extended by six months at the election of the Company by paying a sum equal to six months interest on the principal amount outstanding at the end of the 18th month, at the rate of 8% per annum. The Debentures are convertible into common shares at $2.22. In addition, the Investors received 5,153,153 warrants at a strike price of $2.442, which expire on December 31, 2025 (the “Debenture Warrants”). The Debenture Warrants and Debentures each have down round provisions whereby the conversion and strike prices will be adjusted downward if the Company issues equity instruments at lower prices. The Debenture Warrants strike price and the Debenture conversion price will be adjusted down to the effective conversion price of the issued equity instruments. Due to the currency of these features being different from the Company’s functional currency the Debenture Warrants and Debentures’ convertible features were classified as derivative liabilities. The transaction costs incurred in relation to the Debentures were $1,085,000. The fair values of the conversion feature derivative liabilities and the warrant derivative liabilities as at June 30, 2022 were $4,176,024 and $5,120,000 respectively.

5

3.	Pro Forma Adjustments Related to the Acquisition

The total estimated consideration as shown in the table below is allocated to Delphy tangible and intangible assets and liabilities based on their preliminary estimated fair values as of the pro forma acquisition date:

Consideration:
Cash paid upon completion of transaction	$12,642,834
Shares in AgriFORCE (value in US dollars)	4,597,394	(a)
Earnout payable in cash	5,844,379	(b)
Total purchase consideration	$23,084,607

Preliminary allocation of consideration:
Book value of Delphy net assets as of the pro forma acquisition date	$6,736,322
Adjustments to historical net book value:
Identified intangible assets	14,000,000	(e)
Adjusted book value of Delphy net assets as of the pro forma acquisition date	14,000,000

Goodwill	$2,348,284	(f)

(a)	Represents the stock portion of the purchase consideration.
(b)	Represents the earnout payable to Delphy based upon achieving future performance milestones. EUR 3,042,395 ($2,971,008) is due not prior to July 1, 2023 and EUR 2,942,935 ($2,873,371) is due not prior to July 1, 2024.
(c)	Represents additional cash received from financing for the Delphy acquisition.
(d)	Represents debt financing (Note 2) obtained to complete Delphy transaction.

			Amortization Expense Based on the Preliminary Allocation of Identifiable Intangible Assets
	Preliminary Estimated Asset Fair Value	Weighted Average Useful Life (Years)	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Annual Effect of a 10% Increase to the Preliminary Allocation	Annual Effect of a 10% Decrease to the Weighted Average Useful Life
Customer List	$10,000,000	6.0	$1,666,667	$833,333	$166,667	$1,851,852
Trademarks and trade names	3,000,000	10.0	300,000	150,000	30,000	333,333
Internally developed software and data	1,000,000	5.0	200,000	100,000	20,000	222,222
	$14,000,000		$2,166,667	$1,083,333	$216,667	$2,407,407

(e)	The preliminary fair value and allocation of identifiable intangible assets and their estimated useful lives are as follows:
(f)	Represents the estimates value of goodwill recorded in conjunction with the Delphy acquisition.
(g)	Amount represents the elimination of the historical equity of Delphy.
(h)	Represents the accretion interest of the convertible debentures issued to finance the Delphy acquisition (Note 2).
(i)	Represents the change in fair value of the conversion feature derivative liabilities and warrant derivative liabilities issued to finance the Delphy acquisition (Note 2).
(j)	Represents the accretion interest on the earn-out payable (Note 2).

4.	Reclassification Adjustments

Certain reclassifications have been made to the historical presentation of Delphy’s financial information to conform to the financial statement presentation of AgriFORCE for purposes of the unaudited pro forma condensed combined financial information.

The adjustments represents the reclassification of selling, general and administrative expense to wages and salaries, office and administrative, rent, travel and entertainment, sales and marketing, lease expense, and depreciation.

6